UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-214

SENTINEL GROUP FUNDS, INC.

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.

National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code:

(802) 229-3113

Date of fiscal year end: November 30, 2016

Date of reporting period: December 1, 2015 to November 30, 2016

Annual Report

November 30, 2016

Sentinel Common Stock Fund
Sentinel Small Company Fund

Sentinel Balanced Fund
Sentinel Multi-Asset Income Fund
Sentinel Sustainable Core Opportunities Fund

Sentinel International Equity Fund

Sentinel Government Securities Fund
Sentinel Low Duration Bond Fund
Sentinel Total Return Bond Fund
Sentinel Unconstrained Bond Fund

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Balanced Fund

13	Sentinel Common Stock Fund

18	Sentinel Government Securities Fund

23	Sentinel International Equity Fund

29	Sentinel Low Duration Bond Fund

34	Sentinel Multi-Asset Income Fund

39	Sentinel Small Company Fund

44	Sentinel Sustainable Core Opportunities Fund

49	Sentinel Total Return Bond Fund

54	Sentinel Unconstrained Bond Fund

60	Statement of Assets and Liabilities

64	Statement of Operations

66	Statement of Changes in Net Assets

70	Financial Highlights

80	Notes to Financial Statements

98	Report of Independent Registered Public Accounting Firm

99	Actual and Hypothetical Expenses for Comparison Purposes

100	Expenses

102	Additional Information for Shareholders

103	Board Approval of Investment Advisory Agreements

105	Directors & Officers

Message to Shareholders

Thomas H. Brownell
President and Chief Executive Officer
Sentinel Asset Management, Inc.

Dear Fellow Shareholders,

The Sentinel organization made great progress last year as we rationalized our product offerings, enhanced the efficiency of our distribution organization, and invested in our investment management teams. Both the fixed income and equity markets delivered bouts of volatility over the last twelve months which created both challenges and opportunities for our products.

Specifically the fiscal year began with the Federal Reserve raising interest rates for the first time in over 6 years in December, 2015. This move precipitated a broad and sharp decline in the equity markets, particularly in the Energy and Materials segments of the market through the second week of February, 2016. Interestingly, markets then proceeded to rally sharply for most of the second quarter before selling off once again in June following the United Kingdom’s vote to leave the European Union.

After recovering during the summer months, the equity markets then sold off once again leading up to the U.S. election in November. However, the U.S. election results seem to have set a new course for both the bond and equity markets. Investors have now bet on a stronger growth, pro-business agenda which moved virtually all U.S. markets. Interest rates jumped higher with the ten year U.S. Treasury now up over 100 basis points off its lows, and the equity markets also bounced to record highs led by small cap equities. The equity market also experienced a strong rotation in market leadership away from interest rate sensitive issuers toward more cyclical and industrial based companies. Through all of this our products performed well.

We are optimistic on a number of fronts as we look ahead into 2017. We believe the investment environment has recently become ripe for active managers like Sentinel to perform well as market conditions and the political environment continue to evolve both domestically and abroad. Our objective continues to be to deliver high quality, actively managed investment solutions that reflect the core principles of our investors. With this in mind, we remain committed to:

•	Fundamental research and analysis as the primary drivers of investment returns;
•	A close attention to risk management;
•	A strong understanding of macro market-movers; and
•	Perhaps most importantly, a long-term perspective.

Above all, Sentinel’s unwavering objective is to help our clients achieve their long-term investment objectives. Our standard of stewardship is evidenced by our investment teams’ persistent drive to deliver attractive returns over multiple market cycles. That is the Sentinel standard.

Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc.

Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com

4

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•	a list of each investment

•	the number of shares/par amount of each stock, bond or short-term note

•	the market value of each investment

•	the percentage of investments in each industry

•	the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•	income earned from investments

•	management fees and other expenses

•	gains or losses from selling investments (known as realized gains or losses)

•	gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•	operations — a summary of the Statement of Operations for the most recent period

•	distributions — income and gains distributed to shareholders

•	capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	income and capital gains distributions paid to shareholders

•	share price at the end of the period

It also includes some key statistics for the period:

•	total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•	expense ratio — operating expenses as a percentage of average net assets

•	net income ratio — net investment income as a percentage of average net assets

•	portfolio turnover — the percentage of the portfolio that was replaced during the period

5

Sentinel Balanced Fund

(Unaudited)

Daniel J. Manion, CFA
Equity Portfolio Manager

Jason Doiron, FRM, PRM
Fixed Income Portfolio Manager

Performance Highlights

For the fiscal year ending November 30, 2016, the Sentinel Balanced Fund Class I shares returned 4.94%. This compares to the Standard & Poor’s 500 Index which returned 8.06% during the same time period, the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.17%, and a 4.17% return for the Morningstar Allocation – 50% to 70% Equity (Balanced) peer group average for the same time period.

Equity Market Review

For most of the year, the defensive, yield-heavy sectors dominated the market, as positive domestic economic indicators were not enough to counteract the uncertainties generated by international economic and political events. Fiscal 2016 saw weaker international economic growth and political unrest, the United Kingdom voting to leave the European Union, and a contested U.S. presidential election. However, the U.S. election results set a new course for the markets, as the Republican Party is set to take control of the executive and legislative branches. Many investors have bet on a strong pro-business agenda, and shifted positions accordingly, and aggressively. At fiscal year-end, value stocks decisively outperformed growth stocks, while small cap stocks swiftly reversed their underperformance vs. mid and large cap stocks, doubling the annual return of large cap stocks by the end of November. In terms of sectors, Utilities and Telecommunications led the S&P 500 Index for the majority of the year, but as interest rates rose they quickly lost ground post-election to the Industrials and Financials sectors, which ended up as the market leaders for the fiscal year. The Health Care and Information Technology sectors ended as the laggards, after being the clear leaders in previous years.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than offset by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

6

Sentinel Balanced Fund

underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continued to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Key Performance Attribution

For the equity portion of the Fund, stock selection was the main driver of performance for the fiscal year. In particular, our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in the weak-performing Real Estate sector. Improving margins in cable and lowered fears of government intervention in deal-making helped our holdings in Media, while our focus away from Textiles, Apparel and Luxury Goods together with our emphasis on well-executed, off-price retailing benefitted performance. Within Health Care, our stock selection in Providers and Services, as well as in Pharmaceuticals, contributed positively to the Fund. Conversely, our Information Technology and Energy exposure worked against us. Within Information Technology, our exposure in IT Services was challenged as revenue expectations of one of our holdings fell amidst lower demand for consulting services in the financial services and health care industries, while another holding faced increased litigation and regulatory uncertainty. Within Energy, our exposure to oil majors did not participate as strongly on the upside as more leveraged names, despite our holdings having stronger balance sheets and better capital management.

The Fixed Income portion of the Balanced Fund returned 0.81% on a gross of fees basis during the 12 months ending November 30, 2016, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 1.37%. During the year, the yield on the 10-year U.S. Treasury rose 18 bps to 2.38% from 2.21%, while the Fund was, on average, short duration* vs. the benchmark by 2.01 years. The Fund’s short duration position resulted in 10 bps of underperformance vs. the benchmark. In addition, the Fund had limited exposure to U.S. Treasury securities as an asset class, which contributed 39 bps of positive allocation effects to overall performance. Risk assets performed quite well during the year with the Option Adjusted Spread (OAS) on the Bloomberg Barclays U.S. Corporate Index tightening by 26 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 148 bps. The Fund’s asset allocation call detracted 15 bps of relative performance; however, contributing positively was the funds 1.3% overweight to high yield credit which added 9 bps. Negative sector allocation effects within investment grade credit detracted somewhat, costing the fund 37 bps in relative underperformance. Security selection within high yield credit also detracted less than 1 bp from performance, while security selection within investment grade resulted in 55 bps of underperformance. In addition, security selection within the Fund’s Agency Mortgage Backed Securities (MBS) portfolio resulted in 4 bps of underperformance. In addition, other effects resulted in 35 bps of underperformance.

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

An investment cannot be made directly in an index.

7

Sentinel Balanced Fund

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in 6 basis points of outperformance relative to the Bloomberg Barclay’s U.S. Aggregate Bond Index. Of the outperformance, 2 basis points was due to the impact of the trades on the Fund’s effective duration, while 4 basis points was due to the impact of intra-day price moves on days where a trade occurred.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of November 30, 2016 was 64% stocks, 22% bonds and 14% cash and cash equivalents. We have maintained our overweight position in the Financials, Health Care and Consumer Staples sectors, even as we moderate our Financials sector overweight. We also trimmed choice positions that we felt were fully priced in the current market environment, in favor of funding some smaller holdings which reflected a better risk/return profile.

Within fixed income, looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and Non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

We believe the Sentinel Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long-term returns and modest levels of risk in high quality, large cap stocks. We plan to maintain a sizeable commitment to fixed income securities in the Fund as a means of generating income and reducing risk.

8

Sentinel Balanced Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Class	Symbol
1 year	4.75%	-0.51%	3.91%	2.92%	4.94%	A	SEBLX
3 years	4.75	2.98	3.95	3.95	4.99	C	SBACX
5 years	8.80	7.69	7.94	7.94	9.00	I	SIBLX
10 years	5.84	5.30	4.95	4.95	5.93

Inception Date of the Fund – 11/15/38

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C & I shares: A – 1.05%, C – 1.83%, I – 0.82%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

9

Sentinel Balanced Fund

Fund Profile

at November 30, 2016

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	62.1%
U.S. Government Obligations	25.5%
Domestic Exchange Traded Funds	8.0%
Foreign Stocks & ADR's	1.7%
Real Estate Investment Trusts	0.5%
Domestic Corporate Bonds	0.4%
Cash and Other	1.8%

Top 10 Equity Holdings*

Description	Percent of Net Assets
iShares iBoxx $ Investment Grade Corporate
Bond ETF	7.6%
Microsoft Corp.	2.3%
Apple, Inc.	1.8%
Visa, Inc.	1.8%
Texas Instruments, Inc.	1.5%
Alphabet, Inc.	1.4%
The Travelers Cos., Inc.	1.4%
Cisco Systems, Inc.	1.4%
Merck & Co., Inc.	1.3%
McDonald's Corp.	1.3%
Total of Net Assets	21.8%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q29056	4.00%	10/01/44	1.8%
FNMA TBA 15 YR Dec	2.50%	12/16/31	1.5%
FNMA AT2016	3.00%	04/01/43	1.3%
FHLMC Q02664	4.50%	08/01/41	1.2%
FNMA BC1809	3.50%	05/01/46	0.8%
FHLMC Q29260	4.00%	10/01/44	0.8%
FNMA AZ7347	3.00%	11/01/45	0.7%
FHR 3859 JB	5.00%	05/15/41	0.6%
GNMA II 005175	4.50%	09/20/41	0.6%
FNMA AS4707	3.50%	04/01/45	0.5%
Total of Net Assets			9.8%

Average Effective Duration (for all Fixed Income Holdings) 1.3 years**(Unaudited)

*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 25.5%
U.S. Government Agency Obligations 19.3%
Federal Home Loan Bank 6.2%
Agency Discount Notes:
0.1%, 12/01/16	20,000 M	$20,000,000
Federal Home Loan Mortgage Corporation 5.1%
Collateralized Mortgage Obligations:
FHR 3859 JB 5%, 05/15/41	1,886 M	2,076,343
Mortgage-Backed Securities:
15-Year:
FHLMC G18091 6%, 12/01/20	2 M	2,197
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FHLMC J22900 2.5%, 03/01/28	1,161 M	$1,167,327
		1,169,524
20-Year:
FHLMC P00020 6.5%, 10/01/22	21 M	20,973
30-Year:
FHLMC G08062 5%, 06/01/35	6 M	6,356
FHLMC Q02664 4.5%, 08/01/41	3,712 M	3,998,413
FHLMC Q29260 4%, 10/01/44	2,295 M	2,413,715
FHLMC Q29056 4%, 10/01/44	5,485 M	5,768,291
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FHLMC G08637 4%, 04/01/45	943 M	$990,885
		13,177,660
Total Federal Home Loan Mortgage Corporation		16,444,500
Federal National Mortgage Association 7.0%
Collateralized Mortgage Obligations:
FNR 02-2 UC 6%, 02/25/17	81	81
Mortgage-Backed Securities:
15-Year:
FNMA 254907 5%, 10/01/18	3 M	2,662
FNMA 255273 4.5%, 06/01/19	5 M	5,189
FNMA 255358 5%, 09/01/19	1 M	1,292

10	The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA TBA 15 YR Dec 2.5%, 12/16/31(a)	4,920 M	$4,937,105
		4,946,248
30-Year:
FNMA 687301 6%, 11/01/32	35	39
FNMA 690305 5.5%, 03/01/33	1 M	1,483
FNMA 748895 6%, 12/01/33	112 M	122,118
FNMA 725423 5.5%, 05/01/34	1,058 M	1,189,717
FNMA 725610 5.5%, 07/01/34	958 M	1,077,711
FNMA AD9193 5%, 09/01/40	596 M	655,534
FNMA AH8925 4.5%, 03/01/41	1,184 M	1,281,122
FNMA AL2860 3%, 12/01/42	1,249 M	1,248,513
FNMA AR9195 3%, 03/01/43	821 M	821,259
FNMA AT2016 3%, 04/01/43	4,343 M	4,342,979
FNMA AL5718 3.5%, 09/01/44	560 M	577,774
FNMA AS4707 3.5%, 04/01/45	1,399 M	1,441,376
FNMA AZ7347 3%, 11/01/45	2,330 M	2,319,897
FNMA BC1809 3.5%, 05/01/46	2,448 M	2,512,536
		17,592,058
Total Federal National Mortgage Association		22,538,387
Government National Mortgage Corporation 1.0%
Collateralized Mortgage Obligations:
GNR 10-169 AW 4.5%, 12/20/40	750 M	813,491
GNR 12-147 Interest Only 0.584%, 04/16/54	8,953 M	353,009
		1,166,500
Mortgage-Backed Securities:
30-Year:
GNMA II 005175 4.5%, 09/20/41	1,877 M	2,046,586
Total Government National Mortgage Corporation		3,213,086
Total U.S. Government Agency Obligations		62,195,973
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Treasury Obligations 6.2%
U.S. Treasury Bill 0.155%, 12/01/16	20,000 M	$20,000,000
Total U.S. Government Obligations (Cost $82,130,754)		82,195,973

Domestic Corporate Bonds 0.4%

Communications 0.2%
AT&T, Inc. 3.8%, 03/15/22	552 M	563,209

Consumer Non-Cyclical 0.0%^
Zoetis, Inc. 3.25%, 02/01/23	139 M	137,683

Financials 0.2%
Brookfield Asset Management, Inc. 4%, 01/15/25	468 M	456,334
Wells Fargo & Co. 4.1%, 06/03/26	63 M	64,009
		520,343
Insurance 0.0%^
Kemper Corp. 4.35%, 02/15/25	158 M	156,380
Total Domestic Corporate Bonds (Cost $1,386,626)		1,377,615

		Value
	Shares	(Note 2)
Domestic Common Stocks 62.1%
Consumer Discretionary 7.4%
Comcast Corp.	60,000	4,170,600
Goodyear Tire & Rubber Co.	60,000	1,841,400
Home Depot, Inc.	15,000	1,941,000
Marriott Int'l., Inc.	31,100	2,450,058
McDonald's Corp.	35,000	4,174,450
Omnicom Group, Inc.	25,000	2,173,500
Time Warner, Inc.	40,000	3,672,800
TJX Cos., Inc.	45,000	3,525,300
		23,949,108
Consumer Staples 6.2%
CVS Health Corp.	20,000	1,537,800
Estee Lauder Cos, Inc.	30,000	2,331,000
Kraft Heinz Co.	30,000	2,449,500
McCormick & Co., Inc.	23,000	2,097,600
PepsiCo, Inc.	40,000	4,004,000
Philip Morris Int'l., Inc.	40,000	3,531,200
Procter & Gamble Co.	50,000	4,123,000
		20,074,100
Energy 4.8%
Chevron Corp.	20,000	2,231,200
EOG Resources, Inc.	30,000	3,075,600
ExxonMobil Corp.	38,000	3,317,400

		Value
	Shares	(Note 2)
Marathon Petroleum Corp.	40,000	$1,880,800
Noble Energy, Inc.	50,000	1,908,000
Schlumberger Ltd.	37,700	3,168,685
		15,581,685
Financials 12.3%
American Express Co.	40,000	2,881,600
Chubb Ltd.	20,000	2,560,000
CME Group, Inc.	35,000	3,951,850
Discover Financial Services	60,000	4,066,200
JPMorgan Chase & Co.	50,000	4,008,500
Morgan Stanley	100,000	4,136,000
PNC Financial Services Group, Inc.	30,000	3,316,200
S&P Global, Inc.	35,000	4,164,650
Signature Bank*	15,000	2,248,650
The Travelers Cos., Inc.	40,000	4,534,000
Wells Fargo & Co.	70,000	3,704,400
		39,572,050
Health Care 9.2%
Amgen, Inc.	20,000	2,881,400
Becton Dickinson & Co.	15,000	2,536,500
Biogen, Inc.*	5,000	1,470,350
Bristol-Myers Squibb Co.	50,000	2,822,000
Eli Lilly & Co.	30,000	2,013,600
Johnson & Johnson	25,000	2,782,500
Medtronic PLC(b)	55,320	4,038,913
Merck & Co., Inc.	70,000	4,283,300
Stryker Corp.	15,000	1,704,900
UnitedHealth Group, Inc.	20,000	3,166,400
Zoetis, Inc.	40,000	2,015,200
		29,715,063
Industrials 6.3%
Boeing Co.	20,000	3,011,200
Canadian National Railway Co.	45,000	3,007,350
General Dynamics Corp.	15,000	2,630,250
Honeywell Int'l., Inc.	35,000	3,987,900
Johnson Controls Int'l. plc	57,300	2,577,354
United Technologies Corp.	25,000	2,693,000
Verisk Analytics, Inc.*	30,000	2,492,400
		20,399,454
Information Technology 13.5%
Accenture PLC	32,400	3,869,532
Alphabet, Inc.*	6,000	4,548,240
Apple, Inc.	53,200	5,879,664
Check Point Software Technologies Ltd.*	25,000	2,058,250
Cisco Systems, Inc.	150,000	4,473,000
Cognizant Technology Solutions Corp.*	50,000	2,754,000
Microsoft Corp.	125,000	7,532,500

The accompanying notes are an integral part of the financial statements.	11

Sentinel Balanced Fund

		Value
	Shares	(Note 2)
Synopsys, Inc.*	30,000	$1,814,400
Texas Instruments, Inc.	65,000	4,805,450
Visa, Inc.	75,000	5,799,000
		43,534,036
Materials 1.2%
EI Du Pont de Nemours & Co.	30,000	2,208,300
Praxair, Inc.	12,000	1,443,600
		3,651,900
Telecommunication Services 1.2%
Verizon Communications, Inc.	75,000	3,742,500
Total Domestic Common Stocks (Cost $103,611,466)		200,219,896
Domestic Exchange Traded Funds 8.0%
Bond Funds 8.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	210,929	24,644,944
SPDR Barclays Intermediate Term Corporate Bond ETF	35,453	1,202,566
SPDR Barclays Short Term Corporate Bond ETF	1,062	32,434
Total Domestic Exchange Traded Funds (Cost $25,428,696)		25,879,944
Foreign Stocks & ADR's 1.7%
Netherlands 1.1%
Unilever NV ADR	90,000	3,584,700
Switzerland 0.6%
Roche Holding AG ADR	60,000	1,663,800
Total Foreign Stocks & ADR's (Cost $5,741,302)		5,248,500
Real Estate Investment Trusts 0.5%
Real Estate 0.5%
Equinix, Inc. (Cost $1,825,139)	5,000	1,693,800
Institutional Money Market Funds 3.2%
State Street Institutional U.S. Government Money Market Fund
Premier Class (Cost $10,395,309)	10,395,309	10,395,309
Total Investments 101.4% (Cost $230,519,292)†		327,011,037

Excess of Liabilities Over Other Assets (1.4)%		(4,557,530)

Net Assets 100.0%		$322,453,507

*	Non-income producing.

†	Cost for federal income tax purposes is $230,645,170. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $96,365,867 of which $99,619,083 related to appreciated securities and $3,253,216 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

SPDR	- Standard & Poor's Depository Receipts

^	Represents less than 0.05% of net assets.

12	The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA
Portfolio Manager

Hilary T. Roper, CFA
Portfolio Manager

Performance Highlights

The Sentinel Common Stock Fund’s Class I shares had a return of 7.84% for the fiscal year ending November 30, 2016. This compares to a return of 8.06% for the Standard & Poor’s 500 Index, and a 6.33% average return for the funds in the Morningstar Large Blend category, for the same time period.

Equity Market Review

For most of the year, the defensive, yield-heavy sectors dominated the market, as positive domestic economic indicators were not enough to counteract the uncertainties generated by international economic and political events. Fiscal 2016 saw weaker international economic growth and political unrest, the United Kingdom voting to leave the European Union, and a contested U.S. presidential election. However, the U.S. election results set a new course for the markets, as the Republican Party is set to take control of the executive and legislative branches. Many investors have bet on a strong pro-business agenda, and shifted positions accordingly, and aggressively. At fiscal year-end, value stocks decisively outperformed growth stocks, while small cap stocks swiftly reversed their underperformance vs. mid and large cap stocks, doubling the annual return of large cap stocks by the end of November. In terms of sectors, Utilities and Telecommunications led the S&P 500 Index for the majority of the year, but as interest rates rose they quickly lost ground post-election to the Industrials and Financials sectors, which ended up as the market leaders for the fiscal year. The Health Care and Information Technology sectors ended as the laggards, after being the clear leaders in previous years.

Key Performance Attribution

Stock selection was the main driver of performance for the fiscal year. Relative to the Fund’s benchmark, our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in the weak-performing Real Estate sector. Improving margins in cable and lowered fears of government intervention in deal-making helped our media holdings, while our focus away from textiles, apparel and luxury goods together with our emphasis on well-executed, off-price retailing benefitted performance. Within Health Care, our stock selection in providers and services, as well as in pharmaceuticals, contributed positively to the Fund. Conversely, our Information Technology, Consumer Staples and Energy exposure worked against us. Within Information Technology, our exposure in IT services was challenged as revenue expectations of one of our holdings fell amidst lower demand for consulting services in the financial services and health care industries, while another holding faced increased litigation and regulatory uncertainty. Our exposure to personal products within Consumer Staples also worked against us, as the industry overall underperformed, even within its sector. Within Energy, our exposure to oil majors did not participate as strongly on the upside as more leveraged names, despite our holdings having stronger balance sheets and better capital management.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

13

Sentinel Common Stock Fund

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Financials, Health Care and Consumer Staples sectors. Through the fiscal year, we eliminated and / or trimmed low conviction positions, in favor of funding holdings that we believe reflect a better risk / return profile. We have continued moderating our Financials overweight, as certain positions became too large for our comfort, and have deployed the resulting capital into existing holdings in Health Care, Consumer Discretionary and Information Technology, where we see stronger fundamentals.

We remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap multinational stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. These types of companies remain our focus and where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

14

Sentinel Common Stock Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares and Class R6 shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares	Class R6 shares
	Without Sales	With 5%	Without	With 1%	No	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge	Class	Symbol
1 year	7.53%	2.15%	6.71%	5.73%	7.84%	7.92%	A	SENCX
3 years	7.44	5.62	6.59	6.59	7.74	7.68	C	SCSCX
5 years	12.86	11.71	11.95	11.95	13.20	13.01	I	SICWX
10 years	6.86	6.32	5.95	5.95	7.21	6.94	R6	SCRLX

Inception Date of the Fund – 1/12/34

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class R6 shares are not subject to a sales charge. Only eligible investors may purchase Class I and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C, I and R6 shares: A – 0.99%, C - 1.78%, I - 0.71%, R6 – 1.76%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

15

Sentinel Common Stock Fund

Fund Profile

at November 30, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	20.8%
Financials	17.3%
Health Care	14.8%
Consumer Discretionary	12.7%
Consumer Staples	10.6%
Sector	Percent of Net Assets
Industrials	10.0%
Energy	8.0%
Telecommunication Services	1.9%
Materials	1.6%
Real Estate	0.7%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	3.4%
Visa, Inc.	2.7%
Apple, Inc.	2.5%
Texas Instruments, Inc.	2.4%
UnitedHealth Group, Inc.	2.2%
Description	Percent of Net Assets
Morgan Stanley	2.1%
Comcast Corp.	2.1%
Alphabet, Inc.	2.1%
Merck & Co., Inc.	2.1%
Accenture PLC	2.1%
Total of Net Assets	23.7%

*"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 94.9%
Consumer Discretionary 12.7%
Comcast Corp.	600,000	$41,706,000
Goodyear Tire & Rubber Co.	650,000	19,948,500
Home Depot, Inc.	165,000	21,351,000
Lear Corp.	85,000	11,008,350
Marriott Int'l., Inc.	261,600	20,608,848
McDonald's Corp.	300,000	35,781,000
Omnicom Group, Inc.	250,000	21,735,000
Priceline Group, Inc.*	9,500	14,284,960
Time Warner, Inc.	350,000	32,137,000
TJX Cos., Inc.	490,000	38,386,600
		256,947,258
Consumer Staples 8.9%
CVS Health Corp.	275,000	21,144,750
Estee Lauder Cos, Inc.	315,000	24,475,500
Kraft Heinz Co.	250,000	20,412,500
McCormick & Co., Inc.	100,000	9,120,000
PepsiCo, Inc.	400,000	40,040,000
Philip Morris Int'l., Inc.	300,000	26,484,000
Procter & Gamble Co.	450,000	37,107,000
		178,783,750
Energy 8.0%
Chevron Corp.	197,400	22,021,944
EOG Resources, Inc.	230,000	23,579,600
ExxonMobil Corp.	455,000	39,721,500
Marathon Petroleum Corp.	400,000	18,808,000
Noble Energy, Inc.	600,000	22,896,000
		Value
	Shares	(Note 2)
Schlumberger Ltd.	400,000	$33,620,000
		160,647,044
Financials 17.3%
American Express Co.	285,000	20,531,400
Chubb Ltd.	215,000	27,520,000
CME Group, Inc.	315,000	35,566,650
Discover Financial Services	375,000	25,413,750
JPMorgan Chase & Co.	469,700	37,655,849
Morgan Stanley	1,050,000	43,428,000
PNC Financial Services Group, Inc.	300,000	33,162,000
S&P Global, Inc.	300,000	35,697,000
Signature Bank*	155,000	23,236,050
The Travelers Cos., Inc.	260,000	29,471,000
Wells Fargo & Co.	726,600	38,451,672
		350,133,371
Health Care 13.7%
Amgen, Inc.	175,000	25,212,250
Becton Dickinson & Co.	100,000	16,910,000
Biogen, Inc.*	65,000	19,114,550
Bristol-Myers Squibb Co.	338,300	19,093,652
Eli Lilly & Co.	250,000	16,780,000
Johnson & Johnson	150,000	16,695,000
Medtronic PLC(a)	496,700	36,264,067
Merck & Co., Inc.	680,000	41,609,200
Stryker Corp.	140,000	15,912,400
UnitedHealth Group, Inc.	275,000	43,538,000
Zoetis, Inc.	498,000	25,089,240
		276,218,359
		Value
	Shares	(Note 2)
Industrials 10.0%
Boeing Co.	175,000	$26,348,000
Canadian National Railway Co.	437,000	29,204,710
General Dynamics Corp.	185,500	32,527,425
Honeywell Int'l., Inc.	300,000	34,182,000
Johnson Controls Int'l. plc	477,834	21,492,973
United Technologies Corp.	275,000	29,623,000
Verisk Analytics, Inc.*	336,000	27,914,880
		201,292,988
Information Technology 20.8%
Accenture PLC	347,000	41,442,210
Alphabet, Inc.*	55,000	41,692,200
Apple, Inc.	450,520	49,791,471
Check Point Software Technologies Ltd.*	210,000	17,289,300
Cisco Systems, Inc.	1,345,770	40,130,861
Cognizant Technology Solutions Corp.*	362,100	19,944,468
Microsoft Corp.	1,150,000	69,299,000
Oracle Corp.	470,000	18,889,300
Synopsys, Inc.*	275,000	16,632,000
Texas Instruments, Inc.	658,000	48,645,940
Visa, Inc.	712,200	55,067,304
		418,824,054
Materials 1.6%
EI Du Pont de Nemours & Co.	275,000	20,242,750
Praxair, Inc.	100,000	12,030,000
		32,272,750

16	The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

		Value
	Shares	(Note 2)
Telecommunication Services 1.9%
Verizon Communications, Inc.	777,300	$38,787,270
Total Domestic Common Stocks (Cost $945,277,456)		1,913,906,844
Foreign Stocks & ADR's 2.8%
Netherlands 1.7%
Unilever NV ADR	850,000	33,855,500
Switzerland 1.1%
Roche Holding AG ADR	854,600	23,698,058
Total Foreign Stocks & ADR's (Cost $63,420,317)		57,553,558
Real Estate Investment Trusts 0.7%
Real Estate 0.7%
Equinix, Inc. (Cost $14,509,053)	40,000	13,550,400
Institutional Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $10,471,802)	10,471,802	10,471,802

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 0.7%
U.S. Government Agency Obligations 0.7%

Federal Home Loan Bank 0.7%
Agency Discount Notes:
0.1%, 12/01/16 (Cost $14,000,000)	14,000 M	14,000,000

Total Investments 99.6% (Cost $1,047,678,628)†		2,009,482,604

Other Assets in Excess of Liabilities 0.4%		7,161,053

Net Assets 100.0%		$2,016,643,657

*	Non-income producing.

†	Cost for federal income tax purposes is $1,050,406,717. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $959,075,887 of which $982,608,200 related to appreciated securities and $23,532,313 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR    -  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	17

Sentinel Government Securities Fund

(Unaudited)

Jason Doiron, FRM, PRM
Portfolio Manager

Peter Hassler, CFA
Portfolio Manager

Performance Highlights

For the fiscal year ending November 30, 2016, the Sentinel Government Securities Fund’s Class I shares had a return of 0.44%. This compares to the Bloomberg Barclays U.S. Government/Mortgage Backed Securities (MBS) Index which returned 1.26%, and a 0.87% return for the Morningstar Intermediate Government peer group in the same time period.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than offset by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continued to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Performance Attribution

While the Fund underperformed the Bloomberg Barclays U.S. Government/Mortgage Backed Securities (MBS) Index by 82 bps for the fiscal year ended November 30th, it underperformed the Morningstar Intermediate Government category by 39 bps over the same period. Moving from the year to date period ended September 30th to the fiscal year-end, the sources of relative fund performance changed significantly. With the 10-year U.S. Treasury yield increasing over 143 bps to end November at year to date highs, and prepayment speeds near the highs of the year, mortgages underperformed. Three main factors weighed on mortgage performance from September 30th to November 30th. First, prepayment speeds surprised to the upside as the effects of this summer’s low rates continued to be felt by MBS investors. Secondly, MBS Index duration* extended nearly 200 bps from 2.50 to 4.46 as expectations for future

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bloomberg Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles a measured by their underlying portfolio holdings.

18

Sentinel Government Securities Fund

prepayment speeds fell with higher rates causing some investors to sell down positions. Lastly, in the rate backup, the bid for call protected specified mortgage pools fell, exacerbating relative mortgage underperformance at the security level. However, more than offsetting the underperformance of MBS over October and November 2016 was the Fund’s overall duration underweight to the benchmark index. Despite the MBS Index duration extension, our defensive coupon positioning in the stack gave a lift to relative performance.

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in less than 1 basis point of underperformance relative to the Bloomberg Barclay’s U.S. Government/ Mortgage Backed Securities (MBS) Index, which was due to the impact of the trades on the Fund’s effective duration.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4, 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

19

Sentinel Government Securities Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Class	Symbol
1 year	0.24%	-2.02%	-0.56%	-1.54%	0.44%	A	SEGSX
3 years	1.49	0.73	0.69	0.69	1.71	C	SCGGX
5 years	0.69	0.23	-0.10	-0.10	0.93	I	SIBWX
10 years	3.44	3.20	2.52	2.52	3.69

Inception Date of the Fund – 9/2/86

Performance of the Class A shares is based on the 2.25% maximum sales charge and is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge.

Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A – 0.96%, C – 1.74%, I – 0.73%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Bloomberg Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

20

Sentinel Government Securities Fund

Fund Profile

at November 30, 2016

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	9.8%
1 yr. to 2.99 yrs.	19.2%
3 yrs. to 3.99 yrs.	23.5%
Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	35.4%
6 yrs. to 7.99 yrs.	12.1%

Average Effective Duration (for all Fixed Income Holdings) 3.9 years**

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AT2016	3.00%	04/01/43	8.4%
FHLMC J22900	2.50%	03/01/28	7.3%
FNMA AL2860	3.00%	12/01/42	7.1%
FNMA AI4728	4.50%	07/01/41	6.9%
FNMA BC1809	3.50%	05/01/46	6.8%
FHLMC Q33006	3.50%	04/01/45	6.3%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC G05624	4.50%	09/01/39	5.5%
FNMA AB7845	3.00%	02/01/43	5.1%
GNR 10-33 PX	5.00%	09/20/38	4.8%
FNMA AE0215	4.00%	12/01/39	4.5%
Total of Net Assets			62.7%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

** "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 97.8%
U.S. Government Agency Obligations 97.8%
Federal Home Loan Bank 2.0%
Agency Discount Notes: 0.1%, 12/01/16	4,000 M	$4,000,000
Federal Home Loan Mortgage Corporation 32.9%
Collateralized Mortgage Obligations:
FHR 3331 PE 6%, 06/15/37	8,007 M	8,891,540
Mortgage-Backed Securities:
15-Year:
FHLMC J22900 2.5%, 03/01/28	14,518 M	14,591,588
30-Year:
FHLMC 360017 11%, 11/01/17	11	11
FHLMC A64971 5.5%, 08/01/37	8 M	9,322
FHLMC G05483 4.5%, 06/01/39	4,591 M	4,974,139
FHLMC G05624 4.5%, 09/01/39	10,050 M	10,919,796
FHLMC A89148 4%, 10/01/39	7,063 M	7,458,037
FHLMC Q29056 4%, 10/01/44	5,821 M	6,121,519
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FHLMC Q33006 3.5%, 04/01/45	12,139 M	$12,448,217
		41,931,041
Total Federal Home Loan Mortgage Corporation		65,414,169
Federal National Mortgage Association 52.6%
Collateralized Mortgage Obligations:
FNR 12-47 AI Interest Only 3%, 05/25/22	4,842 M	251,430
FNR 03-32 BZ 6%, 11/25/32	388 M	438,118
		689,548
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec 2.5%, 12/16/31(a)	5,780 M	5,800,095
20-Year:
FNMA 758564 6%, 09/01/24	183 M	208,216
30-Year:
FNMA 426830 8%, 11/01/24	17 M	18,162
FNMA 738887 5.5%, 10/01/33	117 M	130,379
FNMA 748895 6%, 12/01/33	112 M	122,104
FNMA 881279 5%, 11/01/36	956 M	1,046,319
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 931533 4.5%, 07/01/39	1,832 M	$1,970,701
FNMA 931535 5.5%, 07/01/39	1,446 M	1,608,986
FNMA AE0215 4%, 12/01/39	8,609 M	9,055,365
FNMA AD9193 5%, 09/01/40	7,750 M	8,521,936
FNMA AI4728 4.5%, 07/01/41	12,795 M	13,801,714
FNMA AL2860 3%, 12/01/42	14,069 M	14,067,753
FNMA AB7845 3%, 02/01/43	10,106 M	10,104,817
FNMA AT2016 3%, 04/01/43	16,733 M	16,731,150
FNMA AL5718 3.5%, 09/01/44	6,863 M	7,081,858
FNMA BC1809 3.5%, 05/01/46	13,095 M	13,441,588
		97,702,832
Total Federal National Mortgage Association		104,400,691
Government National Mortgage Corporation 10.3%
Collateralized Mortgage Obligations:
GNR 10-33 PX 5%, 09/20/38	9,025 M	9,506,094

The accompanying notes are an integral part of the financial statements.	21

Sentinel Government Securities Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Mortgage-Backed Securities:
30-Year:
GNMA II 004424 5%, 04/20/39	2,660 M	$2,946,073
GNMA AG8936 4%, 02/15/44	7,495 M	8,053,921
		10,999,994
Total Government National Mortgage Corporation		20,506,088
Total U.S. Government Obligations (Cost $193,028,620)		194,320,948

		Value
	Shares	(Note 2)
Institutional Money Market Funds 5.3%

State Street Institutional U.S. Government Money Market Fund
Premier Class (Cost $10,530,044)	10,530,044	10,530,044
Total Investments 103.1% (Cost $203,558,664)†		204,850,992

Excess of Liabilities Over Other Assets (3.1)%		(6,202,601)

Net Assets 100.0%		$198,648,391

†	Cost for federal income tax purposes is $203,558,664. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $1,292,328 of which $2,770,416 related to appreciated securities and $1,478,088 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

22	The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

Andrew Boczek Portfolio Manager

Performance Highlights

For the fiscal year ending November 30, 2016, the Sentinel International Equity Fund’s Class I shares returned -4.41%, compared to the -3.66% total return of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the -3.31% return for the Morningstar Foreign Large Blend category for the same time period.

Equity Market Review

Fiscal 2016 marked the third consecutive year of disappointing overall equity returns in developed international markets, driven by meager corporate revenue growth, a recovery in depressed commodity input costs and a modest bounce in market interest rates. Political uncertainty emanating from the United Kingdom’s vote in June to leave the European Union (Brexit) referendum and fears about another banking crisis, this time in Italy, didn’t help. European stocks dropped double digits on average, led lower by Italy and Spain, while the U.K., despite the headlines, performed roughly in line with the region. Japanese stocks were flat in dollars, helped largely by a significant bounce in the value of the Japanese yen over the first half of the year, while equities in commodity-driven markets like Canada and Australia enjoyed a nice recovery after a rough 2015.

The past year saw an abrupt shift in market leadership. For the two-year period ending June 30, 2016, the MSCI EAFE Growth Index outperformed its Value counterpart by approximately 15 percentage points. Subsequently, over just the last five-month period, Value has recouped more than two thirds of that gap. So the theme of stable growth that was driving markets has been quickly turned on its head, driven by a combination of extreme relative valuations, rising interest rates and renewed hopes for reflation in the developed world. Since mid-year, market performance has been led by stocks in the Financials, Energy and Materials sectors, while traditionally defensive sectors such as Consumer Staples, Health Care, Telecommunications and Utilities have lagged badly. This is almost a mirror image of relative sector performance over the previous two-year period.

Emerging markets showed positive returns for the period, though this masks a wide range of outcomes across countries. In general, stock markets in commodity producing nations had a good year, led by Brazil and Russia, while other equity markets struggled. Brazil in particular had an eventful 2016, with the impeachment of its president and hosting of the Olympics in August. And while the economy and stock market have benefitted somewhat from a bounce in commodity prices, growth in industrial production remains firmly in negative territory, and political uncertainty continues to hang over markets there.

Elsewhere in emerging markets, Chinese stocks were mixed while property prices continued their march upward, driven by an accommodative banking system that is unable or unwilling to put the brakes on lending. The average sales price per square meter of apartment space in Shanghai, for example, rose by more than one third during the year, suggesting that the authorities have yet to successfully prick this growing bubble. Meanwhile over in India, in an attempt to punish holders of ill-gotten gains and counterfeit money, the authorities have implemented one of the largest monetary experiments in the history of the world, removing from circulation virtually overnight 85% of the value of currency notes outstanding. The result has been utter economic chaos and a sharp slowdown in spending, upending a nascent economic recovery and waylaying one of the better performing stock markets in the world prior to November.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends subjected to the maximum non-U.S. tax rate applicable.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles measured by their underlying portfolio holdings.

Sentinel International Equity Fund

Key Performance Attributes

Any analysis of the Fund’s relative performance during fiscal 2016 is complicated by the aforementioned dramatic shift in market leadership that occurred midway through the year. Stock markets’ behavior reminded us of the statistician’s joke about the man with his feet in the freezer and head in the oven being comfortable on average. That being said, a few things stand out when looking at a breakdown of performance by sector for the fiscal year. For example, over the course of the full year the Fund benefitted from being underweight Financials and Health Care stocks. Banks struggled through the first half of the year in an environment of low and even negative interest rates in most developed countries, accentuated by fears of a banking crisis in Italy over the summer, while pharmaceutical makers came under the microscope after a multiyear period of aggressive drug price increases. The Fund also benefitted from not holding any Telecommunications stocks, and from an above average allocation to cash during the year. On the other hand, we suffered from being under-weight Materials stocks, which saw a significant bounce off the bottom after being heavily sold over the previous couple of years, and from an overweight position in Consumer Discretionary stocks, which fell on average due to continuing weak demand from China.

From a geographic perspective, the Fund benefitted from an underweight position in the poorly performing Italian stock market, as well as from its exposure to certain emerging markets, including Brazil, Korea and Greece. On the other hand, the Fund’s underweight position in Japan and lack of exposure to a recovering Australian stock market hurt relative performance.

All of the above just obscures the real drivers of performance during the fiscal year, however, which could be found in big moves by a handful of individual securities on both the plus and minus sides. No discussion of the Fund’s performance for the period would be complete without a post mortem of its investment in Countrywide plc, the U.K.’s leading residential real estate agency, by far the largest detractor to performance during fiscal 2016. The Fund first made an investment in the company in early 2013, shortly after its stock market relisting, following a period of private equity ownership that spanned the peak of the previous bull market and the depths of the financial crisis. At the time, we felt that the prospects for a recovery in the volume of home sales, combined with a cleaned up balance sheet and Countrywide’s role as the natural consolidator of a fragmented industry made it an attractive long term investment. We also thought that the company’s leasing business made it less cyclical than perceived by the market. In retrospect we were too optimistic, and we missed the signs as the housing market peaked again and management changed in 2014. Political uncertainty and a slowly releveraging balance sheet were accompanied by increasing competition from new digital players, driving down commission rates and increasing risk. The U.K.’s vote to leave the European Union in June of this year put the industry on its knees, and with a now less solid financial position and little prospect for a recovery in revenues, Countrywide stands the risk of violating covenants on its bank debt. To top things off, in November the government, in an unexpected move, announced its intention to outlaw the fees that brokers have charged to rental applicants. In contrast to the analogy of the man with his feet in the freezer and head in the oven, our experience with Countrywide has been more like the frog being slowly and comfortably boiled to death.

The Fund also suffered from its investment in Ericsson, the Swedish maker of telecommunications network equipment. Our thesis of an eventual recovery in equipment demand as operators begin to roll out next generation networks, backed by a nice recurring services revenue stream and a strong balance sheet, proved to be premature if not unfounded. The company reported disappointing results in both April and October, which took some doing given the already low level of expectations. Signs of activism from the company’s largest shareholder have so far been unable to rouse the stock from its slumber, though to management’s credit there have been some renewed efforts at cost cutting at this traditionally engineering-driven company.

Performance also suffered from the Fund’s investments in Bank of Cyprus and Delphi Automotive, although to be fair we think that the fundamentals in these two companies have been fine. Bank of Cyprus has seen a steady improvement in both asset quality and the composition of its liabilities, in line with our thesis. It seems to us that a combination of disappointment over lack of progress in Cypriot reunification talks between the Greeks and Turks, the relatively small size and illiquidity of the bank’s float and selling of shares by bailed in depositors have so far put a lid on the stock price.

Delphi Automotive, the U.K. domiciled maker of electronic car components, had been a market darling for a number of years and, similar to many automotive related companies, has more recently been the subject of fears of a peaking global automotive cycle, as well as structural headwinds coming from the eventual electrification of the fleet and the sharing economy. We consider such fears exaggerated and remain bullish on the company’s prospects.

On the plus side, the Fund benefitted from investments in two gaming related businesses, Greek Organization of Football Prognostics, known more commonly by its Greek acronym OPAP, and Wynn Macau, the Hong Kong listed subsidiary that now represents the majority of the value of Steve Wynn’s empire. OPAP is benefitting from new private ownership and the return of some semblance of stability to the Greek economy. In addition, the company successfully settled a dispute with the Greek government over a change in the regulatory framework for their soon to be rolled out video lottery terminal business, which had been halted for the last couple of years.

Sentinel International Equity Fund

Wynn Macau has been caught up in the general slowdown in spending on luxury and gaming in China over the last couple of years. This slowdown came at a particularly bad time for Wynn, the high-end gaming operator which has been building a new $4 billion mega-casino that finally opened this past August. Luckily, demand has just started to recover and we think that Wynn’s premium product has a long runway for growth.

The Fund was also the beneficiary of a couple of takeovers during the fiscal year. U.K.-based mobile chip architects ARM Holdings plc, a near monopolist in the design of chips for smartphones, was bought by aggressive Japanese conglomerate Softbank at a substantial premium. And Syngenta AG, the Swiss agrochemical and seeds business, was the subject of an offer from Chinese state owned chemical conglomerate ChemChina after rebuffing two separate offers from Monsanto, as the board of directors came to the realization that being left out of ongoing industry consolidation would put it at a significant competitive disadvantage.

Outlook

Another year has passed and monetary and fiscal authorities around the world have managed to more-or-less successfully sweep our growing economic imbalances under the rug again. Continued accommodative policies have allowed for modest growth in most of the developed world, led by the U.S. Following seven years of economic recovery and given an unemployment rate comfortably below 5%, accompanied by an acceleration in wage pressures and other input costs, it’s no longer possible for the Federal Reserve Board to pretend that zero interest rates are appropriate for the U.S. economy. The unanswered questions are whether the economy can actually withstand a normalization of interest rates, and whether the Federal Reserve Board is prepared to follow through with tightening in the face of potential financial market hiccups.

The U.K.’s vote in June to leave the European Union came as a shock to the establishment, causing a rethink of the unspoken assumption that further European economic and political integration is both desirable in the abstract and desired by the masses. The precise shape of the U.K.’s future relationship with its soon-to-be former European Union partners will be subject to heated discussions over the coming two years, during which time increased uncertainty is likely to dampen spending and capital inflows into the U.K.

Brexit has also thrown a monkey wrench into plans to press forward with further fiscal integration among the countries of the European Union, integration which will be necessary to shore up confidence in the single currency. And following the decisive defeat of a referendum in Italy held in early December that would have facilitated some necessary fiscal consolidation, the barbarians seem to be at the gates. With general elections coming in Germany and France, and negotiations between the U.K. and European Union set to start, it’s difficult to imagine much political will to address problems in the Italian banking system, for example, which have the potential to destabilize the entire continent and unravel the single currency. It will be another interesting year across Europe.

The news from China has been pretty quiet over the past year, with GDP growth stabilizing in the 6-7% range. The problem is that this growth has been accompanied by an accelerating buildup of debt, and the rebalancing that the authorities there are trying to engineer is still no more than a twinkle in President Xi’s eye. Foreign reserves, while still enormous at $3 trillion, have fallen by around 25% from the peak, and it’s evident that the government is worried about shoring up leakages in the capital account. We remain concerned by the unbalanced nature of Chinese economic growth and are wary of the sustainability of the current bounce in industrial commodity prices, which has been driven by renewed debt funded investment in property and infrastructure.

Finally, there’s little new to say about the economic situation in Japan, which remains mired in debt-induced deflation, but where the authorities continue to attack the symptom rather than the disease. The latest plan is for the Bank of Japan to hold rates on all Japan Government Bond maturities up to ten years at or below zero. The central bank’s balance sheet is growing at a rate of $1 trillion per year and is looking more and more like a black hole from which nothing can escape.

The last several months have been extremely challenging, to say the least, for investors focused on identifying high-quality businesses sporting strong balance sheets and exhibiting stable growth characteristics. Whereas from mid-2014 to mid-2016 the Fund operated in a market environment highly favorable to our style of investing, the final quarter of fiscal 2016 saw that tailwind turn into a substantial headwind. It’s tough for us to keep up when low quality stocks outperform, as they have recently. So while we wring our hands over recent performance, we’re also excited about the opportunities we see in the markets these days. When that gap between stock price movement and business performance opens up the way it has, our mouths start to water. Our work lists are full and we think the prospects for our companies continue to be good. We remain focused on identifying growing, high-quality businesses with strong balance sheets, run by shareholder-friendly management teams and trading at reasonable valuations.

Thanks once again for your interest.

Sentinel International Equity Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Class	Symbol
1 year	-4.81%	-9.56%	-5.82%	-6.73%	-4.41%	A	SWRLX
3 years	-0.78	-2.46	-2.05	-2.05	-0.38	C	SWFCX
5 years	5.98	4.90	4.50	4.50	6.48	I	SIIEX
10 years	1.58	1.06	0.24	0.24	1.97

Inception Date of the Fund – 3/1/93

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A – 1.42%, C – 2.71%, I – 1.03%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Sentinel International Equity Fund

Fund Profile

at November 30, 2016

Top Sectors *

Sector	Percent of Net Assets
Consumer Discretionary	33.3%
Information Technology	18.6%
Industrials	15.6%
Health Care	6.7%
Financials	5.4%
Sector	Percent of Net Assets
Energy	4.9%
Real Estate	4.8%
Consumer Staples	4.7%
Utilities	2.0%

Top Geographical Weightings

Country	Percent of Net Assets
United Kingdom	26.3%
Switzerland	10.1%
Germany	5.9%
Japan	5.7%
United States	5.5%
Country	Percent of Net Assets
Canada	4.8%
Ireland	4.4%
France	4.1%
Greece	4.1%
India	4.1%

Top 10 Holdings**

Description	Percent of Net Assets
OPAP SA	4.1%
Savills PLC	2.8%
Experian PLC	2.8%
SAP SE	2.7%
Wynn Macau Ltd.	2.7%
TE Connectivity Ltd.	2.7%
Description	Percent of Net Assets
Nestle SA	2.7%
Uni-Select, Inc.	2.7%
Delphi Automotive PLC	2.6%
TGS Nopec Geophysical Co ASA	2.6%
Total of Net Assets	28.4%

*"Top Sectors" includes Domestic Common Stocks and Foreign Stocks & ADR’s.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 13.3%
Consumer Discretionary 2.6%
Delphi Automotive PLC	65,000	$4,160,000
Energy 2.3%
Core Laboratories NV	33,000	3,688,080
Health Care 1.7%
Medtronic PLC(a)	39,000	2,847,390
Information Technology 6.7%
BlackBerry Ltd.*	436,000	3,361,560
Mastercard, Inc.	30,000	3,066,000
TE Connectivity Ltd.	65,000	4,396,600
		10,824,160
Total Domestic Common Stocks (Cost $22,366,131)		21,519,630
Foreign Stocks & ADR's 82.7%
Canada 2.7%
Uni-Select, Inc.	190,000	4,287,129
China 1.2%
Tencent Holdings Ltd. (b)	80,000	1,992,071
Cyprus 1.8%
Bank of Cyprus Pcl *(b)	22,000,000	2,821,320
		Value
	Shares	(Note 2)
Denmark 3.0%
ISS A/S (b)	70,100	$2,392,031
Novo Nordisk A/S (b)	72,000	2,424,967
		4,816,998
France 4.1%
Edenred SA (b)	166,000	3,496,080
Renault SA (b)	40,500	3,179,077
		6,675,157
Germany 5.9%
Brenntag AG (b)	52,447	2,769,416
NORMA Group AG (b)	58,000	2,296,141
SAP SE (b)	53,000	4,426,260
		9,491,817
Greece 4.1%
OPAP SA (b)	700,000	6,527,244
India 4.1%
PC Jeweller Ltd. (b)	630,000	3,383,670
Shriram Transport Finance Co Ltd. (b)	250,000	3,294,540
		6,678,210
Ireland 2.7%
Experian PLC (b)	235,000	4,429,537
		Value
	Shares	(Note 2)
Italy 1.1%
DiaSorin SpA (b)	34,000	$1,834,176
Japan 5.7%
CyberAgent, Inc. (b)	120,000	2,934,181
FANUC Corp. (b)	12,800	2,184,641
USS Co Ltd. (b)	252,000	4,078,312
		9,197,134
Luxembourg 2.6%
SES SA *(b)	191,500	4,133,582
Macau 2.7%
Wynn Macau Ltd. (b)	2,390,000	4,420,296
Netherlands 1.6%
Intertrust NV (b)	150,000	2,611,979
Norway 2.6%
TGS Nopec Geophysical Co
ASA (b)	210,000	4,143,249
South Korea 3.7%
Hyundai Motor Co. (b)	23,000	2,612,714
Samsung Electronics Co Ltd. (b)	2,200	3,273,988
		5,886,702

The accompanying notes are an integral part of the financial statements.	27

Sentinel International Equity Fund

		Value
	Shares	(Note 2)
Spain 2.0%
Red Electrica Corp. SA (b)	180,000	$3,200,886
Switzerland 7.4%
Adecco SA (b)	61,000	3,756,648
Nestle SA (b)	64,000	4,307,111
Roche Holding AG (b)	17,000	3,783,710
		11,847,469
United Kingdom 23.7%
Auto Trader Group PLC (b)	500,000	2,495,269
AVEVA Group PLC (b)	134,000	2,847,311
BCA Marketplace PLC (b)	1,505,000	3,502,483
Compass Group PLC (b)	168,000	2,876,275
Countrywide PLC (b)	484,953	1,035,289
Foxtons Group PLC (b)	1,750,000	2,304,553
Hays PLC (b)	2,325,000	4,034,974
ITV PLC (b)	1,925,000	4,044,132
Reckitt Benckiser Group
PLC (b)	38,000	3,209,996
Rightmove PLC (b)	84,000	3,851,454
Savills PLC (b)	544,000	4,560,956
WPP PLC (b)	158,000	3,369,645
		38,132,337
Total Foreign Stocks & ADR's (Cost $128,076,620)		133,127,293
Institutional Money Market Funds 3.6%
State Street Institutional U.S.
Government Money Market Fund
Premier Class (Cost $5,770,139)	5,770,139	5,770,139
Total Investments 99.6% (Cost $156,212,890)†		160,417,062
Other Assets in Excess of Liabilities 0.4%		603,301
Net Assets 100.0%		$161,020,363

*	Non-income producing.

†	Cost for federal income tax purposes is $156,212,890. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $4,204,172 of which $17,080,884 related to appreciated securities and $12,876,712 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

(b)	Included as Level 2, as a fair value factor was applied at November 30, 2016.

28	The accompanying notes are an integral part of the financial statements.

Sentinel Low Duration Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The Sentinel Low Duration Bond Fund’s Class I shares produced a total return of 1.08% for the fiscal year ending November 30, 2016. This compares to a return of 1.09% for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and 1.53% for the Morningstar Short-Term Bond peer group average during the same period.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than offset by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continued to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Key Performance Attribution

The Low Duration Bond Fund Class I shares returned 1.08% during the 12 months ending November 30, 2016 underperforming the Bloomberg Barclays 1-3 Year U.S. Gov’t/Credit Index by 0.01%. During the year, the yield on the 10-year U.S. Treasury rose 20 bps to 1.84% from 1.64%, while the Fund was, on average, long duration* vs. the benchmark by 0.20 years. The Fund’s long duration position resulted in 97 bps of underperformance vs. the benchmark. Risk assets performed quite well during the year with the Option Adjusted Spread (OAS) on the Bloomberg Barclays U.S. Corporate Index tightening by 26 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 148 bps. Largely due to the strong performance of risk assets, the Fund’s asset allocation call contributed 217 bps to outperformance, with 134 bps coming from a 17.5% average overweight to high yield credit and 47 bps coming from positive sector allocation within investment grade

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Low Duration Bond Fund

credit. Security selection within high yield credit was positive, contributing 35 bps to relative performance, while security selection within investment grade resulted in 94 bps of underperformance. In addition, security selection within the Fund’s Agency Mortgage Backed Securities (MBS) portfolio resulted in 2 bps of underperformance.

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in 88 basis points of underperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index. The Fund utilizes U.S. Treasury Futures to generally keep the portfolio’s effective duration at less than 3 years during normal market conditions. As a result of the U.S. Treasury market rally, nearly all of the underperformance was due to a reduction of the Fund’s effective duration resulting from the usage of U.S. Treasury Futures.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4, 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

Sentinel Low Duration Bond Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class S shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class S shares	Class I shares
	Without	With 1%	No	No
	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Class	Symbol
1 year	0.58%	-0.47%	0.54%	1.08%	A	SSIGX
3 years	0.33	-0.01	0.26	0.66	S	SSSGX
5 years	0.11	-0.08	-0.06	0.31	I	SSBDX
10 years	2.03	1.93	1.71	2.13

Inception Date of the Fund – 3/27/95

On January 31, 2014 the Sentinel Short Maturity Government Fund was renamed the Sentinel Low Duration Bond Fund and the Fund’s investment strategies changed. In addition, the Fund adopted the Bloomberg Barclays 1-3 Year US Government/Credit Index as its new benchmark and discontinued the use of a secondary benchmark. Performance prior to January 31, 2014 relate to the Fund’s prior investment strategies.

Performance of the Class A shares prior to June 1, 2006, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If it had, those returns would be higher. The Class A returns are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. Performance of the Class S shares prior to January 31, 2014 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.75% to 0.50%. If it had, those returns would be higher, except for the period from April 1, 2013 to January 30, 2014 during which a voluntary waiver of 0.25% of those fees was in effect. Performance of the Class I shares prior to their inception on January 31, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Low Duration Bond Fund Class A, S & I shares: A – 0.95%, S – 1.07%, I – 0.61%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds and tend to fluctuate more widely in value. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years. An investment cannot be made directly in an index.

Sentinel Low Duration Bond Fund

Fund Profile

at November 30, 2016

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	43.9%
1 yr. to 2.99 yrs.	31.5%
3 yrs. to 3.99 yrs.	8.3%
Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	9.8%
6 yrs. to 7.99 yrs.	0.5%
8 yrs. and over	6.0%

Average Effective Duration (for all Fixed Income Holdings) 1.8 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
SPDR Barclays Intermediate Term Corporate Bond ETF			8.7%
FHR 4022 AH	1.50%	12/15/25	8.1%
SPDR Barclays Short Term Corporate Bond ETF			8.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF			6.1%
		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNR 10-64 AD	3.00%	12/25/20	5.2%
FHR 4039 PB	1.50%	05/15/27	4.4%
FHR 4238 TL	1.25%	08/15/27	2.2%
Bear Stearns Trust FLT	3.110%	06/25/34	2.0%
FNR 11-15 HC	2.50%	03/25/26	1.8%
WBCMT 2007 C30 A5	5.342%	12/15/43	1.7%
Total of Net Assets			48.2%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

** "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 63.1%
U.S. Government Agency Obligations 48.9%
Federal Home Loan Bank 24.2%
Agency Discount Notes: 0.1%, 12/01/16	85,000 M	$85,000,000
Federal Home Loan Mortgage Corporation 15.7%
Collateralized Mortgage Obligations:
FHR 3874 BD 3%, 06/15/21	2,743 M	2,797,031
FHR 4022 AH 1.5%, 12/15/25	29,044 M	28,613,143
FHR 4039 PB 1.5%, 05/15/27	15,708 M	15,364,861
FHR 4238 TL 1.25%, 08/15/27	7,847 M	7,648,377
FHR 2927 ED 4%, 01/15/35	203 M	206,131
		54,629,543
Mortgage-Backed Securities:
15-Year:
FHLMC E88357 6.5%, 03/01/17	2 M	2,492
FHLMC J05907 6%, 08/01/19	500 M	514,288
		516,780
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
20-Year:
FHLMC D94230 7.5%, 10/01/19	2 M	$2,289
30-Year:
FHLMC G00100 8%, 02/01/23	3 M	3,273
Total Federal Home Loan Mortgage Corporation		55,151,885
Federal National Mortgage Association 8.9%
Collateralized Mortgage Obligations:
FNR 10-64 AD 3%, 12/25/20	17,891 M	18,200,458
FNR 11-67 DA 4.5%, 07/25/21	4,911 M	5,057,894
FNR 12-47 AI 3%, 05/25/22	5,126 M	266,220
FNR 11-15 HC 2.5%, 03/25/26	6,075 M	6,131,533
FNR 09-32 BH 5.25%, 05/25/39	1,011 M	1,077,893
		30,733,998
Mortgage-Backed Securities:
15-Year:
FNMA 671380 6%, 11/01/17	4 M	3,685
FNMA 725284 7%, 11/01/18	9 M	8,972
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 985670 6.5%, 10/01/21	367 M	$389,440
		402,097
30-Year:
FNMA 626664 6%, 04/01/17	10 M	10,146
FNMA 207530 8.25%, 04/01/22	6 M	6,258
FNMA 175123 7.45%, 08/01/22	77 M	81,132
		97,536
Total Federal National Mortgage Association		31,233,631
Government National Mortgage Corporation 0.1%
Mortgage-Backed Securities:
20-Year:
GNMA 628440 7%, 04/15/24	59 M	60,453
Total U.S. Government Agency Obligations		171,445,969
U.S. Treasury Obligations 14.2%
U.S. Treasury Bill 0.155%, 12/01/16	50,000 M	50,000,000
Total U.S. Government Obligations (Cost $222,231,112)		221,445,969

32	The accompanying notes are an integral part of the financial statements.

Sentinel Low Duration Bond Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Domestic Corporate Bonds 4.8%
Communications 1.9%
American Tower Corp. 4.5%, 01/15/18	3,750 M	$3,856,305
AT&T, Inc. 3.8%, 03/15/22	2,708 M	2,762,989
		6,619,294
Consumer Cyclical 2.4%
Ford Motor Credit Co LLC 5%, 05/15/18	3,500 M	3,640,518
General Motors Financial Co., Inc.
6.75%, 06/01/18	3,000 M	3,195,588
3.2%, 07/06/21	1,450 M	1,432,525
		8,268,631
Financials 0.5%
Brookfield Asset Management, Inc. 4%, 01/15/25	1,935 M	1,886,766
Total Domestic Corporate Bonds (Cost $16,793,661)		16,774,691
Asset Backed Securities 0.4%
Taco Bell Funding, LLC
3.832%, 05/25/26(a)
(Cost $1,596,000)	1,596 M	1,608,340
Bank Loans 0.5%
Technology 0.5%
Micron Technology, Inc.
6.8579%, 04/26/22(b)
(Cost $1,767,306)	1,771 M	1,789,224
Commercial Mortgage-Backed Securities 1.7%
Financials 1.7%
WBCMT 2007 C30 A5
5.342%, 12/15/43
(Cost $6,517,666)	5,920 M	5,922,565
Residential Mortgage-Backed Securities 4.2%
Financials 4.2%
Bear Stearns Trust FLT 3.1103%, 06/25/34	6,841 M	6,903,767
BOAMS 2004 5 3A1 4.5%, 06/25/19	2,130 M	2,134,955
GSR 2003 13 1A1 2.8703%, 10/25/33	5,684 M	5,728,160
Total Residential Mortgage-Backed Securities (Cost $14,813,339)		14,766,882

		Value
	Shares	(Note 2)
Domestic Exchange Traded Funds 23.2%
Bond Funds 23.2%
iShares 0-5 Year High Yield Corporate Bond ETF	33,400	1,567,796
iShares iBoxx $ Investment Grade Corporate Bond ETF	183,598	21,451,590
SPDR Barclays Intermediate Term Corporate Bond ETF	900,863	30,557,273
		Value
	Shares	(Note 2)
SPDR Barclays Short Term Corporate Bond ETF	916,585	$27,992,506
Total Domestic Exchange Traded Funds (Cost $80,892,750)		81,569,165
Institutional Money Market Funds 3.0%
State Street Institutional U.S.
Government Money Market Fund
Premier Class (Cost $10,548,807)	10,548,807	10,548,807
Total Investments 100.9% (Cost $355,160,641)†		354,425,643

Excess of Liabilities Over Other Assets (0.9)%		(3,323,346)

Net Assets 100.0%		$351,102,297

†	Cost for federal income tax purposes is $355,162,668. At November 30, 2016 unrealized depreciation for federal income tax purposes aggregated $737,025 of which $1,258,089 related to appreciated securities and $1,995,114 related to depreciated securities.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the market value of rule 144A securities amounted to $1,608,340 or 0.46% of net assets.

(b)	Micron Technologies, Inc. has a variable interest rate that floats quarterly in January, April, July, and October. The interest rate is based on the 3-month Libor rate plus 6.00%.

SPDR - Standard & Poor's Depository Receipts

The accompanying notes are an integral part of the financial statements.	33

Sentinel Multi-Asset Income Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

For the fiscal year ending November 30, 2016, the Sentinel Multi-Asset Income Fund’s Class I shares returned 5.22%. This compares to the Standard & Poor’s 500 Index which returned 8.06%, the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.17%, and a 3.86% return for the Morningstar Allocation - 30% to 50% Equity (previously Conservative Allocation) peer group average in the same time period.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than offset by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continued to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Key Performance Attribution

The Multi-Asset Income Fund Class I shares returned 5.22% during the 12 months ending November 30, 2016 outperforming its internal benchmark by 49 bps. During the year, the yield on the 10-year U.S. Treasury rose 20 bps to 1.84% from 1.64%, while the Fund was, on average, long duration* vs. the benchmark by 0.27 years. The Fund’s long duration position resulted in 13 bps of underperformance vs. the benchmark. Risk assets performed quite well during the year with the Option Adjusted Spread (OAS) on the Bloomberg Barclays U.S. Corporate Index tightening by 26 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 148 bps. In addition, the S&P 500 Index returned 8.06% during the year. While the Fund was underweight equities relative to its internal benchmark, during a year when equities outperformed, any negative performance associated with that call was offset by the Fund’s overweight to high yield corporate bonds relative to

*	Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

The internal benchmark consists of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Standard & Poor’s 500 Index.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles a measured by their underlying portfolio holdings.

Sentinel Multi-Asset Income Fund

other fixed income asset classes. Largely due to the strong performance of risk assets, the Fund’s asset allocation call contributed 246 bps to outperformance, with 485 bps coming from a 35.6% average overweight to high yield credit. In addition the Fund’s underweight to U.S. Treasury securities, as well as positioning within the Agency Mortgage Backed Securities (MBS) portfolio led to positive asset allocation effects. Security selection within both investment grade and high yield credit was negative, resulting in 17 and 34 bps of underperformance respectively. Finally, security selection within the Fund’s domestic equity portfolio resulted in 4 bps of underperformance.

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in 3 basis points of underperformance relative to the Fund’s internal benchmark. Of the underperformance, 2 basis points was due to the impact of the trades on the Fund’s effective duration, while 8 basis points was due to asset allocation effects. These results were partially offset by 7 basis points of outperformance resulting from the impact of intra-day price moves on days where a trade occurred. In addition, the Fund utilized Standard & Poor’s 500 Index Futures at various points during the year. Overall, the Fund’s utilization of Standard & Poor’s 500 Index Futures resulted in 2 basis points of outperformance relative to the Fund’s internal benchmark.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4, 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

Sentinel Multi-Asset Income Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Class	Symbol
1 year	4.99%	-0.24%	4.26%	3.31%	5.22%	A	SECMX
3 years	3.51	1.75	2.74	2.74	3.76	C	SMKCX
5 years	5.95	4.86	5.20	5.20	6.19		SCSIX
10 years	4.79	4.25	3.98	3.98	4.90

Inception Date of the Fund – 3/10/03

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Multi-Asset Income Fund Class A, C & I shares: A – 1.07%, C – 1.80%, I – 0.80%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset- backed securities.

An investment cannot be made directly in an index.

Sentinel Multi-Asset Income Fund

Fund Profile

at November 30, 2016

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Exchange Traded Funds	64.3%
U.S. Government Obligations	27.6%
Domestic Corporate Bonds	6.4%
Bank Loans	0.7%
Asset Backed Securities	0.1%
Cash and Other	0.9%

Top Equity Holdings*

Description	Percent of Net Assets
iShares iBoxx $ Investment Grade Corporate
Bond ETF	20.5%
SPDR Barclays Short Term High Yield Bond ETF	16.5%
iShares High Dividend ETF	12.0%
SPDR Barclays Intermediate Term Corporate
Bond ETF	10.1%
iShares Int'l. Select Dividend ETF	4.0%
iShares 0-5 Year High Yield Corporate Bond ETF	1.2%
SPDR Barclays Short Term Corporate Bond ETF	0.0%^
Total of Net Assets	64.3%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q41208	3.50%	06/01/46	1.5%
FNMA TBA 30 YR Dec	3.00%	12/13/46	1.4%
FNMA BC4492	4.50%	12/01/39	1.1%
FNMA AS7601	4.00%	07/01/46	0.9%
FNMA TBA 15 YR Dec	2.50%	12/16/31	0.8%
AT&T, Inc.	3.80%	03/15/22	0.5%
Ingram Micro, Inc.	4.95%	12/15/24	0.5%
CSC Holdings LLC	10.875%	10/15/25	0.5%
Express Scripts Holding Co.	3.40%	03/01/27	0.5%
Retail Opportunity Investments Partnership LP	5.00%	12/15/23	0.5%
Total of Net Assets			8.2%

Average Effective Duration (for all Fixed Income Holdings) 3.4 years**(Unaudited)

*"Top Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 27.6%
U.S. Government Agency Obligations 17.7%
Federal Home Loan Bank 11.9%
Agency Discount Notes: 0.1%, 12/01/16	36,000 M	$36,000,000
Federal Home Loan Mortgage Corporation 1.5%
Mortgage-Backed Securities:
30-Year:
FHLMC Q41208 3.5%, 06/01/46	4,218 M	4,329,409
Federal National Mortgage Association 4.2%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec 2.5%, 12/16/31(a)	2,500 M	2,508,692
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
30-Year:
FNMA BC4492 4.5%, 12/01/39	2,962 M	$3,193,962
FNMA AS7601 4%, 07/01/46	2,661 M	2,800,693
FNMA TBA 30 YR Dec 3%, 12/13/46(a)	4,300 M	4,277,156
		10,271,811
Total Federal National Mortgage Association		12,780,503
Government National Mortgage Corporation 0.1%
Collateralized Mortgage Obligations:
GNR 12-147 Interest Only 0.584%, 04/16/54	8,950 M	352,907
Total U.S. Government Agency Obligations		53,462,819
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Treasury Obligations 9.9%
U.S. Treasury Bill 0.155%, 12/01/16	30,000 M	$30,000,000

Total U.S. Government Obligations (Cost $83,847,108)		83,462,819

Domestic Corporate Bonds 6.4%
Basic Industry 0.5%
CF Industries, Inc. 4.95%, 06/01/43	1,780 M	1,410,650
Capital Goods 0.2%
LafargeHolcim Finance US LLC 3.5%, 09/22/26(b)	775 M	752,137
Communications 1.5%
AMC Networks, Inc. 5%, 04/01/24	735 M	736,838
AT&T, Inc. 3.8%, 03/15/22	1,592 M	1,624,327

The accompanying notes are an integral part of the financial statements.	37

Sentinel Multi-Asset Income Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
CSC Holdings LLC 10.875%, 10/15/25(b)	1,300 M	$1,514,500
GCI, Inc. 6.875%, 04/15/25	742 M	740,145
		4,615,810
Consumer Cyclical 0.8%
General Motors Financial Co., Inc. 3.2%, 07/06/21	1,100 M	1,086,743
QVC, Inc. 5.45%, 08/15/34	1,535 M	1,345,449
		2,432,192
Consumer Non-Cyclical 1.0%
Cardinal Health, Inc. 4.9%, 09/15/45	1,370 M	1,437,054
Express Scripts Holding Co. 3.4%, 03/01/27	1,560 M	1,475,843
		2,912,897
Energy 0.1%
Westmoreland Coal Co. 8.75%, 01/01/22(b)	325 M	277,063
Financials 0.6%
Brookfield Asset Management, Inc. 4%, 01/15/25	1,405 M	1,369,978
Citizens Financial Group, Inc. 4.3%, 12/03/25	582 M	587,792
		1,957,770
Insurance 0.5%
Kemper Corp. 4.35%, 02/15/25	427 M	422,622
Manulife Financial Corp. 4.15%, 03/04/26	1,045 M	1,091,762
		1,514,384
Real Estate 0.5%
Retail Opportunity Investments Partnership LP 5%, 12/15/23	1,400 M	1,437,453
Technology 0.7%
Diamond 1 Finance Corp / Diamond 2 Finance Corp. 7.125%, 06/15/24(b)	650 M	709,665
Ingram Micro, Inc. 4.95%, 12/15/24	1,550 M	1,521,298
		2,230,963
Total Domestic Corporate Bonds (Cost $20,191,951)		19,541,319
Asset Backed Securities 0.1%
Taco Bell Funding, LLC 3.832%, 05/25/26(b) (Cost $299,250)	299 M	301,564
Bank Loans 0.7%
Energy 0.3%
Westmoreland Coal Co. 7.3357%, 12/16/20(c)	920 M	786,891
Technology 0.4%
Micron Technology, Inc. 6.8579%, 04/26/22(d)	1,272 M	1,285,217
Total Bank Loans (Cost $1,937,399)		2,072,108

		Value
	Shares	(Note 2)
Domestic Exchange Traded Funds 64.3%
Bond Funds 48.3%
iShares 0-5 Year High Yield Corporate Bond ETF	74,000	$3,473,560
iShares iBoxx $ Investment Grade Corporate Bond ETF	530,431	61,975,558
SPDR Barclays Intermediate Term Corporate Bond ETF(e)	899,607	30,514,669
SPDR Barclays Short Term Corporate Bond ETF	1,902	58,087
SPDR Barclays Short Term High Yield Bond ETF	1,817,500	49,944,900
		145,966,774
Equity Funds 16.0%
iShares High Dividend ETF(e)	450,547	36,183,430
iShares Int'l. Select Dividend ETF(e)	423,400	12,189,686
		48,373,116
Total Domestic Exchange Traded Funds (Cost $194,467,419)		194,339,890
Institutional Money Market Funds 6.8%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $20,766,463)	20,766,463	20,766,463
Total Investments 105.9% (Cost $321,509,590)†		320,484,163

Excess of Liabilities Over Other Assets (5.9)%		(17,823,729)

Net Assets 100.0%		$302,660,434

†	Cost for federal income tax purposes is $321,553,361. At November 30, 2016 unrealized depreciation for federal income tax purposes aggregated $1,069,198 of which $3,909,781 related to appreciated securities and $4,978,979 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the market value of rule 144A securities amounted to $3,554,929 or 1.17% of net assets.

(c)	Westmoreland Coal Co. has a variable interest rate that floats quarterly on March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 6.50%.

(d)	Micron Technologies, Inc. has a variable interest rate that floats quarterly in January, April, July, and October. The interest rate is based on the 3-month Libor rate plus 6.00%.

(e)	All or a portion of this security was on loan at November 30, 2016. The aggregate cost and market value of securities on loan at November 30, 2016 is $11,491,968 and $10,407,037, respectively.

SPDR	- Standard & Poor's Depository Receipts

^	Represents less than 0.05% of net assets.

38	The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Small Company Fund’s Class I shares returned 12.95% for the fiscal year ending November 30, 2016, which compares to a return of 12.08% for the Russell 2000 Index. The Morningstar Small Growth category posted an average return of 5.54% for the same period.

Equity Market Review

U.S. small cap equities delivered strong returns in 2016, albeit with significant volatility. The year started off challenging, with the Russell 2000 index hitting a bear market low in February, close to 30% off the record high achieved in June 2015. We believe the decline in small cap stocks was a reaction to slower economic growth, which drove small cap earnings lower at the end of 2015 and into 2016. As growth and earnings expectations stabilized, small cap stocks recovered as the year progressed, weathering short-term corrections around the United Kingdom’s vote in June to leave the European Union (Brexit) and ahead of the U.S. election. The U.S. election results have been a significant catalyst for small cap stocks, propelling the Russell 2000 Index to all-time highs by the end of November, with a return of 40% since February. We believe that small cap stock returns are being driven by the potential for accelerated growth, lower corporate taxes, and reduced regulations, which would all benefit future small cap earnings growth.

Sector Review

Information Technology was the top performing sector within the Sentinel Small Company Fund, with a return of 29.2% compared to 14.9% for the benchmark sector. Our holdings in the hardware and equipment industry group returned 63.2%, followed by semiconductors up 19.7% and software and services returning 17.0%. Our overweight allocation to the sector of 25% compared to 18% in the benchmark slightly positively impacted performance.

Health Care was the second best performing sector from an attribution perspective, with a return of 5.5% compared to a decline of 8.1% for the benchmark sector. Our stock selection was significantly positive, but partially offset by our overweight allocation of 21% compared to 14% for the benchmark sector. Our equipment and services stocks performed in-line with the benchmark industry group, with a return of 3%. Our pharma, biotech, and life sciences holdings returned 17% compared to an 18% decline for the benchmark industry group.

Consumer Discretionary was our most challenging sector with a 3.1% decline for our holdings compared to a 6.4% return for the benchmark sector. Our lone media holding, MDC Partners, had experienced a difficult year, with slower growth compounded by leverage concerns. Our retail holdings also were weak, with a decline of 6.5% compared to a 1.0% decline for the benchmark industry group.

Materials also detracted from returns during the year, entirely due to our underweight exposure. Our lone holding in the sector returned 38% compared to 35% for the benchmark sector. However, our average weight of 1% was below 4% for the benchmark sector.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Small Company Fund

Holdings Review

Long-term small cap outperformance in general benefits from merger and acquisition (“M&A”) activity. M&A activity has accelerated over the last three years and the portfolio has been a major beneficiary. In 2014, the portfolio had five companies involved with M&A activity, all within the Information Technology sector. In 2015, nine portfolio holdings were acquired, four in the Health Care sector, four in the Financials sector, and one in the Consumer Discretionary sector.

In 2016, ten portfolio holdings have been acquired:

Fleetmatics (FLTX) acquired by Verizon (VZ).

inContact (SAAS) acquired by NICE Systems (NICE)

QLogic (QLGC) acquired by Cavium (CAVM)

Ruckus Wireless (RKUS) acquired by Brocade (BRCD)

Brocade (BRCD) acquired by Broadcom Limited (BRCM)

Examworks (EXAM) acquired by private equity

Press Gainey (PGND) acquired by private equity

Private Bancorp (PVTB) acquired by Canadian Imperial Bank of Commerce (CM)

Endurance Specialty Holdings (ENH) acquired by SOMPO Holdings

Clarcor (CLC) acquired by Parker Hannifin (PH)

While the pace of M&A activity in recent years has been generally beneficial to small cap outperformance, there is no way to know if that pace will be maintained in the future.

Concluding Thoughts

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team and industry positioning, coupled with disciplined valuation analysis to help identify favorable entry and exit points, can drive shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

Sentinel Small Company Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares and Class R6 shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares	Class R6 shares
	Without	With 5%	Without	With 1%	No	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge	Class	Symbol
1 year	12.52%	6.96%	11.48%	10.64%	12.95%	13.07%	A	SAGWX
3 years	7.69	5.86	6.87	6.87	8.04	8.00	C	SSCOX
5 years	13.04	11.88	12.19	12.19	13.43	13.23	I	SIGWX
10 years	8.04	7.49	7.21	7.21	8.44	8.13	R6	SSRRX

Inception Date of the Fund – 3/1/93

Performance of the Class A shares prior to March 30, 2016 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class R6 shares are not subject to a sales charge. Only eligible investors may purchase Class I and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C, I and R6 shares: A – 1.21%, C - 1.95%, I - 0.88%, R6 – 2.97%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index of approximately 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

41

Sentinel Small Company Fund

Fund Profile

at November 30, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	23.5%
Health Care	18.8%
Industrials	15.3%
Consumer Discretionary	13.5%
Sector	Percent of Net Assets
Financials	8.7%
Energy	2.4%
Real Estate	1.7%
Materials	0.9%

Top 10 Holdings**

Description	Percent of Net Assets
Magellan Health, Inc.	2.0%
Webster Financial Corp.	1.8%
Corporate Office Properties Trust	1.7%
Western Alliance Bancorp	1.7%
Nuance Communications, Inc.	1.7%
Glacier Bancorp, Inc.	1.6%
Description	Percent of Net Assets
Plantronics, Inc.	1.6%
j2 Global, Inc.	1.6%
Tower Semiconductor Ltd.	1.6%
TRI Pointe Group, Inc.	1.5%
Total of Net Assets	16.8%

*"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 81.9%
Consumer Discretionary 13.5%
Bloomin' Brands, Inc.	616,840	$11,473,224
BorgWarner, Inc.	238,930	8,505,908
Callaway Golf Co.	746,000	9,063,900
KB Home	602,100	9,537,264
MDC Partners, Inc.	635,666	3,941,129
Oxford Industries, Inc.	163,500	11,879,910
Penn National Gaming, Inc.*	778,300	10,335,824
Planet Fitness, Inc.	419,700	8,507,319
Select Comfort Corp.*	530,300	11,995,386
Texas Roadhouse, Inc.	257,500	12,074,175
The Habit Restaurants, Inc.*	548,200	9,209,760
Tile Shop Holdings, Inc.*	630,110	12,633,706
TRI Pointe Group, Inc.*	1,385,600	16,100,672
Vitamin Shoppe, Inc.*	373,900	9,291,415
		144,549,592
Energy 2.4%
Carrizo Oil & Gas, Inc.*	273,300	11,571,522
Forum Energy Technologies, Inc.*	401,600	8,734,800
Gulfport Energy Corp.*	200,000	5,138,000
		25,444,322
Financials 8.7%
Evercore Partners, Inc.	200,600	13,520,440
Glacier Bancorp, Inc.	512,000	17,561,600
PRA Group, Inc.*	317,500	11,414,125
		Value
	Shares	(Note 2)
Stifel Financial Corp.*	250,300	$12,477,455
Webster Financial Corp.	389,000	19,298,290
Western Alliance Bancorp*	393,000	18,360,960
		92,632,870
Health Care 18.8%
Air Methods Corp.*	334,200	10,928,340
AMN Healthcare Services, Inc.*	343,316	11,432,422
AngioDynamics, Inc.*	734,206	11,967,558
Bio-Rad Laboratories, Inc.*	61,864	10,733,404
Bio-Techne Corp.	93,800	9,882,768
Capital Senior Living Corp.*	801,500	12,487,370
Globus Medical, Inc.*	534,800	11,573,072
Haemonetics Corp.*	281,200	11,143,956
HealthSouth Corp.	318,100	13,255,227
Healthways, Inc.*	590,634	13,702,709
ICON PLC*	123,800	9,364,232
Magellan Health, Inc.*	296,599	21,592,407
MEDNAX, Inc.*	103,100	6,749,957
NuVasive, Inc.*	173,500	11,260,150
Omnicell, Inc.*	259,500	9,303,075
Owens & Minor, Inc.	301,900	10,237,429
Patterson Cos, Inc.	205,200	7,949,448
STERIS PLC	112,500	7,381,125
		200,944,649
Industrials 15.3%
Advisory Board Co.*	248,500	8,796,900
Clarcor, Inc.	151,561	10,677,473
		Value
	Shares	(Note 2)
Crane Co.	146,400	$10,758,936
Esterline Technologies Corp.*	129,700	11,407,115
Genesee & Wyoming, Inc.*	142,000	10,848,800
Healthcare Services Group, Inc.	259,100	10,091,945
Hub Group, Inc.*	266,300	11,410,955
Knight Transportation, Inc.	315,800	11,053,000
Mobile Mini, Inc.	393,032	12,066,082
MYR Group, Inc.*	312,100	11,691,266
Quanta Services, Inc.*	332,270	11,204,144
Regal Beloit Corp.	189,400	13,807,260
Ritchie Bros Auctioneers, Inc.	281,800	10,773,214
Toro Co.	147,000	7,780,710
Woodward, Inc.	155,600	10,538,788
		162,906,588
Information Technology 22.3%
Acxiom Corp.*	387,100	10,269,763
Aspen Technology, Inc.*	199,300	10,529,019
Blackhawk Network Holdings, Inc.*	289,900	10,436,400
Bottomline Technologies de, Inc.*	390,400	9,783,424
CommVault Systems, Inc.*	191,100	10,319,400
Dolby Laboratories, Inc.	187,690	8,661,893
Finisar Corp.*	325,500	10,816,365
GTT Communications, Inc.*	546,930	13,892,022
j2 Global, Inc.	236,685	17,398,714

42	The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

		Value
	Shares	(Note 2)
Microsemi Corp.*	190,000	$10,402,500
Nanometrics, Inc.*	245,700	5,874,687
NetScout Systems, Inc.*	334,300	10,430,160
Nuance Communications, Inc.*	1,124,670	18,230,901
ON Semiconductor Corp.*	1,191,580	14,036,812
Open Text Corp.	166,660	10,592,910
Plantronics, Inc.	338,740	17,553,507
Rudolph Technologies, Inc.*	551,300	10,805,480
Skyworks Solutions, Inc.	122,950	9,448,708
Tower Semiconductor Ltd.*	950,700	17,074,572
Xcerra Corp.*	1,720,600	10,908,604
		237,465,841
Materials 0.9%
Berry Plastics Group, Inc.*	194,900	9,700,173
Total Domestic Common Stocks (Cost $679,015,516)		873,644,035
Foreign Stocks & ADR's 1.2%
Israel 1.2%
NICE Systems Ltd. ADR (Cost $7,831,221)	199,920	13,152,737
Real Estate Investment Trusts 1.7%
Real Estate 1.7%
Corporate Office
Properties Trust (Cost $16,338,418)	642,500	18,388,350
Institutional Money Market Funds 1.4%
State Street Institutional U.S. Government Money Market Fund
Premier Class (Cost $15,054,755)	15,054,755	15,054,755

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 9.2%
U.S. Government Agency Obligations 4.7%
Federal Home Loan Bank 4.7%
Agency Discount Notes:
0.1%, 12/01/16	50,000 M	50,000,000
U.S. Treasury
Obligations 4.5%
U.S. Treasury Bill
0.155%, 12/01/16	48,000 M	48,000,000
Total U.S. Government Obligations (Cost $98,000,000)		98,000,000
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Total Investments 95.4% (Cost $816,239,910)†		$1,018,239,877

Other Assets in Excess of Liabilities 4.6%		48,892,002

Net Assets 100.0%		$1,067,131,879

*	Non-income producing.

†	Cost for federal income tax purposes is $819,881,665. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $198,358,212 of which $229,025,994 related to appreciated securities and $30,667,782 related to depreciated securities.

ADR	-	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	43

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

Helena Ocampo
Portfolio Manager

Performance Highlights

The Sentinel Sustainable Core Opportunities Fund Class I shares had a total return of 6.20% for the fiscal year ending November 30, 2016, compared to a 8.06% return for the Standard & Poor’s 500 Index, and a 6.33% return for the Morningstar Large Blend category average.

Equity Market Review

For most of the year, the defensive, yield-heavy sectors dominated the market, as positive domestic economic indicators were not enough to counteract the uncertainties generated by international economic and political events. Fiscal 2016 saw weaker international economic growth and political unrest, the United Kingdom voting to leave the European Union, and a contested U.S. presidential election. However, the U.S. election results set a new course for the markets, as the Republican Party is set to take control of the executive and legislative branches. Many investors have bet on a strong pro-business agenda, and shifted positions accordingly, and aggressively. At fiscal year-end, value stocks decisively outperformed growth stocks, while small cap stocks swiftly reversed their under-performance vs. mid and large cap stocks, doubling the annual return of large cap stocks by the end of November. In terms of sectors, Utilities and Telecommunications led the S&P 500 Index for the majority of the year, but as interest rates rose they quickly lost ground post-election to the Industrials and Financials sectors, which ended up as the market leaders for the fiscal year. The Health Care and Information Technology sectors ended as the laggards, after being the clear leaders in previous years.

Key Performance Attribution

For the fiscal year ending November 30, 2016, our stock selection in Consumer Discretionary and Health Care was additive to the Fund’s performance, along with our stock selection and underweight stance in the weak-performing Real Estate sector. Improving margins in cable and lowered fears of government intervention in deal-making helped our holdings in media, while our focus on well-executed, off-price retailing helped our specialty retail exposure. Within Health Care, our stock selection in providers and services, as well as in pharmaceuticals, added to performance. Conversely, our Industrials, Energy and Information Technology exposure worked against us. Within Industrials, the bulk of the underperformance was due to our underweight stance in capital goods, as well as to a lone holding within commercial services that announced a material weakness in last year’s financial statements from its auditor. We have since moved on from this position. Within Energy, our underweight on the sector as a whole and our lack of exposure to oil majors accounted for most the underperformance vs. the overall sector. Within Information Technology, our exposure in IT services was challenged as revenue expectations of one of our holdings fell amidst lower demand for consulting services in the financial services and health care industries, while another holding faced increased litigation and regulatory uncertainty.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

44

Sentinel Sustainable Core Opportunities Fund

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with maintainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds. We are currently overweight the Financials, Health Care, and Consumer Discretionary sectors, while maintaining our underweight stance on the more defensive, yield-heavy Utilities, Real Estate, and Telecommunications sectors. We are also underweight the Industrial sector, as we exited certain positions that did not meet our fundamental criteria and we currently wait for better entry points into our favored holdings. We have reduced the number of holdings down to 81, from a high of 103 after the March 30, 2016 merger with the Sustainable Mid Opportunities Fund. We continue to redeploy capital from eliminations to select existing holdings that we believe offer a better risk / return profile, as well as a more attractive Environmental, Social and Governance (ESG) profile. Our portfolio transition process due to the aforementioned merger continues, and we would expect a further reduction in names as time progresses.

The Sentinel Sustainable Core Opportunities Fund aims to consistently deliver solid relative total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside successful business execution, attractive valuation and moderate levels of risk will reward our shareholders over the long term.

45

Sentinel Sustainable Core Opportunities Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2006 – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2006 – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class I shares
	Without	With 5%	No	Class	Symbol
	Sales Charge	Sales Charge	Sales Charge
1 year	5.92%	0.61%	6.20%	A	MYPVX
3 years	6.18	4.39	6.47	I	CVALX
5 years	12.28	11.14	12.59
10 years	5.07	4.54	5.46

Inception Date of the Fund – 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund, which was offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A – 1.21%, I – 0.93%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A Sentinel Sustainable Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, a Sentinel Sustainable Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

46

Sentinel Sustainable Core Opportunities Fund

Fund Profile

at November 30, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.5%
Financials	16.5%
Health Care	15.3%
Consumer Discretionary	13.4%
Consumer Staples	9.0%
Sector	Percent of Net Assets
Industrials	9.0%
Energy	7.4%
Materials	1.9%
Telecommunication Services	1.6%
Real Estate	1.2%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	3.2%
Visa, Inc.	2.7%
Apple, Inc.	2.3%
Alphabet, Inc.	2.2%
UnitedHealth Group, Inc.	2.1%
Description	Percent of Net Assets
Signature Bank	2.0%
TJX Cos., Inc.	1.9%
Accenture PLC	1.9%
PepsiCo, Inc.	1.9%
EOG Resources, Inc.	1.9%
Total of Net Assets	22.1%

*"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.4%
Consumer Discretionary 13.4%
BorgWarner, Inc.	82,040	$2,920,624
Coach, Inc.	90,000	3,275,100
Comcast Corp.	95,000	6,603,450
Goodyear Tire & Rubber Co.	100,000	3,069,000
Home Depot, Inc.	35,000	4,529,000
Marriott Int'l., Inc.	46,200	3,639,636
McDonald's Corp.	51,000	6,082,770
Omnicom Group, Inc.	50,000	4,347,000
Priceline Group, Inc.*	1,700	2,556,256
Time Warner, Inc.	50,000	4,591,000
TJX Cos., Inc.	90,000	7,050,600
		48,664,436
Consumer Staples 7.3%
CVS Health Corp.	50,000	3,844,500
Estee Lauder Cos, Inc.	50,000	3,885,000
Kraft Heinz Co.	40,000	3,266,000
McCormick & Co., Inc.	25,000	2,280,000
PepsiCo, Inc.	70,000	7,007,000
Procter & Gamble Co.	75,000	6,184,500
		26,467,000
Energy 7.4%
Baker Hughes, Inc.	40,000	2,573,200
ConocoPhillips	63,000	3,056,760
Core Laboratories NV	35,070	3,919,423
EOG Resources, Inc.	66,500	6,817,580
		Value
	Shares	(Note 2)
Noble Energy, Inc.	140,000	$5,342,400
Schlumberger Ltd.	60,000	5,043,000
		26,752,363
Financials 16.5%
American Express Co.	50,000	3,602,000
Chubb Ltd.	40,000	5,120,000
CME Group, Inc.	57,000	6,435,870
Discover Financial Services	90,000	6,099,300
M&T Bank Corp.	11,000	1,583,340
Morgan Stanley	160,000	6,617,600
PNC Financial Services Group, Inc.	60,000	6,632,400
Raymond James Financial, Inc.	37,910	2,727,246
S&P Global, Inc.	55,000	6,544,450
Signature Bank*	47,500	7,120,725
The Travelers Cos., Inc.	40,000	4,534,000
Wells Fargo & Co.	55,000	2,910,600
		59,927,531
Health Care 14.4%
Amgen, Inc.	25,000	3,601,750
Becton Dickinson & Co.	20,000	3,382,000
Biogen, Inc.*	10,000	2,940,700
Bristol-Myers Squibb Co.	60,000	3,386,400
Danaher Corp.	52,000	4,064,840
DENTSPLY SIRONA, Inc.	59,790	3,478,582
Eli Lilly & Co.	35,000	2,349,200
Johnson & Johnson	22,500	2,504,250
		Value
	Shares	(Note 2)
Medtronic PLC(a)	65,000	$4,745,650
Merck & Co., Inc.	110,000	6,730,900
STERIS PLC	25,250	1,656,653
Stryker Corp.	22,000	2,500,520
UnitedHealth Group, Inc.	48,000	7,599,360
Zoetis, Inc.	62,000	3,123,560
		52,064,365
Industrials 8.1%
3M Co.	25,000	4,293,500
Ametek, Inc.	54,520	2,581,522
Canadian Pacific Railway Ltd.	19,000	2,911,750
Fortive Corp.	26,000	1,429,740
Johnson Controls Int'l. plc	71,625	3,221,692
Masco Corp.	63,820	2,019,903
Parker Hannifin Corp.	22,000	3,056,460
United Parcel Service, Inc.	20,000	2,318,400
Verisk Analytics, Inc.*	40,000	3,323,200
Waste Connections, Inc.	56,170	4,293,635
		29,449,802
Information Technology 20.8%
Accenture PLC	59,000	7,046,370
Alphabet, Inc.*	10,500	8,146,740
Apple, Inc.	75,000	8,289,000
Check Point Software Technologies Ltd.*	25,000	2,058,250
Cisco Systems, Inc.	160,000	4,771,200
Cognizant Technology Solutions Corp.*	50,000	2,754,000

The accompanying notes are an integral part of the financial statements.	47

Sentinel Sustainable Core Opportunities Fund

		Value
	Shares	(Note 2)
Microchip Technology, Inc.	78,700	$5,208,366
Microsoft Corp.	190,000	11,449,400
Open Text Corp.	63,580	4,041,145
Skyworks Solutions, Inc.	42,970	3,302,244
Synopsys, Inc.*	40,000	2,419,200
Texas Instruments, Inc.	85,000	6,284,050
Visa, Inc.	125,000	9,665,000
		75,434,965
Materials 1.9%
Ecolab, Inc.	38,000	4,435,740
Praxair, Inc.	20,000	2,406,000
		6,841,740
Telecommunication Services 1.6%
Verizon Communications, Inc.	120,000	5,988,000
Total Domestic Common Stocks (Cost $239,963,438)		331,590,202

Foreign Stocks & ADR's 4.2%
Denmark 0.9%
Vestas Wind Systems A/S ADR	150,000	3,285,000
Israel 0.7%
NICE Systems Ltd. ADR	37,690	2,479,625
Netherlands 1.7%
Unilever NV ADR	160,000	6,372,800
Switzerland 0.9%
Roche Holding AG ADR	120,000	3,327,600
Total Foreign Stocks & ADR's (Cost $16,004,241)		15,465,025

Real Estate Investment Trusts 1.2%
Real Estate 1.2%
Equinix, Inc. (Cost $4,037,499)	12,500	4,234,500

Institutional Money Market Funds 2.9%
State Street Institutional U.S. Government Money Market Fund
Premier Class (Cost $10,378,898)	10,378,898	10,378,898
Total Investments 99.7% (Cost $270,384,076)†		361,668,625

Other Assets in Excess of Liabilities 0.3%		923,635

Net Assets 100.0%		$362,592,260

*	Non-income producing.

†	Cost for federal income tax purposes is $270,681,346. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $90,987,279 of which $98,213,491 related to appreciated securities and $7,226,212 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	-	American Depositary Receipt

48	The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM
Portfolio Manager

Performance Highlights

The Sentinel Total Return Bond Fund Class I shares produced a total return of 1.40% for the fiscal year ending November 30, 2016. This compares to returns of 2.17% for the Bloomberg Barclays U.S. Aggregate Bond Index and 2.36% for the Morningstar Intermediate-Term Bond category average for the same time period.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than offset by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continue to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Key Performance Attribution

The Total Return Bond Fund Class I shares returned 1.40% during the 12 months ending November 30, 2016, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 0.77%. During the year, the yield on the 10-year U.S. Treasury rose 18 bps to 2.38% from 2.21%, while the Fund was, on average, short duration* vs. the benchmark by 1.03 years. The Fund’s short duration position resulted in 26 bps of underperformance vs. the benchmark. In addition, the Fund had limited exposure to U.S. Treasury securities as an asset class, which contributed 39 bps of positive allocation effects to overall performance. Risk assets performed quite well during the year with the Option Adjusted Spread (OAS) on the Bloomberg Barclays U.S. Corporate Index tightening by 26 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 148 bps. Largely due to the strong performance of risk assets, the Fund’s asset allocation call contributed 103 bps

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, an industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment style as measured by their underlying portfolio holdings.

49

Sentinel Total Return Bond Fund

to outperformance, with 72 bps coming from a 7.3% average overweight to high yield credit. Negative sector allocation effects within investment-grade credit detracted somewhat, costing the Fund 11 bps in relative underperformance. Security selection within high yield credit also contributed 6 bps positively to performance, while security selection within investment grade resulted in 47 bps of underperformance. In addition, security selection within the Fund’s Agency Mortgage Backed Securities (MBS) portfolio resulted in 5 bps of underperformance.

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in 34 basis points of underperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Because the Fund utilizes U.S. Treasury Futures for hedging purposes only, the impact of any U.S. Treasury Futures transaction will shorten the Fund’s effective duration. Of the underperformance, 12 basis points was due to the impact of the trades on the Fund’s effective duration, while 22 basis points was due to the impact of intra-day price moves on days where a trade occurred. In addition, the Fund utilized Standard & Poor’s 500 Index Futures at various points during the year as a way of hedging the Fund’s exposure to high yield corporate credit. Overall, the Fund’s utilization of Standard & Poor’s 500 Index Futures resulted in less than 1 basis point of outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4, 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

50

Sentinel Total Return Bond Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares, Class R3 shares and Class R6 shares)

From Inception – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares	Class R3 shares	Class R6 shares
	Without	With 2.25%	Without	With 1%	No	No	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge	Sales Charge	Class	Symbol
1 year	1.26%	-1.04%	0.40%	-0.60%	1.40%	1.16%	1.36%	A	SATRX
3 years	1.33	0.55	0.56	0.56	1.48	1.14	1.46	C	SCTRX
5 years	3.65	3.19	3.00	3.00	3.81	3.35	3.72	I	SITRX
Since inception	3.78	3.39	3.22	3.22	3.94	3.46	3.85	R3	SBRRX
								R6	STRRX

Inception Date of the Fund – 12/17/10

Performance of the Class R3 and Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class R3 and Class R6 shares do not charge a front-end sales charge and, in the case of the Class R3 shares, adjusted for Class R3’s estimated higher expenses. The “since inception” performance data for Class R3 and Class R6 shares is calculated from December 17, 2010, which was the inception date of the Fund. Class I shares, Class R3 shares and Class R6 shares do not impose a sales charge. Only eligible investors may purchase Class I, Class R3 and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C, I, R3 & R6 shares: A – 0.97%, C – 1.78%, I – 0.77%, R3 – 3.40%, R6 – 2.90%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

51

Sentinel Total Return Bond Fund

Fund Profile

at November 30, 2016

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	35.1%
1 yr. to 2.99 yrs.	5.8%
3 yrs. to 3.99 yrs.	4.4%

Average Effective Duration (for all Fixed Income Holdings) 3.8 years**

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	18.7%
6 yrs. to 7.99 yrs.	4.9%
8 yrs. and over	31.1%

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
iShares iBoxx $ Investment Grade
Corporate Bond ETF			28.4%
SPDR Barclays Short Term
Corporate Bond ETF			3.7%
FHLMC Q33006	3.50%	04/01/45	3.5%
FNMA TBA 15 YR Dec	2.50%	12/16/31	2.8%
FHLMC Q32917	3.00%	04/01/45	2.7%
		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q29056	4.00%	10/01/44	2.3%
FNMA AT2016	3.00%	04/01/43	2.2%
FNMA AX0884	4.50%	10/01/44	1.8%
FNMA 890310	4.50%	12/01/40	1.5%
FNMA BC1809	3.50%	05/01/46	1.3%
Total of Net Assets			50.2%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

** "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 57.3%
U.S. Government Agency Obligations 45.2%
Federal Home Loan Bank 21.5%
Agency Discount Notes:
0.1%, 12/01/16	87,000 M	$87,000,000
Federal Home Loan Mortgage Corporation 9.4%
Collateralized Mortgage Obligations:
FHR 3859 JB 5%, 05/15/41	2,263 M	2,491,612
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,161 M	1,167,327
30-Year:
FHLMC Q29056
4%, 10/01/44	8,691 M	9,140,014
FHLMC Q32917
3%, 04/01/45	11,127 M	11,101,621
FHLMC Q33006
3.5%, 04/01/45	13,746 M	14,096,667
		34,338,302
Total Federal Home Loan Mortgage Corporation		37,997,241
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Federal National Mortgage Association 11.5%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec2.5%, 12/16/31(a)	11,400 M	$11,439,633
30-Year:
FNMA 725423
5.5%, 05/01/34	690 M	776,551
FNMA 725610
5.5%, 07/01/34	620 M	696,963
FNMA AD9193
5%, 09/01/40	1,938 M	2,130,484
FNMA 890310
4.5%, 12/01/40	5,437 M	5,875,943
FNMA AT2016
3%, 04/01/43	9,046 M	9,044,801
FNMA AS0779
4%, 10/01/43	3,592 M	3,823,819
FNMA AX0884
4.5%, 10/01/44	6,863 M	7,400,331
FNMA BC1809
3.5%, 05/01/46	5,212 M	5,349,886
		35,098,778
Total Federal National Mortgage Association		46,538,411
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Government National Mortgage Corporation 2.8%
Collateralized Mortgage Obligations:
GNR 10-33 PX
5%, 09/20/38	5,000 M	$5,266,627
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	2,982,800
GNR 12-147 Interest Only
0.584%, 04/16/54	9,563 M	377,079
		8,626,506
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	2,503 M	2,728,307
Total Government National Mortgage Corporation		11,354,813
Total U.S. Government Agency Obligations		182,890,465

U.S. Treasury Obligations 12.1%
U.S. Treasury Bill
0.155%, 12/01/16	49,000 M	49,000,000
Total U.S. Government Obligations (Cost $232,790,096)		231,890,465

Domestic Corporate Bonds 9.4%
Basic Industry 0.5%
CF Industries, Inc.
4.95%, 06/01/43	2,660 M	2,108,050

52	The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Capital Goods 0.3%
LafargeHolcim Finance US LLC 3.5%, 09/22/26(b)	1,150 M	$1,116,075
Communications 2.9%
AMC Networks, Inc. 5%, 04/01/24	2,880 M	2,887,200
AT&T, Inc. 3.8%, 03/15/22	5,231 M	5,337,221
CSC Holdings LLC 10.875%, 10/15/25(b)	1,900 M	2,213,500
GCI, Inc. 6.875%, 04/15/25	1,434 M	1,430,415
		11,868,336
Consumer Cyclical 1.0%
General Motors Financial Co., Inc. 3.2%, 07/06/21	2,150 M	2,124,088
QVC, Inc.
5.45%, 08/15/34	2,325 M	2,037,895
		4,161,983
Consumer Non-Cyclical 1.6%
Cardinal Health, Inc. 4.9%, 09/15/45	2,010 M	2,108,380
Express Scripts Holding Co. 3.4%, 03/01/27	3,000 M	2,838,159
Zoetis, Inc.
3.25%, 02/01/23	1,386 M	1,372,870
		6,319,409
Energy 0.1%
Westmoreland Coal Co. 8.75%, 01/01/22(b)	625 M	532,813
Financials 1.1%
Brookfield Asset Management, Inc. 4%, 01/15/25	3,696 M	3,603,870
Citizens Financial Group, Inc. 4.3%, 12/03/25	824 M	832,200
		4,436,070
Insurance 0.4%
Manulife Financial Corp. 4.15%, 03/04/26	1,570 M	1,640,254
Real Estate 0.6%
Retail Opportunity Investments Partnership LP 5%, 12/15/23	2,300 M	2,361,530
Technology 0.9%
Diamond 1 Finance Corp / Diamond 2 Finance Corp. 7.125%, 06/15/24(b)	1,290 M	1,408,411
Ingram Micro, Inc.
4.95%, 12/15/24	2,310 M	2,267,226
		3,675,637
Total Domestic Corporate Bonds (Cost $39,207,584)		38,220,157
Asset Backed Securities 0.5%
Taco Bell Funding, LLC 3.832%, 05/25/26(b) (Cost $1,995,000)	1,995 M	2,010,425
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Bank Loans 0.8%
Energy 0.4%
Westmoreland Coal Co. 7.3357%, 12/16/20(c)	1,975 M	$1,688,625
Technology 0.4%
Micron Technology, Inc. 6.8579%, 04/26/22(d)	1,426 M	1,441,459
Total Bank Loans (Cost $2,866,733)		3,130,084

		Value
	Shares	(Note 2)
Domestic Exchange Traded Funds 32.1%
Bond Funds 32.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF(e)	983,088	114,864,002
SPDR Barclays Short Term Corporate Bond ETF	486,517	14,858,229
Total Domestic Exchange Traded Funds (Cost $126,895,434)		129,722,231

Institutional Money Market Funds 2.9%
State Street Institutional U.S. Government Money Market Fund
Premier Class (Cost $11,832,940)	11,832,940	11,832,940
Total Investments 103.0% (Cost $415,587,787)†		416,806,302

Excess of Liabilities Over Other Assets (3.0)%		(12,320,036)

Net Assets 100.0%		$404,486,266

†	Cost for federal income tax purposes is $415,731,276. At November 30, 2016 unrealized appreciation for federal income tax purposes aggregated $1,075,026 of which $3,839,133 related to appreciated securities and $2,764,107 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the market value of rule 144A securities amounted to $7,281,224 or 1.80% of net assets.

(c)	Westmoreland Coal Co. has a variable interest rate that floats quarterly on March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 6.50%.

(d)	Micron Technologies, Inc. has a variable interest rate that floats quarterly in January, April, July, and October. The interest rate is based on the 3-month Libor rate plus 6.00%.

(e)	All or a portion of this security was on loan at November 30, 2016. The aggregate cost and market value of securities on loan at November 30, 2016 is $1,286,713 and $1,320,292, respectively.

At November 30, 2016, the following futures contracts were outstanding with $460,131 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 210 U.S. Treasury 10-Year Note futures contracts	3/17	$26,145,000	$115,693

Net payments of variation margin and/or brokerage fees			790

Variation margin receivable on open futures contracts			$116,483

The accompanying notes are an integral part of the financial statements.	53

Sentinel Unconstrained Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM
Portfolio Manager

Performance Highlights

The Sentinel Unconstrained Bond Fund’s Class I shares produced a total return of 2.16% for the fiscal year ending November 30, 2016. This compares to returns of 0.59% for the Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index and 3.67% for the Morningstar Nontraditional Bond category average for the same time period.

Bond Market Review

Following a period of election and central bank induced volatility in financial markets early in Q4 2016, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election market, participants celebrated accelerating Global Purchasing Managers’ Indexes (PMIs), a strong pick-up in U.S. growth and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve Bank, European Central Bank and the Bank of England were more than off set by the prospect for stronger global and U.S. growth in the future and did not lead to the market jitters experienced in Q3 2016. The Bloomberg Barclays U.S. Corporate High Yield Index ended the month of November 25 basis points (bps) tighter from its Q3 close while the S&P 500 rose more than 1.4%.

U.S. Treasury securities moved significantly higher in yield in the first two months of Q4 2016 with the 10-year U.S. Treasury yield rising 79 bps to 2.38% from 1.59%. Realized inflation began to accelerate globally while the surprise victory for President-Elect Trump saw markets anticipate a significant increase in fiscal stimulus. Inflation expectations accelerated in the U.S. with 5-year inflation break even rising 32 bps by the end of November from 1.48% to 1.80%. The 30-year U.S. Treasury yield slightly underperformed the 5-year U.S. Treasury yield by 3 bps at the end of November from the start of the quarter, as the market weighed the potential for greater fiscal stimulus, inflation and long-end treasury issuance versus a potentially faster pace of U.S. Federal Reserve Bank interest rate increases. Relative to developed global markets, U.S. Treasury security and spread products continued to offer a superior yield advantage, resulting in them being particularly attractive to foreign and global investors.

Key Performance Attribution

The Unconstrained Bond Fund Class I shares returned 2.16% during the 12 months ending November 30, 2016 outperforming the Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index by 1.46%. During the year, the yield on the 10-year U.S. Treasury rose 18 bps to 2.38% from 2.21%, while the Fund was, on average, long duration* vs. the benchmark by 2.55 years. The Fund’s long duration position resulted in 81 bps of outperformance vs. the benchmark. Risk assets performed quite well during the year with the Option Adjusted Spread (OAS) on the Bloomberg Barclays U.S. Corporate Index tightening by 26 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 148 bps. Largely due to the strong performance of risk assets, the Fund’s asset allocation call contributed 246 bps to outperformance, with 152 bps coming from a 15.1% average overweight to high yield credit and 34.9 bps coming from a 22.9% overweight to investment grade credit. Security selection within high yield credit was modestly positive contributing 1 bp to relative performance, while security selection within investment grade resulted in 55 bps of underperformance. In addition, security selection within the Fund’s Agency Mortgage Backed Securities (MBS) portfolio resulted in 5 bps of underperformance.

* Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and is a widely used benchmark for short-term interest rates.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issue that meet specified maturity, liquidity, and quality requirements.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

54

Sentinel Unconstrained Bond Fund

During the fiscal year, the Fund’s usage of U.S. Treasury Futures resulted in 10 basis points of underperformance relative to the Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index. Of the underperformance, 4 basis points was due to the impact of the trades on the Fund’s effective duration, while 6 basis points was due to other effects. In addition, the Fund utilized Standard & Poor’s 500 Index Futures at various points during the year as a way of hedging the Fund’s exposure to high yield corporate credit. Overall, the Fund’s utilization of Standard & Poor’s 500 Index Futures resulted in 13 basis points of outperformance relative to Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump Administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation and the repatriation of foreign earnings held abroad. At the same time the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates while the European Central Bank and Bank of England take additional steps towards unwinding their quantitative easing programs. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes (CPI) in the coming quarters due in part to favorable base effects from the Energy sector that already existed prior to an OPEC and non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and the early parts of Q4, 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth due to fiscal stimulus expectations. Should the incoming administration not deliver as quickly on some or all of these growth measures at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, interest rate and risk markets may experience a period of price discovery. Investment strategies that are able to remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

55

Sentinel Unconstrained Bond Fund

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception – November 30, 2016

Growth of a $1,000,000 Investment (Class I shares)

From Inception – November 30, 2016

Average Annual Total Returns (as of November 30, 2016)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Class	Symbol
1 year	1.81%	-0.44%	1.24%	0.24%	2.16%	A	SUBAX
Since inception	0.29	-0.88	-0.40	-0.40	0.51	C	SUBCX
						I	SUBIX

Inception Date of the Fund – 12/23/14

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Unconstrained Bond Fund Class A, C & I shares: A – 1.41%, C – 2.85%, I – 1.05%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risk. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the US government or its agencies. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than US domestic securities. The Fund may invest in distressed securities, which are securities that are near, or currently going through, bankruptcy. These securities tend to offer higher yields, but may have greater risk that may result in the Fund’s share price declining. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains that the Fund pays. The Fund may engage in short sales. Short selling involves certain risks, including potential additional costs associated with covering short positions and a possibility of unlimited losses on certain short sale positions. The Fund may engage in certain transactions, such as derivative transactions, that may result in the Fund becoming leveraged. Leverage risk may expose the Fund to potential losses that exceed the amount originally invested by the Fund. At times, due to adverse market conditions, the Fund may not be able to sell certain securities without a substantial loss in price, if at all. The Fund has an absolute return orientation and is therefore not managed relative to an index. However, the Fund’s primary benchmark, as noted in the current prospectus, is the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The BofA/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.

56

Sentinel Unconstrained Bond Fund

Fund Profile

at November 30, 2016

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	53.6%
1 yr. to 2.99 yrs.	8.7%
3 yrs. to 3.99 yrs.	4.9%

Average Effective Duration (for all Fixed Income Holdings) 1.3 years**

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	18.8%
6 yrs. to 7.99 yrs.	2.7%
8 yrs. and over	11.3%

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AS7106	3.50%	05/01/46	3.7%
FNMA AU1628	3.00%	07/01/43	3.2%
FNMA AH8925	4.50%	03/01/41	2.4%
FHLMC Q33006	3.50%	04/01/45	2.3%
FNMA AZ5591	4.00%	08/01/45	2.0%
		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA BC4492	4.50%	12/01/39	1.9%
FHLMC G08637	4.00%	04/01/45	1.9%
FNMA TBA 15 YR Dec	2.50%	12/16/31	1.7%
FHLMC Q32917	3.00%	04/01/45	1.7%
FNMA 890739	2.50%	08/01/31	1.6%
Total of Net Assets			22.4%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

** "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 38.9%
U.S. Government Agency Obligations 38.9%
Federal Home Loan Bank 15.1%
Agency Discount Notes:
0.1%, 12/01/16	4,000 M	$4,000,000
Federal Home Loan Mortgage Corporation 5.9%
Mortgage-Backed Securities:
30-Year:
FHLMC Q32917
3%, 04/01/45	445 M	444,065
FHLMC Q33006
3.5%, 04/01/45	590 M	604,627
FHLMC G08637
4%, 04/01/45	486 M	510,687
Total Federal Home Loan Mortgage Corporation		1,559,379
Federal National Mortgage Association 17.9%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec 2.5%, 12/16/31(a)	450 M	451,565
20-Year:
FNMA 890739
2.5%, 08/01/31	417 M	419,378
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
30-Year:
FNMA BC4492
4.5%, 12/01/39	480 M	$517,940
FNMA AH8925
4.5%, 03/01/41	586 M	634,091
FNMA AU1628
3%, 07/01/43	847 M	846,607
FNMA AZ5591
4%, 08/01/45	509 M	535,241
FNMA AZ7347
3%, 11/01/45	366 M	363,905
FNMA AS7106
3.5%, 05/01/46	951 M	976,243
		3,874,027
Total Federal National Mortgage Association		4,744,970
Total U.S. Government Obligations (Cost $10,444,172)		10,304,349
Domestic Corporate Bonds 6.5%
Basic Industry 0.5%
CF Industries, Inc.
4.95%, 06/01/43	170 M	134,725
Capital Goods 0.3%
LafargeHolcim Finance US LLC 3.5%, 09/22/26(b)	75 M	72,787
Communications 1.8%
AMC Networks, Inc.
5%, 04/01/24	135 M	135,337
AT&T, Inc.
3.8%, 03/15/22	152 M	155,087
	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
CSC Holdings LLC 10.875%, 10/15/25(b)	100 M	$116,500
GCI, Inc.
6.875%, 04/15/25	74 M	73,815
		480,739
Consumer Cyclical 0.8%
General Motors Financial Co., Inc. 3.2%, 07/06/21	100 M	98,795
QVC, Inc.
5.45%, 08/15/34	140 M	122,712
		221,507
Consumer Non-Cyclical 1.1%
Cardinal Health, Inc.
4.9%, 09/15/45	120 M	125,873
Express Scripts Holding Co. 3.4%, 03/01/27	150 M	141,908
Zoetis, Inc.
3.25%, 02/01/23	35 M	34,669
		302,450
Energy 0.2%
Westmoreland Coal Co. 8.75%, 01/01/22(b)	50 M	42,625
Financials 0.2%
Citizens Financial Group, Inc. 4.3%, 12/03/25	49 M	49,488
Insurance 0.3%
Manulife Financial Corp. 4.15%, 03/04/26	85 M	88,804

The accompanying notes are an integral part of the financial statements.	57

Sentinel Unconstrained Bond Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Real Estate 0.5%
Retail Opportunity Investments Partnership LP
5%, 12/15/23	125 M	$128,344
Technology 0.8%
Diamond 1 Finance Corp / Diamond 2 Finance Corp.
7.125%, 06/15/24(b)	60 M	65,507
Ingram Micro, Inc.
4.95%, 12/15/24	140 M	137,408
		202,915
Total Domestic Corporate Bonds
(Cost $1,775,984)		1,724,384
Bank Loans 0.6%
Energy 0.3%
Westmoreland Coal Co.
7.3357%, 12/16/20(c)	90 M	76,562
Technology 0.3%
Micron Technology, Inc.
6.8579%, 04/26/22(d)	70 M	70,561
Total Bank Loans
(Cost $135,153)		147,123
Asset Backed Securities 0.4%
Taco Bell Funding, LLC
3.832%, 05/25/26(b)
(Cost $99,750)	100 M	100,521

		Value
	Shares	(Note 2)
Domestic Exchange Traded Funds 15.8%
Bond Funds 15.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,567	2,403,048
SPDR Barclays Short Term Corporate Bond ETF	58,924	1,799,539
Total Domestic Exchange Traded Funds		4,202,587
(Cost $4,163,528)

Institutional Money Market Funds 38.5%
State Street Institutional U.S. Government Money Market Fund
Premier Class
(Cost $10,192,447)	10,192,447	10,192,447
Total Investments 100.7%
(Cost $26,811,034)†		26,671,411

Excess of Liabilities Over Other Assets (0.7)%		(176,744)

Net Assets 100.0%		$26,494,667

†	Cost for federal income tax purposes is $26,875,288. At November 30, 2016 unrealized depreciation for federal income tax purposes aggregated $203,877 of which $20,932 related to appreciated securities and $224,809 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the market value of rule 144A securities amounted to $397,940 or 1.50% of net assets.

(c)	Westmoreland Coal Co. has a variable interest rate that floats quarterly on March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 6.50%.

(d)	Micron Technologies, Inc. has a variable interest rate that floats quarterly in January, April, July, and October. The interest rate is based on the 3-month Libor rate plus 6.00%.

At November 30, 2016, the following futures contracts were outstanding with $249,549 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 40 U.S. Treasury 10-Year Note futures contracts	3/17	$4,980,000	$22,037

Net payments of variation margin and/or brokerage fees			150

Variation margin receivable on open futures contracts			$22,187

58	The accompanying notes are an integral part of the financial statements.

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59

Statement of Assets and Liabilities

at November 30, 2016

		Common	Government	International
	Balanced	Stock	Securities	Equity
Assets
Investments at value	$327,011,037	$2,009,482,604	$204,850,992	$160,417,062
Cash	–	–	–	32,197
Foreign cash (Cost $1,912,286)	–	–	–	1,910,195
Receivable for securities sold	410,569	15,273,490	–	916,345
Receivable for fund shares sold	213,873	643,807	76,219	646,007
Receivable for interest	141,522	–	587,573	–
Receivable for dividends	494,251	4,703,613	–	134,407
Receivable for dividend tax reclaims	–	258,479	–	391,024
Receivable from Fund Advisor	–	3,581	–	–
Total Assets	328,271,252	2,030,365,574	205,514,784	164,447,237

Liabilities
Payable for securities purchased	4,992,455	–	5,864,604	1,911,782
Payable for fund shares repurchased	313,358	11,052,021	515,710	1,218,365
Accrued expenses	109,481	451,803	123,909	85,672
Management fee payable	139,778	960,995	74,626	92,894
Distribution fee payable (Class A Shares)	54,145	275,272	25,681	23,898
Distribution fee payable (Class C Shares)	35,091	67,632	17,664	4,694
Fund accounting fee payable	9,716	61,087	6,123	4,900
Directors' and Chief Compliance Officer's fees payable	1,565	2,968	2,538	1,129
Deferred compensation (see note 3)	162,156	850,139	235,538	83,540
Total Liabilities	5,817,745	13,721,917	6,866,393	3,426,874
Net Assets	$322,453,507	$2,016,643,657	$198,648,391	$161,020,363
Net Assets Represent
Capital stock at par value	$163,835	$477,915	$203,705	$104,149
Paid-in capital	223,192,008	934,428,727	255,614,145	156,511,653
Accumulated undistributed (distributions in excess of) net investment income (loss)	590,626	6,778,552	(4,682)	475,407
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	2,015,293	113,154,487	(58,457,105)	(229,676)
Unrealized appreciation (depreciation) of investments and foreign exchange	96,491,745	961,803,976	1,292,328	4,158,830
Net Assets	$322,453,507	$2,016,643,657	$198,648,391	$161,020,363
Investments at Cost	$230,519,292	$1,047,678,628	$203,558,664	$156,212,890
Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$264,910,339	$1,350,860,586	$154,133,005	$114,616,241
Shares Outstanding	13,461,269	31,949,509	15,808,530	7,382,771
Net Asset Value per Share	$19.68	$42.28	$9.75	$15.52
Sales Charge	1.04	2.23	0.22	0.82
Maximum Offering Price**	$20.72	$44.51	$9.97	$16.34
Class C Shares*
Net Assets Applicable to Class C Shares/	$43,066,223	$83,245,707	$20,953,783	$5,876,112
Shares Outstanding	2,182,307	2,058,538	2,146,146	400,805
Net Asset Value per Share***	$19.73	$40.44	$9.76	$14.66
Class I Shares*
Net Assets Applicable to Class I Shares/	$14,476,945	$552,610,573	$23,561,603	$40,528,010
Shares Outstanding	739,906	13,076,341	2,415,857	2,631,322
Net Asset Value per Share***	$19.57	$42.26	$9.75	$15.40
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	N/A	$29,926,791	N/A	N/A
Shares Outstanding	N/A	707,129	N/A	N/A
Net Asset Value per Share***	N/A	$42.32	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as "-" are either $0 or have been rounded to $0.

60	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

	Low Duration	Multi-Asset	Small	Sustainable Core
	Bond	Income	Company	Opportunities
Assets
Investments at value	$354,425,643	$320,484,163	$1,018,239,877	$361,668,625
Cash	43,589	70,172	–	–
Receivable for securities sold	11,572,959	13,643,986	54,512,560	752,401
Receivable for fund shares sold	281,604	489,430	1,636,343	22,182
Receivable for interest	479,597	400,600	–	–
Receivable for dividends	–	–	1,711,592	698,066
Receivable for dividend tax reclaims	–	21,868	–	–
Receivable for securities lending income	53	15,850	–	–
Receivable from Fund Advisor	–	–	3,330	–
Total Assets	366,803,445	335,126,069	1,076,103,702	363,141,274

Liabilities
Payable to custodian bank	–	–	6	–
Payable for collateral on securities loaned	–	10,672,850	–	–
Payable for securities purchased	11,681,310	20,695,935	6,051,435	–
Payable for fund shares repurchased	3,180,057	613,882	1,032,856	88,933
Accrued expenses	150,350	116,066	339,667	97,675
Management fee payable	133,946	132,745	557,552	205,630
Distribution fee payable (Class A Shares)	20,391	25,808	136,108	69,082
Distribution fee payable (Class C Shares)	–	87,580	87,976	–
Distribution fee payable (Class S Shares)	97,781	–	–	–
Fund accounting fee payable	10,990	9,197	31,184	10,846
Directors' and Chief Compliance Officer's fees payable	2,645	1,829	4,828	1,388
Deferred compensation (see note 3)	423,678	109,743	730,211	75,460
Total Liabilities	15,701,148	32,465,635	8,971,823	549,014
Net Assets	$351,102,297	$302,660,434	$1,067,131,879	$362,592,260
Net Assets Represent
Capital stock at par value	$416,863	$249,908	$2,137,605	$170,965
Paid-in capital	478,824,680	301,281,627	780,671,415	264,520,893
Accumulated undistributed (distributions in excess of) net investment income (loss)	(156,919)	(87,379)	(3,393,354)	2,532,666
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(127,247,329)	2,244,280	85,716,246	4,083,187
Unrealized appreciation (depreciation) of investments and foreign exchange	(734,998)	(1,028,002)	201,999,967	91,284,549
Net Assets	$351,102,297	$302,660,434	$1,067,131,879	$362,592,260
Investments at Cost	$355,160,641	$321,509,590	$816,239,910	$270,384,076
Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$98,167,194	$125,475,420	$685,806,556	$340,814,857
Shares Outstanding	11,668,177	10,336,147	132,266,573	16,074,268
Net Asset Value per Share	$8.41	$12.14	$5.19	$21.20
Sales Charge	0.08	0.64	0.27	1.12
Maximum Offering Price**	$8.49	$12.78	$5.46	$22.32
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$105,852,101	$110,842,167	N/A
Shares Outstanding	N/A	8,763,637	32,673,484	N/A
Net Asset Value per Share***	N/A	$12.08	$3.39	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$17,802,289	$71,332,913	$257,483,006	$21,777,403
Shares Outstanding	2,112,126	5,891,037	46,340,118	1,022,261
Net Asset Value per Share***	$8.43	$12.11	$5.56	$21.30
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	N/A	N/A	$13,000,150	N/A
Shares Outstanding	N/A	N/A	2,480,292	N/A
Net Asset Value per Share***	N/A	N/A	$5.24	N/A
Class S Shares*
Net Assets Applicable to Class S Shares/	$235,132,814	N/A	N/A	N/A
Shares Outstanding	27,905,988	N/A	N/A	N/A
Net Asset Value per Share***	$8.43	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.	61

Statement of Assets and Liabilities

	Total Return	Unconstrained
	Bond	Bond
Assets
Investments at value	$416,806,302	$26,671,411
Cash	5,093	205
Cash collateral with futures commission merchant	460,131	249,549
Receivable for securities sold	9,970,556	–
Receivable for fund shares sold	287,904	–
Receivable for interest	919,947	48,472
Receivable for securities lending income	2,290	–
Variation margin receivable on futures contracts	116,483	22,187
Receivable from Fund Advisor	5,811	–
Total Assets	428,574,517	26,991,824

Liabilities
Payable for collateral on securities loaned	1,353,175	–
Payable for securities purchased	21,551,073	456,627
Payable for fund shares repurchased	692,179	–
Accrued expenses	174,619	20,953
Management fee payable	179,142	16,377
Distribution fee payable (Class A Shares)	15,434	17
Distribution fee payable (Class C Shares)	25,943	140
Fund accounting fee payable	12,680	806
Directors' and Chief Compliance Officer's fees payable	3,697	233
Deferred compensation (see note 3)	80,309	2,004
Total Liabilities	24,088,251	497,157
Net Assets	$404,486,266	$26,494,667

Net Assets Represent
Capital stock at par value	$394,946	$27,060
Paid-in capital	437,385,916	27,003,831
Accumulated undistributed (distributions in excess of) net investment income (loss)	(58,425)	(1,007)
Accumulated undistributed net realized gain (loss) on investments	(34,570,379)	(417,631)
Unrealized appreciation (depreciation) of investments	1,334,208	(117,586)
Net Assets	$404,486,266	$26,494,667
Investments at Cost	$415,587,787	$26,811,034

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$92,331,093	$5,130,897
Shares Outstanding	9,020,100	524,525
Net Asset Value per Share	$10.24	$9.78
Sales Charge	0.24	0.23
Maximum Offering Price**	$10.48	$10.01
Class C Shares*
Net Assets Applicable to Class C Shares/	$30,865,813	$1,648,065
Shares Outstanding	3,023,333	169,045
Net Asset Value per Share***	$10.21	$9.75
Class I Shares*
Net Assets Applicable to Class I Shares/	$280,081,352	$19,715,705
Shares Outstanding	27,333,228	2,012,396
Net Asset Value per Share***	$10.25	$9.80
Class R3 Shares*
Net Assets Applicable to Class R3 Shares/	$603,020	N/A
Shares Outstanding	58,918	N/A
Net Asset Value per Share***	$10.23	N/A
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	$604,988	N/A
Shares Outstanding	59,057	N/A
Net Asset Value per Share***	$10.24	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as "-" are either $0 or have been rounded to $0.

62	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

*	The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**	For the Balanced Fund, Common Stock Fund, International Equity Fund, Multi-Asset Income Fund, Small Company Fund and Sustainable Core Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund, Total Return Bond Fund and Unconstrained Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Low Duration Bond Fund, the maximum offering price is 1000/990 times the net asset value per share.

***	The maximum offering price is equal to the net asset value.

The accompanying notes are an integral part of the financial statements.	63

Statement of Operations

for the fiscal year ended November 30, 2016

	Balanced	Common Stock	Government Securities	International Equity	Low Duration Bond
Investment Income
Dividends	$5,550,015 *	$48,464,360 *	$9,590	$3,711,929 *	$4,428,539
Interest	1,349,442	51,960	5,861,703	8,081	5,747,816
Securities Lending (Net of lending agent fees)	–	–	–	–	126,382
Total Income	$6,899,457	$48,516,320	$5,871,293	$3,720,010	$10,302,737
Expenses
Management advisory fee	1,660,856	12,005,685	1,040,626	1,059,783	1,852,106
Transfer agent fees (Class A Shares)	323,990	1,284,757	252,848	269,816	130,971
Transfer agent fees (Class C Shares)	46,193	97,595	28,708	20,614	–
Transfer agent fees (Class I Shares)	7,282	365,035	24,665	24,322	9,328
Transfer agent fees (Class R3 Shares)	–	–	–	–	–
Transfer agent fees (Class R6 Shares)	–	59	–	–	–
Transfer agent fees (Class S Shares)	–	–	–	–	84,553
Custodian fees	34,250	115,300	28,000	50,000	45,000
Distribution expense (Class A Shares)	652,950	3,378,438	349,634	290,665	266,340
Distribution expense (Class C Shares)	393,169	848,794	240,377	53,378	–
Distribution expense (Class R3 Shares)	–	–	–	–	–
Distribution expense (Class S Shares)	–	–	–	–	1,335,805
Accounting and administration services	115,005	769,602	85,188	55,779	151,611
Auditing fees	28,300	151,750	25,500	18,300	35,100
Legal fees	12,000	90,000	10,300	7,750	15,750
Reports and notices to shareholders	15,750	69,650	14,600	12,800	19,800
Registration and filing fees (Class A Shares)	23,367	34,100	20,274	19,707	19,513
Registration and filing fees (Class C Shares)	12,531	12,483	11,616	11,148	–
Registration and filing fees (Class I Shares)	15,463	24,550	12,364	18,768	12,578
Registration and filing fees (Class R3 Shares)	–	–	–	–	–
Registration and filing fees (Class R6 Shares)	–	13,522	–	–	–
Registration and filing fees (Class S Shares)	–	–	–	–	24,996
Directors' and Chief Compliance Officer's fees and expenses	59,234	385,698	49,571	29,533	88,571
Other	22,884	103,263	22,326	60,709	32,180
Total Expenses	3,423,224	19,750,281	2,216,597	2,003,072	4,124,202
Expense Reimbursements/Waivers	–	(16,833)	–	–	–
Net Expenses	3,423,224	19,733,448	2,216,597	2,003,072	4,124,202
Net Investment Income (Loss)	3,476,233	28,782,872	3,654,696	1,716,938	6,178,535

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	2,962,825	115,784,099	74,503	(229,675)	(2,727,040)
Futures contracts	(186,717)	–	11,404	–	(3,231,308)
Short sales	–	–	(77,500)	–	–
Foreign currency transactions	(504)	(4,238)	–	(304,981)	–
Net realized gain (loss)	2,775,604	115,779,861	8,407	(534,656)	(5,958,348)
Net change in unrealized appreciation (depreciation) during the period:
Investments	8,122,265	5,723,736	(2,350,516)	(9,067,167)	2,073,168
Futures contracts	–	–	–	–	(733,228)
Foreign currency translations	–	–	–	(12,391)	–
Net change in unrealized appreciation (depreciation)	8,122,265	5,723,736	(2,350,516)	(9,079,558)	1,339,940
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	10,897,869	121,503,597	(2,342,109)	(9,614,214)	(4,618,408)
Net Increase (Decrease) in Net Assets from Operations	$14,374,102	$150,286,469	$1,312,587	$(7,897,276)	$1,560,127

Amounts designated as "-" are either $0 or have been rounded to $0.

*	Net of foreign tax withholding of $36,899 in the Sentinel Balanced Fund, $239,244 in the Sentinel Common Stock Fund, $372,045 in the Sentinel International Equity Fund, $486 in the Sentinel Multi-Asset Income Fund, $138,001 in the Sentinel Small Company Fund and $66,895 in the Sentinel Sustainable Core Opportunities Fund.

64	The accompanying notes are an integral part of the financial statements.

Statement of Operations

	Multi-Asset	Small	Sustainable Core		Total Return	Unconstrained
	Income	Company	Opportunities		Bond	Bond
Investment Income
Dividends	$8,276,801 *	$7,825,606 *	$6,443,742	*	$5,684,706	$278,304
Interest	3,009,878	102,648	14,288		10,190,953	331,541
Securities Lending (Net of lending agent fees)	200,600	–	–		104,244	5,644
Total Income	$11,487,279	$7,928,254	$6,458,030		$15,979,903	$615,489
Expenses
Management advisory fee	1,546,635	6,279,690	2,206,505		2,992,393	197,129
Transfer agent fees (Class A Shares)	142,830	1,175,021	406,010		434,069	338
Transfer agent fees (Class C Shares)	110,527	173,454	–		36,653	412
Transfer agent fees (Class I Shares)	75,048	246,656	8,778		551,998	273
Transfer agent fees (Class R3 Shares)	–	–	–		9	–
Transfer agent fees (Class R6 Shares)	–	113	–		9	–
Transfer agent fees (Class S Shares)	–	–	–		–	–
Custodian fees	34,300	63,375	23,800		70,655	17,500
Distribution expense (Class A Shares)	311,491	1,610,933	740,442		349,702	180
Distribution expense (Class C Shares)	1,063,985	1,028,218	–		364,802	2,074
Distribution expense (Class R3 Shares)	–	–	–		– +	–
Distribution expense (Class S Shares)	–	–	–		–	–
Accounting and administration services	106,591	346,252	116,139		220,370	9,683
Auditing fees	28,850	81,550	25,250		50,950	11,500
Legal fees	12,850	76,050	13,850		27,060	1,300
Reports and notices to shareholders	21,500	75,150	23,300		51,550	2,400
Registration and filing fees (Class A Shares)	16,821	27,986	22,254		22,168	14,435
Registration and filing fees (Class C Shares)	15,477	14,440	–		11,929	12,710
Registration and filing fees (Class I Shares)	16,723	18,952	11,900		24,167	17,557
Registration and filing fees (Class R3 Shares)	–	–	–		13,364	–
Registration and filing fees (Class R6 Shares)	–	13,428	–		13,389	–
Registration and filing fees (Class S Shares)	–	–	–		–	–
Directors' and Chief Compliance Officer's fees and expenses	53,589	192,299	57,288		102,927	4,591
Other	30,040	56,935	26,379		48,766	7,421
Total Expenses	3,587,257	11,480,502	3,681,895		5,386,930	299,503
Expense Reimbursements/Waivers	–	(15,217)	–		(331,829)	–
Net Expenses	3,587,257	11,465,285	3,681,895		5,055,101	299,503
Net Investment Income (Loss)	7,900,022	(3,537,031)	2,776,135		10,924,802	315,986

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments
Futures contracts	2,834,425	89,651,921	4,319,614		(8,233,155)	(336,391)
Short sales	(17,459)	–	–		(4,020,816)	(21,108)
Foreign currency transactions	–	–	–		–	–
Net realized gain (loss)	0	–	(235)		–	–
Net change in unrealized appreciation (depreciation) during the period:	2,816,966	89,651,921	4,319,379		(12,253,971)	(357,499)
Investments	2,207,962	34,009,436	14,727,631		11,009,805	459,701
Futures contracts	(40,750)	–	–		1,035,679	96,084
Foreign currency translations	374	–	–		–	–
Net change in unrealized appreciation (depreciation)	2,167,586	34,009,436	14,727,631		12,045,484	555,785
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	4,984,552	123,661,357	19,047,010		(208,487)	198,286
Net Increase (Decrease) in Net Assets from Operations	$12,884,574	$120,124,326	$21,823,145		$10,716,315	$514,272

+	The Sentinel Total Return Bond Class R3 did not incur any distribution expense for the fiscal year ended November 30, 2016 because NLV Financial Corporation and its affiliates owned 100% of the shares outstanding for the entire the period and do not get charged a distribution fee.

The accompanying notes are an integral part of the financial statements.	65

Statement of Changes in Net Assets

	Balanced		Common Stock
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/16	11/30/15	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,476,233	$6,646,659	$28,782,872	$57,228,159
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,775,604	10,192,601	115,779,861	138,152,598
Net change in unrealized appreciation (depreciation)	8,122,265	(15,372,594)	5,723,736	(150,347,812)
Net increase (decrease) in net assets from operations	14,374,102	1,466,666	150,286,469	45,032,945

Distributions to Shareholders
From net investment income
Class A Shares	(5,903,448)	(4,062,686)	(35,777,405)	(15,612,830)
Class C Shares	(557,296)	(237,186)	(1,690,016)	(379,386)
Class I Shares	(306,472)	(255,394)	(19,023,933)	(10,302,768)
Class R6 Shares	–	–	(588,231)	(4,506)^
Class S Shares	–	–	–	–
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(8,375,703)	(11,763,488)	(88,022,127)	(604,559)
Class C Shares	(1,138,389)	(1,356,821)	(5,826,909)	(36,258)
Class I Shares	(402,692)	(708,771)	(42,756,022)	(358,148)
Class R6 Shares	–	–	(1,116,259)	– ^
Total distributions to shareholders	(16,684,000)	(18,384,346)	(194,800,902)	(27,298,455)

From Capital Share Transactions (see Note 4)
Net proceeds from sales of shares
Class A Shares	29,691,528	23,861,729	79,630,789	84,981,083
Class C Shares	12,858,314	9,011,518	8,735,036	9,956,513
Class I Shares	7,158,331	4,072,939	95,152,331	85,436,343
Class R6 Shares	–	–	21,445,402	18,271,227 ^
Class S Shares	–	–	–	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	13,537,834	15,102,868	108,807,856	13,880,529
Class C Shares	1,594,901	1,483,968	7,117,912	389,957
Class I Shares	607,739	829,281	49,976,190	8,456,949
Class R6 Shares	–	–	1,704,490	4,506 ^
Class S Shares	–	–	–	–
	65,448,647	54,362,303	372,570,006	221,377,107
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(39,491,955)	(39,681,584)	(227,322,184)	(270,288,496)
Class C Shares	(6,674,997)	(5,488,684)	(20,322,699)	(11,752,833)
Class I Shares	(5,727,660)	(8,513,296)	(266,012,904)	(344,571,754)
Class R6 Shares	–	–	(11,518,479)	(5,991)^
Class S Shares	–	–	–	–
Increase (decrease) in net assets from capital stock transactions	13,554,035	678,739	(152,606,260)	(405,241,967)
Total Increase (Decrease) in Net Assets for period	11,244,137	(16,238,941)	(197,120,693)	(387,507,477)
Net Assets: Beginning of period	$311,209,370	$327,448,311	$2,213,764,350	$2,601,271,827
Net Assets: End of period	$322,453,507	$311,209,370	$2,016,643,657	$2,213,764,350
Accumulated Undistributed Net Investment Income (Loss)	$590,626	$3,231,368	$6,778,552	$35,077,185

Amounts designated as "-" are either $0 or have been rounded to $0. ^Commenced operations December 23, 2014.

66	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Government Securities		International Equity		Low Duration Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/16	11/30/15	11/30/16	11/30/15	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,654,696	$4,881,801	$1,716,938	$966,930	$6,178,535	$11,057,346
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	8,407	1,127,259	(534,656)	3,749,006	(5,958,348)	(11,806,918)
Net change in unrealized appreciation (depreciation)	(2,350,516)	(3,818,948)	(9,079,558)	515,061	1,339,940	(1,107,422)
Net increase (decrease) in net assets from operations	1,312,587	2,190,112	(7,897,276)	5,230,997	1,560,127	(1,856,994)

Distributions to Shareholders
From net investment income
Class A Shares	(4,307,434)	(5,217,805)	(813,762)	(1,982,769)	(2,130,933)	(3,168,959)
Class C Shares	(399,329)	(451,781)	–	(13,523)	–	–
Class I Shares	(870,054)	(883,603)	(163,018)	(245,170)	(860,829)	(1,082,534)
Class R6 Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	(4,922,936)	(8,012,454)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	–	–	(3,278,878)	(17,301,096)	–	–
Class C Shares	–	–	(146,299)	(570,781)	–	–
Class I Shares	–	–	(435,123)	(1,639,546)	–	–
Class R6 Shares	–	–	–	–	–	–
Total distributions to shareholders	(5,576,817)	(6,553,189)	(4,837,080)	(21,752,885)	(7,914,698)	(12,263,947)

From Capital Share Transactions (see Note 4)
Net proceeds from sales of shares
Class A Shares	24,614,152	21,695,540	25,111,407	11,784,319	19,495,835	30,710,943
Class C Shares	2,068,296	2,874,086	2,310,222	1,737,380	–	–
Class I Shares	21,195,509	6,459,081	41,542,080	9,561,873	5,124,239	15,797,045
Class R6 Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	49,214,306	69,466,806
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	3,325,630	3,836,963	3,919,623	18,620,092	1,923,945	2,841,554
Class C Shares	307,980	363,583	142,064	559,229	–	–
Class I Shares	800,621	784,908	545,916	1,557,978	810,670	1,042,531
Class R6 Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	4,718,391	7,533,589
	52,312,188	36,014,161	73,571,312	43,820,871	81,287,386	127,392,468
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(60,102,480)	(100,863,010)	(17,785,789)	(17,904,016)	(39,542,564)	(99,706,460)
Class C Shares	(6,635,019)	(12,523,239)	(835,594)	(650,957)	–	–
Class I Shares	(27,001,119)	(28,186,104)	(14,105,725)	(5,626,383)	(35,348,983)	(12,339,622)
Class R6 Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	(157,013,852)	(241,351,230)
Increase (decrease) in net assets from capital stock transactions	(41,426,430)	(105,558,192)	40,844,204	19,639,515	(150,618,013)	(226,004,844)
Total Increase (Decrease) in Net Assets for period	(45,690,660)	(109,921,269)	28,109,848	3,117,627	(156,972,584)	(240,125,785)
Net Assets: Beginning of period	$244,339,051	$354,260,320	$132,910,515	$129,792,888	$508,074,881	$748,200,666
Net Assets: End of period	$198,648,391	$244,339,051	$161,020,363	$132,910,515	$351,102,297	$508,074,881
Accumulated Undistributed Net Investment Income (Loss)	$(4,682)	$(38,208)	$475,407	$40,326	$(156,919)	$10,959

The accompanying notes are an integral part of the financial statements.	67

Statement of Changes in Net Assets

	Multi-Asset Income		Small Company
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/16	11/30/15	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$7,900,022	$7,910,510	$(3,537,031)	$(5,951,214)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,816,966	18,768,639	89,651,921	159,761,226
Net change in unrealized appreciation (depreciation)	2,167,586	(27,212,616)	34,009,436	(101,340,354)
Net increase (decrease) in net assets from operations	12,884,574	(533,467)	120,124,326	52,469,658

Distributions to Shareholders
From net investment income
Class A Shares	(3,804,134)	(3,943,620)	–	(92,932)
Class C Shares	(2,493,853)	(2,544,321)	–	–
Class I Shares	(1,952,874)	(1,763,263)	–	(583,908)
Class R3 Shares	–	–	–	–
Class R6 Shares	–	–	–	– ^
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(8,370,582)	(9,334,234)	(99,287,043)	(173,084,804)
Class C Shares	(7,183,716)	(7,803,468)	(24,962,262)	(36,860,930)
Class I Shares	(3,316,347)	(3,755,350)	(34,832,569)	(59,912,873)
Class R6 Shares	–	–	(106,313)	– ^
Return of capital
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class I Shares	–	–	–	–
Class R3 Shares	–	–	–	–
Class R6 Shares	–	–	–	– ^
Total distributions to shareholders	(27,121,506)	(29,144,256)	(159,188,187)	(270,535,447)

From Capital Share Transactions (see Note 4)
Net proceeds from sales of shares
Class A Shares	32,131,589	20,393,271	61,857,550	76,523,359
Class C Shares	16,899,594	19,476,870	9,681,443	13,800,621
Class I Shares	39,644,173	21,607,310	81,203,549	84,252,510
Class R3 Shares	–	–	–	–
Class R6 Shares	–	–	12,035,697	607,092 ^
Net asset value of shares issued in share reorganizations (see Note 5)
Class A Shares	–	–	97,558,873	–
Class C Shares	–	–	8,942,615	–
Class I Shares	–	–	5,382,625	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	11,049,560	12,028,645	91,333,636	157,165,559
Class C Shares	8,013,354	8,214,943	23,881,812	34,890,466
Class I Shares	3,640,014	3,664,751	27,513,172	47,549,623
Class R3 Shares	–	–	–	–
Class R6 Shares	–	–	106,313	– ^
	111,378,284	85,385,790	419,497,285	414,789,230
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(38,002,917)	(33,229,372)	(140,182,495)	(180,775,547)
Class C Shares	(22,793,696)	(24,854,347)	(26,656,802)	(24,144,511)
Class I Shares	(20,111,918)	(25,235,719)	(71,757,069)	(111,368,391)
Class R3 Shares	–	–	–	–
Class R6 Shares	–	–	(902,962)	– ^
Increase (decrease) in net assets from capital stock transactions	30,469,753	2,066,352	179,997,957	98,500,781
Total Increase (Decrease) in Net Assets for period	16,232,821	(27,611,371)	140,934,096	(119,565,008)
Net Assets: Beginning of period	$286,427,613	$314,038,984	$926,197,783	$1,045,762,791
Net Assets: End of period	$302,660,434	$286,427,613	$1,067,131,879	$926,197,783
Accumulated Undistributed Net Investment Income (Loss)	$(87,379)	$(70,077)	$(3,393,354)	$(5,143,678)

Amounts designated as "-" are either $0 or have been rounded to $0. ^Commenced operations December 23, 2014.

68	The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Sustainable Core Opportunities		Total Return Bond		Unconstrained Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	From 12/23/2014^
	11/30/16	11/30/15	11/30/16	11/30/15	11/30/16	To 11/30/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,776,135	$4,604,997	$10,924,802	$15,049,095	$315,986	$294,369
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	4,319,379	15,830,816	(12,253,971)	(6,567,316)	(357,499)	76,093
Net change in unrealized appreciation (depreciation)	14,727,631	(20,857,725)	12,045,484	(16,183,443)	555,785	(673,371)
Net increase (decrease) in net assets from operations	21,823,145	(421,912)	10,716,315	(7,701,664)	514,272	(302,909)

Distributions to Shareholders
From net investment income
Class A Shares	(4,474,311)	(1,906,452)	(3,815,602)	(5,426,418)	(71,662)	(60,026)
Class C Shares	–	–	(497,955)	(542,061)	(12,684)	(13,526)
Class I Shares	(337,144)	(157,936)	(8,927,701)	(10,927,682)	(300,800)	(243,281)
Class R3 Shares	–	–	(13,448)	(8,076)^	–	–
Class R6 Shares	–	–	(14,632)	(8,815)^	–	–
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(2,179,023)	–	–	–	(8,936)	–
Class C Shares	–	–	–	–	(2,951)	–
Class I Shares	(143,886)	–	–	–	(33,721)	–
Class R6 Shares	–	–	–	– ^	–	–
Return of capital
Class A Shares	–	–	–	(24,847)	–	–
Class C Shares	–	–	–	(2,482)	–	–
Class I Shares	–	–	–	(50,038)	–	–
Class R3 Shares	–	–	–	(37)^	–	–
Class R6 Shares	–	–	–	(40)^	–	–
Total distributions to shareholders	(7,134,364)	(2,064,388)	(13,269,338)	(16,990,496)	(430,754)	(316,833)

From Capital Share Transactions (see Note 4)
Net proceeds from sales of shares
Class A Shares	8,022,869	6,704,855	41,880,984	235,695,135	35,764	5,072,430
Class C Shares	–	–	4,139,515	8,931,684	70,000	1,678,001
Class I Shares	3,820,607	1,476,714	128,444,099	253,896,698	466,495	19,095,591
Class R3 Shares	–	–	–	600,000 ^	–	–
Class R6 Shares	–	–	–	600,000 ^	–	–
Net asset value of shares issued in share reorganizations (see Note 5)
Class A Shares	116,823,960	–	–	–	–	–
Class C Shares	–	–	–	–	–	–
Class I Shares	5,888,166	–	–	–	–	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	6,451,037	1,846,836	3,566,841	5,201,907	80,597	60,026
Class C Shares	–	–	480,800	521,360	15,636	13,526
Class I Shares	437,802	143,388	6,633,825	8,371,324	331,845	243,240
Class R3 Shares	–	–	13,448	8,113 ^	–	–
Class R6 Shares	–	–	14,632	8,855 ^	–	–
	141,444,441	10,171,793	185,174,144	513,835,076	1,000,337	26,162,814
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(29,175,550)	(21,053,868)	(268,245,578)	(120,570,679)	(5,803)	(989)
Class C Shares	–	–	(15,791,469)	(12,827,350)	(93,167)	–
Class I Shares	(4,153,690)	(1,826,046)	(326,207,389)	(259,980,272)	(30,345)	(1,956)
Class R3 Shares	–	–	–	– ^	–	–
Class R6 Shares	–	–	–	– ^	–	–
Increase (decrease) in net assets from capital stock transactions	108,115,201	(12,708,121)	(425,070,292)	120,456,775	871,022	26,159,869
Total Increase (Decrease) in Net Assets for period	122,803,982	(15,194,421)	(427,623,315)	95,764,615	954,540	25,540,127
Net Assets: Beginning of period	$239,788,278	$254,982,699	$832,109,581	$736,344,966	$25,540,127	$–
Net Assets: End of period	$362,592,260	$239,788,278	$404,486,266	$832,109,581	$26,494,667	$25,540,127
Accumulated Undistributed Net Investment Income (Loss)	$2,532,666	$4,554,938	$(58,425)	$(59,212)	$(1,007)	$(1,005)

The accompanying notes are an integral part of the financial statements.	69

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Balanced Class A
	11/30/12	$17.10	$0.23	$1.77	$2.00	$0.30	$0.77	$1.07	$18.03
	11/30/13	18.03	0.23	2.91	3.14	0.26	0.68	0.94	20.23
	11/30/14	20.23	0.26	1.50	1.76	0.26	0.75	1.01	20.98
	11/30/15	20.98	0.43	(0.35)	0.08	0.30	0.89	1.19	19.87
	11/30/16	19.87	0.23	0.66	0.89	0.44	0.64	1.08	19.68
Balanced Class C
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	0.94	18.07
	11/30/13	18.07	0.08	2.91	2.99	0.11	0.68	0.79	20.27
	11/30/14	20.27	0.11	1.51	1.62	0.10	0.75	0.85	21.04
	11/30/15	21.04	0.28	(0.35)	(0.07)	0.15	0.89	1.04	19.93
	11/30/16	19.93	0.08	0.66	0.74	0.30	0.64	0.94	19.73
Balanced Class I
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	1.08	17.95
	11/30/13	17.95	0.28	2.89	3.17	0.29	0.68	0.97	20.15
	11/30/14	20.15	0.31	1.50	1.81	0.31	0.75	1.06	20.90
	11/30/15	20.90	0.47	(0.34)	0.13	0.36	0.89	1.25	19.78
	11/30/16	19.78	0.27	0.65	0.92	0.49	0.64	1.13	19.57
Common Stock Class A
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
	11/30/14	43.31	0.56	4.97	5.53	0.58	5.47	6.05	42.79
	11/30/15	42.79	1.01	(0.25)	0.76	0.45	0.02	0.47	43.08
	11/30/16	43.08	0.53	2.43	2.96	1.08	2.68	3.76	42.28
Common Stock Class C
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
	11/30/14	41.82	0.21	4.78	4.99	0.19	5.47	5.66	41.15
	11/30/15	41.15	0.64	(0.24)	0.40	0.17	0.02	0.19	41.36
	11/30/16	41.36	0.21	2.33	2.54	0.78	2.68	3.46	40.44
Common Stock Class I
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
	11/30/14	43.31	0.68	4.97	5.65	0.73	5.47	6.20	42.76
	11/30/15	42.76	1.12	(0.25)	0.87	0.55	0.02	0.57	43.06
	11/30/16	43.06	0.64	2.43	3.07	1.19	2.68	3.87	42.26
Common Stock Class R6
	11/30/15(A)	43.01	1.07	(0.51)	0.56	0.46	–	0.46	43.11
	11/30/16	43.11	0.70	2.41	3.11	1.22	2.68	3.90	42.32

70	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

							Ratios/Supplemental Data

							Ratio of expenses to average				Ratio of net investment
				Net assets at			net assets before		Ratio of net		income (loss) to average net
Fund/	Fiscal year	Total		end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
Share	(period	return		period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
Class	ended)	(%)*		omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)
Balanced Class A
	11/30/12	12.30		$221,036	1.11		1.11		1.30		1.30		146
	11/30/13	18.15		267,627	1.06		1.06		1.22		1.22		154
	11/30/14	9.10		278,385	1.07		1.07		1.29		1.29		94
	11/30/15	0.56		263,276	1.04		1.04		2.17	^	2.17	^	86
	11/30/16	4.75		264,910	1.01		1.01		1.20		1.20		45
Balanced Class C
	11/30/12	11.30		16,635	1.94		1.94		0.48		0.48		146
	11/30/13	17.19		30,647	1.86		1.86		0.42		0.42		154
	11/30/14	8.34		32,002	1.82		1.82		0.53		0.53		94
	11/30/15	(0.23)		35,344	1.82		1.82		1.39	^	1.39	^	86
	11/30/16	3.91		43,066	1.78		1.78		0.43		0.43		45
Balanced Class I
	11/30/12	12.25		5,748	1.11		1.11		1.31		1.31		146
	11/30/13	18.46		20,468	0.77		0.77		1.50		1.50		154
	11/30/14	9.43		17,062	0.80		0.80		1.55		1.55		94
	11/30/15	0.79		12,589	0.81		0.81		2.39	^	2.39	^	86
	11/30/16	4.94		14,477	0.81		0.81		1.41		1.41		45
Common Stock Class A
	11/30/12	13.99		1,193,721	1.09		1.09		1.12		1.12		8
	11/30/13	29.53		1,454,446	1.03		1.03		1.15		1.15		12
	11/30/14	13.30		1,577,546	1.00		1.00		1.28		1.28		19
	11/30/15	1.79		1,416,147	0.99		0.99		2.36	^	2.36	^	11
	11/30/16	7.53		1,350,861	1.00		1.00		1.32		1.32		8
Common Stock Class C
	11/30/12	13.03		51,460	1.93		1.93		0.28		0.28		8
	11/30/13	28.47		78,259	1.84		1.84		0.32		0.32		12
	11/30/14	12.40		90,784	1.79		1.79		0.50		0.50		19
	11/30/15	0.98		89,890	1.78		1.78		1.57	^	1.57	^	11
	11/30/16	6.71		83,246	1.79		1.79		0.54		0.54		8
Common Stock Class I
	11/30/12	14.38		684,658	0.75		0.75		1.47		1.47		8
	11/30/13	29.93		941,223	0.72		0.72		1.45		1.45		12
	11/30/14	13.61		932,941	0.72		0.72		1.55		1.55		19
	11/30/15	2.07		689,502	0.71		0.71		2.63	^	2.63	^	11
	11/30/16	7.84		552,611	0.72		0.72		1.60		1.60		8
Common Stock Class R6
	11/30/15(A)	1.31	++	18,225	0.61	+	1.76	+	2.65	+^	1.50	+^	11	++
	11/30/16	7.92		29,927	0.65		0.72		1.72		1.65		8

The accompanying notes are an integral part of the financial statements.	71

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
	Fiscal	Net asset	Net	losses on		Dividends	Distributions
Fund/	year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Government Securities Class A
	11/30/12	$10.72	$0.14	$0.28	$0.42	$0.31	$–	$–	$0.31	$10.83
	11/30/13	10.83	0.16	(0.66)	(0.50)	0.26	0.03	–	0.29	10.04
	11/30/14	10.04	0.18	0.17	0.35	0.26	–	–	0.26	10.13
	11/30/15	10.13	0.18	(0.10)	0.08	0.24	–	–	0.24	9.97
	11/30/16	9.97	0.16	(0.13)	0.03	0.25	–	–	0.25	9.75
Government Securities Class C
	11/30/12	10.72	0.05	0.30	0.35	0.23	–	–	0.23	10.84
	11/30/13	10.84	0.08	(0.68)	(0.60)	0.17	0.03	–	0.20	10.04
	11/30/14	10.04	0.10	0.17	0.27	0.17	–	–	0.17	10.14
	11/30/15	10.14	0.10	(0.11)	(0.01)	0.15	–	–	0.15	9.98
	11/30/16	9.98	0.08	(0.13)	(0.05)	0.17	–	–	0.17	9.76
Government Securities Class I
	11/30/12	10.72	0.16	0.28	0.44	0.33	–	–	0.33	10.83
	11/30/13	10.83	0.19	(0.67)	(0.48)	0.28	0.03	–	0.31	10.04
	11/30/14	10.04	0.21	0.16	0.37	0.28	–	–	0.28	10.13
	11/30/15	10.13	0.20	(0.10)	0.10	0.26	–	–	0.26	9.97
	11/30/16	9.97	0.19	(0.14)	0.05	0.27	–	–	0.27	9.75
International Equity Class A
	11/30/12	15.03	0.18	0.98	1.16	0.16	–	–	0.16	16.03
	11/30/13	16.03	0.16	4.13	4.29	0.14	–	–	0.14	20.18
	11/30/14	20.18	0.25	(0.61)	(0.36)	0.21	–	–	0.21	19.61
	11/30/15	19.61	0.13	0.47	0.60	0.34	2.95	–	3.29	16.92
	11/30/16	16.92	0.18	(0.97)	(0.79)	0.12	0.49	–	0.61	15.52
International Equity Class C
	11/30/12	14.59	(0.06)	0.96	0.90	–	–	–	–	15.49
	11/30/13	15.49	(0.11)	3.97	3.86	0.01	–	–	0.01	19.34
	11/30/14	19.34	(0.04)	(0.59)	(0.63)	–	–	–	–	18.71
	11/30/15	18.71	(0.10)	0.47	0.37	0.07	2.95	–	3.02	16.06
	11/30/16	16.06	(0.01)	(0.90)	(0.91)	–	0.49	–	0.49	14.66
International Equity Class I
	11/30/12	14.99	0.26	0.98	1.24	0.24	–	–	0.24	15.99
	11/30/13	15.99	0.26	4.11	4.37	0.23	–	–	0.23	20.13
	11/30/14	20.13	0.38	(0.65)	(0.27)	0.33	–	–	0.33	19.53
	11/30/15	19.53	0.18	0.47	0.65	0.44	2.95	–	3.39	16.79
	11/30/16	16.79	0.23	(0.95)	(0.72)	0.18	0.49	–	0.67	15.40

72	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

					Ratios/Supplemental Data
					Ratio of expenses to average		Ratio of net investment
	Fiscal		Net assets at		net assets before	Ratio of net	income (loss) to average net
Fund/	year	Total	end of	Ratio of expenses	contractual and voluntary	investment income	assets before contractual and	Portfolio
Share	(period	return	period (000	to average net	expense reimbursements	(loss) to average	voluntary expense	turnover
Class	ended)	(%)*	omitted)	assets (%)	(%)**	net assets (%)	reimbursements (%)**	rate (%)
Government Securities Class A
	11/30/12	3.94	$791,599	0.81	0.81	1.29	1.29	581
	11/30/13	(4.75)	429,416	0.83	0.83	1.54	1.54	795
	11/30/14	3.50	268,380	0.92	0.92	1.80	1.80	161
	11/30/15	0.77	189,623	0.96	0.96	1.76	1.76	150
	11/30/16	0.24	154,133	0.91	0.91	1.63	1.63	59
Government Securities Class C
	11/30/12	3.26	120,709	1.59	1.59	0.50	0.50	581
	11/30/13	(5.61)	58,371	1.63	1.63	0.73	0.73	795
	11/30/14	2.73	35,387	1.73	1.73	0.99	0.99	161
	11/30/15	(0.07)	25,668	1.74	1.74	0.98	0.98	150
	11/30/16	(0.56)	20,954	1.72	1.72	0.82	0.82	59
Government Securities Class I
	11/30/12	4.21	145,869	0.57	0.57	1.52	1.52	581
	11/30/13	(4.51)	70,078	0.60	0.60	1.76	1.76	795
	11/30/14	3.73	50,493	0.68	0.68	2.05	2.05	161
	11/30/15	0.99	29,048	0.73	0.73	1.98	1.98	150
	11/30/16	0.44	23,562	0.68	0.68	1.88	1.88	59
International Equity Class A
	11/30/12	7.84	106,173	1.49	1.49	1.17	1.17	37
	11/30/13	26.93	122,646	1.44	1.44	0.91	0.91	52
	11/30/14	(1.81)	115,216	1.41	1.41	1.22	1.22	50
	11/30/15	4.49	113,212	1.41	1.41	0.76	0.76	55
	11/30/16	(4.81)	114,616	1.36	1.36	1.11	1.11	36
International Equity Class C
	11/30/12	6.17	2,953	3.05	3.05	(0.40)	(0.40)	37
	11/30/13	24.92	3,634	3.04	3.04	(0.66)	(0.66)	52
	11/30/14	(3.26)	3,581	2.86	2.86	(0.23)	(0.23)	50
	11/30/15	3.14	4,732	2.70	2.70	(0.60)	(0.60)	55
	11/30/16	(5.82)	5,876	2.49	2.49	(0.04)	(0.04)	36
International Equity Class I
	11/30/12	8.45	27,887	0.94	0.94	1.72	1.72	37
	11/30/13	27.64	34,561	0.89	0.89	1.48	1.48	52
	11/30/14	(1.39)	10,997	0.92	0.92	1.91	1.91	50
	11/30/15	4.89	14,967	1.02	1.02	1.05	1.05	55
	11/30/16	(4.41)	40,528	0.99	0.99	1.45	1.45	36

The accompanying notes are an integral part of the financial statements.	73

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Low Duration Bond Class A
	11/30/12	$9.20	$0.06	$(0.02)	$0.04	$0.18	$–	$0.18	$9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	–	0.15	8.84
	11/30/14	8.84	0.12	(0.07)	0.05	0.16	–	0.16	8.73
	11/30/15	8.73	0.17	(0.18)	(0.01)	0.19	–	0.19	8.53
	11/30/16	8.53	0.13	(0.08)	0.05	0.17	–	0.17	8.41
Low Duration Bond Class I
	11/30/14(B)	8.82	0.13	(0.06)	0.07	0.16	–	0.16	8.73
	11/30/15	8.73	0.20	(0.19)	0.01	0.21	–	0.21	8.53
	11/30/16	8.53	0.17	(0.08)	0.09	0.19	–	0.19	8.43
Low Duration Bond Class S
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	–	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	–	0.12	8.84
	11/30/14	8.84	0.11	(0.06)	0.05	0.15	–	0.15	8.74
	11/30/15	8.74	0.16	(0.18)	(0.02)	0.18	–	0.18	8.54
	11/30/16	8.54	0.12	(0.07)	0.05	0.16	–	0.16	8.43
Multi-Asset Income Class A
	11/30/12	11.74	0.16	0.86	1.02	0.21	–	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	–	0.23	13.65
	11/30/14	13.65	0.26	0.50	0.76	0.28	–	0.28	14.13
	11/30/15	14.13	0.37	(0.39)	(0.02)	0.39	0.94	1.33	12.78
	11/30/16	12.78	0.36	0.21	0.57	0.37	0.84	1.21	12.14
Multi-Asset Income Class C
	11/30/12	11.70	0.08	0.86	0.94	0.14	–	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	–	0.13	13.61
	11/30/14	13.61	0.17	0.48	0.65	0.18	–	0.18	14.08
	11/30/15	14.08	0.28	(0.40)	(0.12)	0.30	0.94	1.24	12.72
	11/30/16	12.72	0.27	0.21	0.48	0.28	0.84	1.12	12.08
Multi-Asset Income Class I
	11/30/12	11.71	0.18	0.85	1.03	0.22	–	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	–	0.25	13.64
	11/30/14	13.64	0.31	0.48	0.79	0.32	–	0.32	14.11
	11/30/15	14.11	0.41	(0.39)	0.02	0.43	0.94	1.37	12.76
	11/30/16	12.76	0.38	0.22	0.60	0.41	0.84	1.25	12.11

74	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

						Ratios/Supplemental Data

						Ratio of expenses to average				Ratio of net investment
			Net assets at			net assets before		Ratio of net		income (loss) to average net
Fund/	Fiscal year	Total	end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
Share	(period	return	period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
Class	ended)	(%)*	omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)
Low Duration Bond Class A
	11/30/12	0.40	$554,187	0.86		0.86		0.65		0.65		27
	11/30/13	(0.82)	307,959	0.89		0.89		0.37		0.37		16
	11/30/14	0.54	187,430	0.95		0.95		1.33		1.33		51
	11/30/15	(0.12)	117,770	0.97		0.97		1.92		1.92		27
	11/30/16	0.58	98,167	0.94		0.94		1.54		1.54		117
Low Duration Bond Class I
	11/30/14(B)	0.75 ++	44,267	0.68	+	0.68	+	1.83	+	1.83	+	51	++
	11/30/15	0.14	47,788	0.63		0.63		2.29		2.29		27
	11/30/16	1.08	17,802	0.60		0.60		2.03		2.03		117
Low Duration Bond Class S
	11/30/12	0.11	1,535,093	1.25		1.25		0.27		0.27		27
	11/30/13	(1.19)	691,645	1.13		1.27		0.12		(0.03)		16
	11/30/14	0.53	516,503	1.08		1.13		1.23		1.19		51
	11/30/15	(0.29)	342,516	1.09		1.09		1.81		1.81		27
	11/30/16	0.54	235,133	1.08		1.08		1.41		1.41		117
Multi-Asset Income Class A
	11/30/12	8.78	134,682	1.12		1.12		1.33		1.33		315
	11/30/13	10.67	166,168	1.03		1.03		1.58		1.58		279
	11/30/14	5.61	140,670	1.04		1.04		1.89		1.89		166
	11/30/15	0.01	126,591	1.04		1.04		2.86		2.86		198
	11/30/16	4.99	125,475	1.01		1.01		2.97		2.97		228
Multi-Asset Income Class C
	11/30/12	8.04	70,037	1.81		1.81		0.65		0.65		315
	11/30/13	9.99	97,839	1.77		1.77		0.83		0.83		279
	11/30/14	4.83	117,373	1.76		1.76		1.19		1.19		166
	11/30/15	(0.78)	109,108	1.77		1.77		2.13		2.13		198
	11/30/16	4.26	105,852	1.75		1.75		2.23		2.23		228
Multi-Asset Income Class I
	11/30/12	8.87	17,882	1.00		1.00		1.47		1.47		315
	11/30/13	11.01	29,833	0.80		0.80		1.79		1.79		279
	11/30/14	5.86	55,996	0.75		0.75		2.24		2.24		166
	11/30/15	0.29	50,728	0.77		0.77		3.13		3.13		198
	11/30/16	5.22	71,333	0.79		0.79		3.14		3.14		228

The accompanying notes are an integral part of the financial statements.	75

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Small Company Class A
	11/30/12	$7.95	$–	$0.70	$0.70	$–	$0.69	$0.69	$7.96
	11/30/13	7.96	(0.02)	2.25	2.23	–	1.67	1.67	8.52
	11/30/14	8.52	–	0.38	0.38	–	1.71	1.71	7.19
	11/30/15	7.19	(0.03)	0.26	0.23	–	1.84	1.84	5.58
	11/30/16	5.58	(0.02)	0.57	0.55	–	0.94	0.94	5.19
Small Company Class C
	11/30/12	7.12	(0.05)	0.61	0.56	–	0.69	0.69	6.99
	11/30/13	6.99	(0.06)	1.91	1.85	–	1.67	1.67	7.17
	11/30/14	7.17	(0.04)	0.30	0.26	–	1.71	1.71	5.72
	11/30/15	5.72	(0.05)	0.18	0.13	–	1.84	1.84	4.01
	11/30/16	4.01	(0.03)	0.35	0.32	–	0.94	0.94	3.39
Small Company Class I
	11/30/12	8.11	0.02	0.72	0.74	–	0.69	0.69	8.16
	11/30/13	8.16	0.01	2.32	2.33	0.04	1.67	1.71	8.78
	11/30/14	8.78	0.03	0.38	0.41	–	1.71	1.71	7.48
	11/30/15	7.48	(0.01)	0.28	0.27	0.02	1.84	1.86	5.89
	11/30/16	5.89	–	0.61	0.61	–	0.94	0.94	5.56
Small Company Class R6
	11/30/15(A)	5.44	(0.01)	0.17	0.16	–	–	–	5.60
	11/30/16	5.60	0.01	0.57	0.58	–	0.94	0.94	5.24
Sustainable Core Opportunities Class A
	11/30/12	12.57	0.09	1.66	1.75	0.06	–	0.06	14.26
	11/30/13	14.26	0.11	4.25	4.36	0.11	–	0.11	18.51
	11/30/14	18.51	0.16	2.27	2.43	0.11	–	0.11	20.83
	11/30/15	20.83	0.38	(0.41)	(0.03)	0.17	–	0.17	20.63
	11/30/16	20.63	0.17	1.01	1.18	0.41	0.20	0.61	21.20
Sustainable Core Opportunities Class I
	11/30/12	12.62	0.13	1.67	1.80	0.11	–	0.11	14.31
	11/30/13	14.31	0.15	4.25	4.40	0.14	–	0.14	18.57
	11/30/14	18.57	0.22	2.27	2.49	0.13	–	0.13	20.93
	11/30/15	20.93	0.44	(0.42)	0.02	0.22	–	0.22	20.73
	11/30/16	20.73	0.23	1.01	1.24	0.47	0.20	0.67	21.30

76	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

							Ratios/Supplemental Data

							Ratio of expenses to average			Ratio of net investment
				Net assets at			net assets before		Ratio of net	income (loss) to average net
Fund/	Fiscal year	Total		end of	Ratio of expenses		contractual and voluntary		investment income	assets before contractual and	Portfolio
Share	(period	return		period (000	to average net		expense reimbursements		(loss) to average	voluntary expense	turnover
Class	ended)	(%)*		omitted)	assets (%)		(%)**		net assets (%)	reimbursements (%)**	rate (%)
Small Company Class A
	11/30/12	9.63		$815,661	1.14		1.14		(0.05)	(0.05)	33
	11/30/13	34.79		808,145	1.21		1.21		(0.24)	(0.24)	23
	11/30/14	5.40		682,481	1.20		1.20		0.06	0.06	59
	11/30/15	5.32		596,864	1.25		1.25		(0.61)	(0.61)	70
	11/30/16	12.52		685,807	1.22		1.22		(0.38)	(0.38)	61
Small Company Class C
	11/30/12	8.70		119,594	1.89		1.89		(0.79)	(0.79)	33
	11/30/13	33.94		128,521	1.93		1.93		(0.97)	(0.97)	23
	11/30/14	4.55		115,642	1.91		1.91		(0.66)	(0.66)	59
	11/30/15	4.72		108,192	1.94		1.94		(1.30)	(1.30)	70
	11/30/16	11.48		110,842	1.95		1.95		(1.10)	(1.10)	61
Small Company Class I
	11/30/12	9.96		523,540	0.79		0.79		0.31	0.31	33
	11/30/13	35.40		385,692	0.81		0.81		0.17	0.17	23
	11/30/14	5.62		247,639	0.85		0.85		0.46	0.46	59
	11/30/15	5.71		220,543	0.87		0.87		(0.24)	(0.24)	70
	11/30/16	12.95		257,483	0.89		0.89		(0.04)	(0.04)	61
Small Company Class R6
	11/30/15(A)	2.94	++	599	0.73	+	2.96	+	(0.18)+	(2.41)+	70	++
	11/30/16	13.07		13,000	0.73		0.99		0.16	(0.10)	61
Sustainable Core Opportunities Class A
	11/30/12	14.00		182,345	1.32		1.32		0.66	0.66	4
	11/30/13	30.74		224,489	1.26		1.26		0.67	0.67	14
	11/30/14	13.18		239,707	1.24		1.24		0.85	0.85	20
	11/30/15	(0.13	)#	224,862	1.21		1.21		1.85^	1.85^	20
	11/30/16	5.92		340,815	1.18		1.18		0.86	0.86	33
Sustainable Core Opportunities Class I
	11/30/12	14.38		8,194	1.04		1.04		0.94	0.94	4
	11/30/13	31.05		12,418	1.00		1.00		0.93	0.93	14
	11/30/14	13.50		15,275	0.97		0.97		1.13	1.13	20
	11/30/15	0.12	#	14,926	0.93		0.93		2.13 ^	2.13 ^	20
	11/30/16	6.20		21,777	0.91		0.91		1.14	1.14	33

The accompanying notes are an integral part of the financial statements.	77

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	of period
Total Return Bond Class A
	11/30/12	$10.14	$0.21	$1.01	$1.22	$0.25	$0.18	$–	$0.43	$10.93
	11/30/13	10.93	0.25	–	0.25	0.28	0.25	–	0.53	10.65
	11/30/14	10.65	0.24	0.15	0.39	0.27	0.13	–	0.40	10.64
	11/30/15	10.64	0.19	(0.28)	(0.09)	0.21	–	–	0.21	10.34
	11/30/16	10.34	0.18	(0.05)	0.13	0.23	–	–	0.23	10.24
Total Return Bond Class C
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	–	0.41	10.91
	11/30/13	10.91	0.20	(0.01)	0.19	0.22	0.25	–	0.47	10.63
	11/30/14	10.63	0.18	0.14	0.32	0.21	0.13	–	0.34	10.61
	11/30/15	10.61	0.10	(0.28)	(0.18)	0.12	–	–	0.12	10.31
	11/30/16	10.31	0.10	(0.06)	0.04	0.14	–	–	0.14	10.21
Total Return Bond Class I
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	–	0.45	10.94
	11/30/13	10.94	0.29	(0.03)	0.26	0.29	0.25	–	0.54	10.66
	11/30/14	10.66	0.25	0.15	0.40	0.28	0.13	–	0.41	10.65
	11/30/15	10.65	0.20	(0.27)	(0.07)	0.23	–	–	0.23	10.35
	11/30/16	10.35	0.20	(0.05)	0.15	0.25	–	–	0.25	10.25
Total Return Bond Class R3
	11/30/15(A)	10.53	0.18	(0.18)	–	0.19	–	–	0.19	10.34
	11/30/16	10.34	0.18	(0.06)	0.12	0.23	–	–	0.23	10.23
Total Return Bond Class R6
	11/30/15(A)	10.53	0.20	(0.17)	0.03	0.21	–	–	0.21	10.35
	11/30/16	10.35	0.20	(0.06)	0.14	0.25	–	–	0.25	10.24
Unconstrained Bond Class A
	11/30/15(A)	10.00	0.11	(0.23)	(0.12)	0.12	–	–	0.12	9.76
	11/30/16	9.76	0.10	0.08	0.18	0.14	0.02	–	0.16	9.78
Unconstrained Bond Class C
	11/30/15(A)	10.00	0.06	(0.26)	(0.20)	0.08	–	–	0.08	9.72
	11/30/16	9.72	0.04	0.08	0.12	0.07	0.02	–	0.09	9.75
Unconstrained Bond Class I
	11/30/15(A)	10.00	0.13	(0.24)	(0.11)	0.13	–	–	0.13	9.76
	11/30/16	9.76	0.13	0.08	0.21	0.15	0.02	–	0.17	9.80

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations December 23, 2014.

(B) Commenced operations January 31, 2014.

78	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

							Ratios/Supplemental Data

							Ratio of expenses to average				Ratio of net investment
				Net assets at			net assets before		Ratio of net		income (loss) to average net
Fund/	Fiscal year	Total		end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
Share	(period	return		period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
Class	ended)	(%)*		omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)
Total Return Bond Class A
	11/30/12	12.34		$111,263	0.94		0.96		2.00		1.98		915
	11/30/13	2.33		102,138	0.89		0.95		2.38		2.32		499
	11/30/14	3.66		203,871	0.89		0.93		2.25		2.21		432
	11/30/15	(0.87)		315,820	0.89		0.94		1.76		1.71		441
	11/30/16	1.26		92,331	0.89		1.07		1.79		1.61		240
Total Return Bond Class C
	11/30/12	12.02		29,323	1.35		1.37		1.62		1.60		915
	11/30/13	1.79		26,222	1.42		1.48		1.88		1.81		499
	11/30/14	3.01		47,015	1.49	@	1.53	@	1.68		1.64		432
	11/30/15	(1.69)		42,316	1.70		1.75		0.93		0.88		441
	11/30/16	0.40		30,866	1.73		1.73		0.94		0.94		240
Total Return Bond Class I
	11/30/12	12.59		22,792	0.77		0.79		2.20		2.19		915
	11/30/13	2.46		61,268	0.73		0.79		2.69		2.63		499
	11/30/14	3.79		485,459	0.74		0.78		2.31		2.27		432
	11/30/15	(0.70)		472,782	0.69		0.74		1.94		1.89		441
	11/30/16	1.40		280,081	0.74		0.74		1.93		1.93		240
Total Return Bond Class R3
	11/30/15(A)	0.00	++	596	0.89	+@	2.87	+@	1.86	+	(0.12	)+	441	++
	11/30/16	1.16		603	0.89	@	2.91	@	1.77		(0.25)		240
Total Return Bond Class R6
	11/30/15(A)	0.26	++	596	0.69	+	2.87	+	2.06	+	(0.12	)+	441	++
	11/30/16	1.36		605	0.69		2.90		1.97		(0.24)		240
Unconstrained Bond Class A
	11/30/15(A)	(1.23	)++	5,008	1.16	+@	1.16	+@	1.19	+	1.19	+	1153	++
	11/30/16	1.81		5,131	1.28	@	1.28	@	1.07		1.07		472
Unconstrained Bond Class C
	11/30/15(A)	(1.99	)++	1,649	1.88	+@	1.88	+@	0.64	+	0.64	+	1153	++
	11/30/16	1.24		1,648	1.91	@	1.91	@	0.43		0.43		472
Unconstrained Bond Class I
	11/30/15(A)	(1.14	)++	18,883	1.00	+	1.00	+	1.35	+	1.35	+	1153	++
	11/30/16	2.16		19,716	1.04		1.04		1.30		1.30		472

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Sustainable Core Opportunities Fund Class A by 0.05% and Sentinel Sustainable Core Opportunities Fund Class I by 0.04% for the fiscal year ended November 30, 2015.

^ Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Balanced Fund Class A by 0.86%, Sentinel Balanced Fund Class C by 0.86%, Sentinel Balanced Fund Class I by 0.86%, the Sentinel Common Stock Fund Class A by 1.22%, Sentinel Common Stock Fund Class C by 1.22%, Sentinel Common Stock Fund Class I by 1.22%, Sentinel Common Stock Fund Class R6 by 1.30%, Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

@ Includes the impact of the shares owned by NLV Financial Corporation and its affiliates, who do not get charged a distribution fee, which decreases the ratio by 0.20% for the Sentinel Total Return Bond Fund Class C for the fiscal year ended November 30, 2014; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, 0.20% for the Sentinel Unconstrained Bond Fund Class A, 0.18% for the ratio of expenses to average net assets on Sentinel Unconstrained Bond Fund Class C and 0.92% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Unconstrained Bond Fund Class C for the fiscal period from December 23, 2014 to November 30, 2015; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, 0.20% for the Sentinel Unconstrained Bond Fund Class A, 0.15% for the ratio of expenses to average net assets on Sentinel Unconstrained Bond Fund Class C and 0.88% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Unconstrained Bond Fund Class C for the fiscal year ended November 30, 2016.

The accompanying notes are an integral part of the financial statements.	79

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of ten separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C, Class I and Class R6
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Low Duration Bond Fund	Class A, Class I and Class S
Sentinel Multi-Asset Income Fund	Class A, Class C and Class I
Sentinel Small Company Fund	Class A, Class C, Class I and Class R6
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Total Return Bond Fund	Class A, Class C, Class I, Class R3 and Class R6
Sentinel Unconstrained Bond Fund	Class A, Class C and Class I

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution fees, registration fees and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 – Investment Companies, which is part of GAAP. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including long -term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

80

Notes to Financial Statements

B. Fair Value Measurement:

In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees.

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)	Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)	Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)	The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic ETFs, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•	Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign ETFs, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RICs) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•	Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. Effective March 30, 2016, one significant change to the valuation techniques was a move from mean to bid pricing with respect to fixed- income securities with maturities of greater than 60 days. In addition, the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

81

Notes to Financial Statements

The fair value measurements as of November 30, 2016 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Agency Collateralized Mortgage Obligations	$–	$3,242,924	$–	$3,242,924
Agency Discount Notes	–	20,000,000	–	20,000,000
Agency Mortgage-Backed Securities	–	38,953,049	–	38,953,049
Domestic Common Stocks	200,219,896	–	–	200,219,896
Domestic Corporate Bonds	–	1,377,615	–	1,377,615
Domestic Exchange Traded Funds	25,879,944	–	–	25,879,944
Foreign Stocks & ADRs:
Netherlands	3,584,700	–	–	3,584,700
Switzerland	–	1,663,800	–	1,663,800
Institutional Money Market Funds	–	10,395,309	–	10,395,309
Real Estate Investment Trusts	1,693,800	–	–	1,693,800
U.S. Treasury Obligations	–	20,000,000	–	20,000,000
Totals	$231,378,340	$95,632,697	$–	$327,011,037

Common Stock:
Agency Discount Notes	$–	$14,000,000	$–	$14,000,000
Domestic Common Stocks	1,913,906,844	–	–	1,913,906,844
Foreign Stocks & ADRs:
Netherlands	33,855,500	–	–	33,855,500
Switzerland	–	23,698,058	–	23,698,058
Institutional Money Market Funds	–	10,471,802	–	10,471,802
Real Estate Investment Trusts	13,550,400	–	–	13,550,400
Totals	$1,961,312,744	$48,169,860	$–	$2,009,482,604

Government Securities:
Agency Collateralized Mortgage Obligations	$–	$19,087,182	$–	$19,087,182
Agency Discount Notes	–	4,000,000	–	4,000,000
Agency Mortgage-Backed Securities	–	171,233,766	–	171,233,766
Institutional Money Market Funds	–	10,530,044	–	10,530,044
Totals	$–	$204,850,992	$–	$204,850,992

International Equity:
Domestic Common Stocks	$21,519,630	$–	$–	$21,519,630
Foreign Stocks & ADRs:
Canada	4,287,129	–	–	4,287,129
All Others	–	128,840,164	–	128,840,164
Institutional Money Market Funds	–	5,770,139	–	5,770,139
Totals	$25,806,759	$134,610,303	$–	$160,417,062

Low Duration Bond:
Agency Collateralized Mortgage Obligations	$–	$85,363,541	$–	$85,363,541
Agency Discount Notes	–	85,000,000	–	85,000,000
Agency Mortgage-Backed Securities	–	1,082,428	–	1,082,428
Asset Backed Securities	–	1,608,340	–	1,608,340
Bank Loans	–	1,789,224	–	1,789,224
Commercial Mortgage-Backed Securities	–	5,922,565	–	5,922,565
Domestic Corporate Bonds	–	16,774,691	–	16,774,691
Domestic Exchange Traded Funds	81,569,165	–	–	81,569,165
Institutional Money Market Funds	–	10,548,807	–	10,548,807
Residential Mortgage-Backed Securities	–	14,766,882	–	14,766,882
U.S. Treasury Obligations	–	50,000,000	–	50,000,000
Totals	$81,569,165	$272,856,478	$–	$354,425,643

82

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Multi-Asset Income:
Agency Collateralized Mortgage Obligations	$–	$352,907	$–	$352,907
Agency Discount Notes	–	36,000,000	–	36,000,000
Agency Mortgage-Backed Securities	–	17,109,912	–	17,109,912
Asset Backed Securities	–	301,564	–	301,564
Bank Loans	–	2,072,108	–	2,072,108
Domestic Corporate Bonds	–	19,541,319	–	19,541,319
Domestic Exchange Traded Funds	194,339,890	–	–	194,339,890
Institutional Money Market Funds	–	20,766,463	–	20,766,463
U.S. Treasury Obligations	–	30,000,000	–	30,000,000
Totals	$194,339,890	$126,144,273	$–	$320,484,163

Small Company:
Agency Discount Notes	$–	$50,000,000	$–	$50,000,000
Domestic Common Stocks	873,644,035	–	–	873,644,035
Foreign Stocks & ADRs	13,152,737	–	–	13,152,737
Institutional Money Market Funds	–	15,054,755	–	15,054,755
Real Estate Investment Trusts	18,388,350	–	–	18,388,350
U.S. Treasury Obligations	–	48,000,000	–	48,000,000
Totals	$905,185,122	$113,054,755	$–	$1,018,239,877

Sustainable Core Opportunities:
Domestic Common Stocks	$331,590,202	$–	$–	$331,590,202
Foreign Stocks & ADRs:
Denmark	3,285,000	–	–	3,285,000
Israel	2,479,625	–	–	2,479,625
Netherlands	6,372,800	–	–	6,372,800
Switzerland	–	3,327,600	–	3,327,600
Institutional Money Market Funds	–	10,378,898	–	10,378,898
Real Estate Investment Trusts	4,234,500	–	–	4,234,500
Totals	$347,962,127	$13,706,498	$–	$361,668,625

Total Return Bond:
Agency Collateralized Mortgage Obligations	$–	$11,118,118	$–	$11,118,118
Agency Discount Notes	–	87,000,000	–	87,000,000
Agency Mortgage-Backed Securities	–	84,772,347	–	84,772,347
Asset Backed Securities	–	2,010,425	–	2,010,425
Bank Loans	–	3,130,084	–	3,130,084
Domestic Corporate Bonds	–	38,220,157	–	38,220,157
Domestic Exchange Traded Funds	129,722,231	–	–	129,722,231
Institutional Money Market Funds	–	11,832,940	–	11,832,940
U.S. Treasury Obligations	–	49,000,000	–	49,000,000
Totals	$129,722,231	$287,084,071	$–	$416,806,302

Unconstrained Bond:
Agency Discount Notes	$–	$4,000,000	$–	$4,000,000
Agency Mortgage-Backed Securities	–	6,304,349	–	6,304,349
Asset Backed Securities	–	100,521	–	100,521
Bank Loans	–	147,123	–	147,123
Domestic Corporate Bonds	–	1,724,384	–	1,724,384
Domestic Exchange Traded Funds	4,202,587	–	–	4,202,587
Institutional Money Market Funds	–	10,192,447	–	10,192,447
Totals	$4,202,587	$22,468,824	$–	$26,671,411

Investments in Securities - Liabilities:
None.

83

Notes to Financial Statements

	Quoted Prices		Other
	(Unadjusted) in Active		Significant	Significant
	Markets for Identical		Observable	Unobservable
	Assets		Inputs	Inputs
Sentinel Fund / Category	(Level 1)		(Level 2)	(Level 3)	Total
Derivatives - Assets:
Total Return Bond:
Futures Contracts	$115,693	*	$–	$–	$115,693	*

Unconstrained Bond:
Futures Contracts	$22,037	*	$–	$–	$22,037	*

Derivatives - Liabilities:
None.

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2016.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2016.

C. Securities Transactions and Related Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)	on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income and expenses are recorded on an accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the expiration of capital loss carry forwards to paid-in capital, returns of capital from underlying investments and tax attributes from acquired funds. The following reclassifications were made to reflect these differences as of November 30, 2016:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$650,241	$(650,241)	$-
Common Stock	(1,920)	1,920	-
Government Securities	1,955,647	(1,955,647)	-
International Equity	(305,077)	305,077	-
Low Duration Bond	1,568,285	(1,062,857)	(505,428)
Multi-Asset Income	333,537	(333,537)	-
Small Company	5,287,355	(359,543)	(4,927,812)
Sustainable Core Opportunities	13,048	(168,665)	155,617
Total Return Bond	2,345,323	(2,345,323)	-
Unconstrained Bond	69,158	(69,158)	-

84

Notes to Financial Statements

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of November 30, 2016, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1)	market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended November 30, 2016.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

85

Notes to Financial Statements

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2016, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2016, the Sentinel Balanced, Sentinel Multi-Asset Income, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds sold varying combinations of futures contracts in U.S. Treasury 10- Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk; the Sentinel Government Securities Fund sold futures contracts in U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk; the Sentinel Low Duration Bond, Sentinel Multi-Asset Income, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds sold futures contracts in U.S. Treasury 5-Year Notes to manage duration by hedging interest rate risk; the Sentinel Multi-Asset Income Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge equity market risk; and the Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds sold futures contracts on the Standard & Poor’s 500 Index to hedge high yield market risk associated with corporate bonds.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

J. Swaps:

The Sentinel Balanced, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Multi-Asset Income, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’ s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended November 30, 2016, none of the Funds entered into swaps agreements.

86

Notes to Financial Statements

K. Derivatives Transactions:

The following table summarizes the fair value of each Fund’s futures contracts held as of November 30, 2016 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

	Purpose and Primary	Location on the
Sentinel Fund	Underlying Risk Exposure	Statement of Assets and Liabilities*	Fair Value of Assets*	Fair Value of Liabilities*
Total Return Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of
		investments and foreign exchange	$115,693	$-

Unconstrained Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of
		investments and foreign exchange	$22,037	$-

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Additionally, the amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2016 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
Sentinel Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Balanced	Hedge interest rate risk.	Futures contracts	$(186,717)	$-

Government Securities	Hedge interest rate risk.	Futures contracts	$11,404	$-

Low Duration Bond	Hedge interest rate risk.	Futures contracts	$(3,231,308)	$(733,228)

Multi-Asset Income	Hedge interest rate risk.	Futures contracts	$(118,222)	$-
	Hedge equity market risk.	Futures contracts	$100,763	$(40,750)
		Total	$(17,459)	$(40,750)

Total Return Bond	Hedge interest rate risk.	Futures contracts	$(4,041,648)	$1,043,829
	Hedge high yield market risk.	Futures contracts	$20,832	$(8,150)
		Total	$(4,020,816)	$1,035,679

Unconstrained Bond	Hedge interest rate risk.	Futures contracts	$(59,123)	$101,517
	Hedge high yield market risk.	Futures contracts	$38,015	$(5,433)
		Total	$(21,108)	$96,084

During the fiscal year ended November 30, 2016, the average monthly notional value of short futures contracts for the months held was as follows:

Average Monthly
Sentinel Fund	Notional Value
Low Duration Bond	$91,018,604
Multi-Asset Income	11,398,922
Total Return Bond	39,478,751
Unconstrained Bond	5,496,501

L. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2016.

M. Dollar Rolls:

Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2016.

87

Notes to Financial Statements

N. Short Sales:

Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into short sales of agency mortgage-backed securities (“MBS”) that the Funds do not own, primarily as part of to-be-announced (“TBA”) swap transactions. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS. Generally, a short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party. Therefore, short sales involve the risk that a Fund’s losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Securities sold in short sale transactions and the interest payable on such transactions, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Sentinel Government Securities Fund was the only Fund that executed short sale transactions during the fiscal year ended November 30, 2016 with an average monthly market value for the months held of $6,226,406 and no counter-party collateral requirements.

O. Securities Lending:

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities on loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

At November 30, 2016 the following Funds had securities on loan:

	Market Value	Market Value
Sentinel Fund	Loaned Securities	Collateral
Multi-Asset Income	$10,407,037	$10,672,850
Total Return Bond	1,320,292	1,353,175

P. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from SSB for temporary borrowing purposes. Each Fund may borrow up to 5% of its net assets, as calculated using net assets from the previous business day, with a maximum aggregate limit of $20,000,000. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), whichever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.25% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and weighted average interest rate for each Fund that utilized the line of credit during the fiscal year ended November 30, 2016 was as follows:

	Daily Average	Weighted Average
Sentinel Fund	Amount Outstanding	Interest Rate
Low Duration Bond	$16,596	1.79%
Small Company	16,698	1.65%
Total Return Bond	30,254	1.80%

At November 30, 2016, none of the Funds had an outstanding balance against this line of credit.

Q. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from SSB on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2016.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Common Stock, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Multi-Asset Income, Sentinel Sustainable Core Opportunities, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged. For the fiscal year ended November 30, 2016 these fees totaled $7,501.

88

Notes to Financial Statements

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown below:

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets
	Each subject to:

Balanced	0.55%	First $200 million
Multi-Asset Income	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
	Each subject to:

Common Stock	0.70%	First $500 million
International Equity	0.65%	Next $300 million
Small Company	0.60%	Next $200 million
Sustainable Core Opportunities	0.50%	Next $1 billion
	0.40%	In excess of $2 billion
	Each subject to:

Government Securities	0.45%	First $500 million
Low Duration Bond	0.40%	Next $500 million
	0.35%	Next $1 billion
	0.30%	Next $2 billion
	0.25%	In excess of $4 billion
Unconstrained Bond	0.75%	First $200 million
	0.70%	Next $200 million
	0.65%	Next $600 million
	0.60%	Next $1 billion
	0.55%	In excess of $2 billion

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Low Duration Bond Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan” and Sentinel Total Return Bond Fund has adopted a distribution plan for its Class R3 shares referred to as the “R3 Plan”

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners), a monthly fee at the maximum annual rate of (a) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Common Stock, Sentinel International Equity, Sentinel Low Duration Bond, Sentinel Multi-Asset Income, Sentinel Small Company and Sentinel Sustainable Core Opportunities Funds or (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds. Prior to March 30, 2016, the Distributor was paid a monthly fee at the maximum annual rate of 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Small Company Fund. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the C Plans applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Common Stock, Sentinel Government Securities, Sentinel International Equity, Sentinel Multi-Asset Income, Sentinel Small Company, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the R3 Plan applicable to the Sentinel Total Return Bond Fund Class R3 shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer.

Under the S Plan applicable to the Sentinel Low Duration Bond Fund Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer.

The Class I shares and Class R6 shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or all of the reporting period, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates held investments for the entire period in the Sentinel Total Return Bond Fund Class R3 and Sentinel Unconstrained Bond Fund Classes A and C.

These asset-based fees, except the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

89

Notes to Financial Statements

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Funds.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $3,043,739 for the fiscal year ended November 30, 2016. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $279,898 after allowances of $543,372 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $2,220,469 to other investment dealers. During this same period, the distributor advised the Funds that it received $31,136 in contingent deferred sales charges from certain redemptions of Class A shares, $26,579 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I, R3, R6 or S shares.

Effective January 1, 2016, each Director who is not an affiliate of SAMI receives an annual fee of $89,000 from the Company. The Lead Independent Director and chairs of the Audit and Governance Committees are each paid an additional annual fee of $8,000. The Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Variable Products Trust (“SVP”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund the variable life insurance and annuity products of SVP. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SVP pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SVP allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2016 were $1,023,301.

Pursuant to a Transfer Agency and Service Agreement between the Company and Boston Financial Data Services, Inc. ("BFDS"), BFDS serves as the transfer agent for the Funds. The Company also has an Amended and Restated Administration Agreement with SASI under which SASI provides a) general administrative services and b) transfer agency administrative and oversight services on behalf of the Company. Under the general administrative services portion of the agreement, the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. Under the transfer agency administrative and oversight services portion of the agreement, the Funds receive monitoring and oversight of transfer agency vendor services and are responsible for all costs and expenses relating to the individuals designated by SASI to perform such services on behalf of SASI. The number of such individuals to be designated by SASI to perform services is subject to approval by the Board of Directors. The Funds are also responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities that provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors.

Fees paid to SASI under the provisions of the Amended and Restated Administration Agreement for the fiscal year ended November 30, 2016 were $2,876,551.

SAMI has contractually agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 31, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Funds. For the fiscal year ended November 30, 2016, none of the Funds were required to be reimbursed under this agreement.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Common Stock Fund Class R6 shares, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2016, the total amount reimbursed under this agreement to Sentinel Common Stock Fund Class R6 was $16,833.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Small Company Fund Class R6 shares, on an annualized basis, to 0.73% of average daily net assets attributable to Class R6 shares through March 31, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2016, the total amount reimbursed under this agreement to Sentinel Small Company Fund Class R6 was $15,217.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares until March 31, 2017. The Class C, Class I, Class R3 and Class R6 shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. In addition, the Fund's investment advisor has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R3 shares, on an annualized basis, to 1.19% of average daily net assets attributable to Class R3 shares through March 31, 2017, and to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares, on an annualized basis, to 0.69% of average daily net assets attributable to Class R6 shares through March 31, 2017. Each of these agreements may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2016, the total amount reimbursed under these agreements to Sentinel Total Return Bond Fund Class A was $306,198, Sentinel Total Return Bond Fund Class R3 was $12,216 and Sentinel Total Return Bond Fund Class R6 was $13,415.

Notes to Financial Statements

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Unconstrained Bond Fund Class C shares, on an annualized basis, to 2.06% of average daily net assets attributable to Class C shares through March 31, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2016, no reimbursements were required to Sentinel Unconstrained Bond Fund Class C.

Certain of the fee waiver agreements contain provisions allowing for recoupment of waived fees or expenses reimbursed under certain circumstances. Recoupment of fees waived and expenses reimbursed is limited to the lesser of the applicable expense cap, if any, in effect at the time of the waiver and the applicable expense cap, if any, in effect at the time of recoupment, and any recoupment must occur within three years from the date of the related waiver or reimbursement.

As of November 30, 2016, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Approximate %
Sentinel Fund	Ownership
Balanced - I	13.21%
Common Stock – R6	2.18%
International Equity - I	0.44%
Low Duration Bond - I	28.44%
Small Company – R6	5.18%
Sustainable Core Opportunities – I	9.37%
Total Return Bond – R3	100.00%
Total Return Bond – R6	100.00%
Unconstrained Bond – A	98.01%
Unconstrained Bond – C	90.47%
Unconstrained Bond – I	97.30%

(4) Fund Shares:

At November 30, 2016, 2.94 billion shares of one cent par value were authorized as follows:

Class A	Authorized Shares
Balanced	40,000,000
Common Stock	75,000,000
Government Securities	170,000,000
International Equity	20,000,000
Low Duration Bond	200,000,000
Multi-Asset Income	25,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Total Return Bond	50,000,000
Unconstrained Bond	40,000,000
960,000,000
Class C
Balanced	10,000,000
Common Stock	10,000,000
Government Securities	20,000,000
International Equity	10,000,000
Multi-Asset Income	15,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
Unconstrained Bond	40,000,000
195,000,000

Class I	Authorized Shares
Balanced	40,000,000
Common Stock	40,000,000
Government Securities	40,000,000
International Equity	40,000,000
Low Duration Bond	40,000,000
Multi-Asset Income	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Total Return Bond	300,000,000
Unconstrained Bond	40,000,000
870,000,000
Class R3
Total Return Bond	40,000,000

Class R6
Common Stock	40,000,000
Small Company	40,000,000
Total Return Bond	40,000,000
120,000,000
Class S
Low Duration Bond	200,000,000

Total Allocated Shares	2,385,000,000

Total Unallocated Shares	555,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

			Shares Issued in
		Shares issued in Fund	Reinvestment of		Net Increase
		Reorganizations	Dividends and		(Decrease) in
Sentinel Fund	Shares sold	(see note 5)	Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2016
Balanced – A	1,565,029	–	714,717	2,065,116	214,630
Balanced – C	674,076	–	83,917	348,665	409,328
Balanced – I	375,707	–	32,255	304,459	103,503
Common Stock – A	2,011,742	–	2,743,659	5,680,117	(924,716)
Common Stock – C	229,138	–	187,505	531,259	(114,616)
Common Stock – I	2,399,401	–	1,261,092	6,597,450	(2,936,957)
Common Stock – R6	519,016	–	42,879	277,504	284,391
Government Securities – A	2,458,054	–	333,249	6,009,143	(3,217,840)
Government Securities – C	206,410	–	30,818	662,910	(425,682)
Government Securities – I	2,117,702	–	80,169	2,696,642	(498,771)
International Equity – A	1,553,659	–	243,606	1,107,176	690,089
International Equity – C	151,705	–	9,255	54,798	106,162
International Equity – I	2,607,571	–	34,334	901,887	1,740,018
Low Duration Bond - A	2,301,935	–	227,761	4,672,752	(2,143,056)
Low Duration Bond – I	604,135	–	95,923	4,188,836	(3,488,778)
Low Duration Bond - S	5,791,345	–	558,086	18,564,883	(12,215,452)
Multi-Asset Income – A	2,647,803	–	935,383	3,154,025	429,161
Multi-Asset Income – C	1,410,297	–	682,264	1,905,183	187,378
Multi-Asset Income – I	3,292,797	–	307,771	1,686,342	1,914,226
Small Company – A	13,503,919	21,750,338*	20,377,103	30,416,453	25,214,907
Small Company – C	3,214,030	3,030,573*	8,091,895	8,674,499	5,661,999
Small Company – I	16,511,503	1,122,267*	5,753,132	14,489,625	8,897,277
Small Company – R6	2,539,283	– *	23,450	189,301	2,373,432
Sustainable Core Opportunities – A	402,241	5,893,856**	324,336	1,446,834	5,173,599
Sustainable Core Opportunities – I	188,554	296,222**	21,956	204,492	302,240
Total Return Bond – A	4,068,123	–	345,735	25,938,355	(21,524,497)
Total Return Bond – C	400,482	–	46,433	1,527,315	(1,080,400)
Total Return Bond – I	12,386,007	–	639,377	31,360,953	(18,335,569)
Total Return Bond – R3	–	–	1,296	–	1,296
Total Return Bond – R6	–	–	1,409	–	1,409
Unconstrained Bond – A	3,630	–	8,233	583	11,280
Unconstrained Bond – C	7,377	–	1,606	9,469	(486)
Unconstrained Bond – I	47,594	–	33,861	3,088	78,367

* Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on March 30, 2016 by a tax-free exchange of 5,792,669 shares of the Sentinel Mid Cap Fund Class A for 21,750,338 shares of the Sentinel Small Company Fund Class A , a merger conversion ratio of 3.75480448; 746,855 shares of the Sentinel Mid Cap Fund Class C for 3,030,573 shares of the Sentinel Small Company Fund Class C, a merger conversion ratio of 4.05778094; 306,597 shares of the Sentinel Mid Cap Fund Class I for 1,122,267 shares of the Sentinel Small Company Fund Class I, a merger conversion ratio of 3.66039781; and none for the Sentinel Small Company Fund Class R6 because the Sentinel Mid Cap Fund did not offer a comparable share class.

** Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on March 30, 2016 by a tax-free exchange of 7,459,256 shares of the Sentinel Sustainable Mid Cap Opportunities Fund Class A for 5,893,856 shares of the Sentinel Sustainable Core Opportunities Fund Class A , a merger conversion ratio of 0.79013990; and 357,360 shares of the Sentinel Sustainable Mid Cap Opportunities Fund Class I for 296,222 shares of the Sentinel Sustainable Core Opportunities Fund Class I, a merger conversion ratio of 0.82891798.

Notes to Financial Statements

		Shares Issued in
		Reinvestment of		Net Increase
		Dividends and		(Decrease) in
Sentinel Fund	Shares sold	Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2015
Balanced – A	1,197,542	778,124	1,995,335	(19,669)
Balanced – C	450,192	76,223	274,453	251,962
Balanced – I	205,096	42,922	427,929	(179,911)
Common Stock – A	1,992,072	329,803	6,314,314	(3,992,439)
Common Stock – C	243,115	9,655	285,724	(32,954)
Common Stock – I	2,009,397	201,109	8,015,164	(5,804,658)
Common Stock – R6^	422,770	107	139	422,738
Government Securities – A	2,154,747	381,091	10,004,792	(7,468,954)
Government Securities – C	285,094	36,073	1,240,309	(919,142)
Government Securities – I	641,488	77,949	2,790,050	(2,070,613)
International Equity – A	689,585	1,193,596	1,066,302	816,879
International Equity – C	106,588	37,282	40,555	103,315
International Equity – I	558,561	100,971	331,164	328,368
Low Duration Bond - A	3,557,740	329,897	11,548,028	(7,660,391)
Low Duration Bond – I	1,838,405	121,109	1,430,670	528,844
Low Duration Bond - S	8,045,666	873,878	27,927,083	(19,007,539)
Multi-Asset Income – A	1,558,553	936,004	2,542,346	(47,789)
Multi-Asset Income – C	1,502,771	642,339	1,907,112	237,998
Multi-Asset Income – I	1,655,772	285,470	1,932,818	8,424
Small Company – A	13,733,300	30,458,442	32,089,950	12,101,792
Small Company – C	3,409,420	9,354,012	5,959,653	6,803,779
Small Company – I	14,211,985	8,756,837	18,612,382	4,356,440
Small Company – R6^	106,860	–	–	106,860
Sustainable Core Opportunities – A	325,809	93,369	1,023,879	(604,701)
Sustainable Core Opportunities – I	72,116	7,235	89,174	(9,823)
Total Return Bond – A	22,322,082	496,079	11,439,658	11,378,503
Total Return Bond – C	848,106	49,813	1,226,922	(329,003)
Total Return Bond – I	23,975,928	796,113	24,698,242	73,799
Total Return Bond – R3^	56,845	777	–	57,622
Total Return Bond – R6^	56,801	847	–	57,648
Unconstrained Bond – A^	507,273	6,073	101	513,245
Unconstrained Bond – C^	168,158	1,373	–	169,531
Unconstrained Bond – I^	1,909,628	24,598	197	1,934,029
^ Commenced operations December 23, 2014.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund and is available, without charge, upon request by calling (800) 282-3863 or on-line at www.sentinelinvestments.com.

Notes to Financial Statements

(5) Reorganizations:

Pursuant to a Plan of Reorganization approved by the Board on December 3, 2015, as of the close of business on March 30, 2016, Sentinel Small Company Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Mid Cap Fund, a separate series of the Company, in a tax-free reorganization in exchange for shares of the Sentinel Small Company Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the Sentinel Small Company Fund were recorded at fair value; however, the Sentinel Mid Cap Fund’s cost of investments were carried forward to align ongoing reporting of the Sentinel Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the Sentinel Small Company Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

				Total
				Net Assets of	Acquired
		Total	Total	Acquiring Fund	Fund Unrealized
Acquiring	Acquired	Net Assets of	Net Assets of	After the	Appreciation/
Fund	Fund	Acquiring Fund	Acquired Fund	Acquisition	(Depreciation)
Sentinel Small Company Fund Class A	Sentinel Mid Cap Fund Class A	$546,804,192	$ 97,558,873	$644,363,065	$ 9,958,785

Sentinel Small Company Fund Class C	Sentinel Mid Cap Fund Class C	97,641,067	8,942,615	106,583,682	(5,233,947)

Sentinel Small Company Fund Class I	Sentinel Mid Cap Fund Class I	209,050,954	5,382,625	214,433,579	7,617,354

Sentinel Small Company Fund Class R6	None	2,116,165	-	2,116,165	-
		$855,612,378	$111,884,113*	$967,496,491	$12,342,192

* The net assets of the Sentinel Mid Cap Fund were primarily comprised of investments with a fair value of $112,084,254 just prior to the reorganization.

The financial statements reflect the operations of the Sentinel Small Company Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Assuming the acquisition had been completed on December 1, 2015, the beginning of the fiscal annual reporting period of the Sentinel Small Company Fund, Sentinel Small Company Fund’s pro forma results of operations for the year ended November 30, 2016 would be estimated as follows:

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ (3,621,210)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	95,636,043
Net change in unrealized appreciation (depreciation)	27,441,323
Net increase (decrease) in net assets from operations	$119,456,156

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Sentinel Mid Cap Fund that have been included in the Sentinel Small Company Fund’s statement of operations since March 30, 2016.

Pursuant to a Plan of Reorganization approved by the Board on December 3, 2015, as of the close of business on March 30, 2016, Sentinel Sustainable Core Opportunities Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Sustainable Mid Cap Opportunities Fund, a separate series of the Company, in a tax-free reorganization in exchange for shares of the Sentinel Sustainable Core Opportunities Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the Sentinel Sustainable Core Opportunities Fund were recorded at fair value; however, the Sentinel Sustainable Mid Cap Opportunities Fund’s cost of investments were carried forward to align ongoing reporting of the Sentinel Sustainable Core Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the Sentinel Sustainable Core Opportunities Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

				Total
				Net Assets of	Acquired
		Total	Total	Acquiring Fund	Fund Unrealized
Acquiring	Acquired	Net Assets of	Net Assets of	After the	Appreciation/
Fund	Fund	Acquiring Fund	Acquired Fund	Acquisition	(Depreciation)
Sentinel Sustainable Core Opportunities Fund Class A	Sentinel Sustainable Mid Cap Opportunities Fund Class A	$218,441,256	$116,823,960	$335,265,216	$6,526,618

Sentinel Sustainable Core Opportunities Fund Class I	Sentinel Sustainable Mid Cap Opportunities Fund Class I	14,715,877	5,888,166	20,604,043	1,664,519
		$233,157,133	$122,712,126*	$355,869,259	$8,191,137

*	The net assets of the Sentinel Sustainable Mid Cap Opportunities Fund were primarily comprised of investments with a fair value of $122,910,546 just prior to the reorganization.

Notes to Financial Statements

The financial statements reflect the operations of the Sentinel Sustainable Core Opportunities Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Assuming the acquisition had been completed on December 1, 2015, the beginning of the fiscal annual reporting period of the Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Core Opportunities Fund’s pro forma results of operations for the year ended November 30, 2016 would be estimated as follows:

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 2,720,870
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	7,257,185
Net change in unrealized appreciation (depreciation)	10,499,733
Net increase (decrease) in net assets from operations	$20,477,788

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Sentinel Sustainable Mid Cap Opportunities Fund that have been included in the Sentinel Sustainable Core Opportunities Fund’s statement of operations since March 30, 2016.

(6) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts, swaps and written options) for the fiscal year ended November 30, 2016 were as follows:

	Purchases of Other	Purchases of U.S.	Sales of Other than	Sales of U.S.
	than U.S. Government	Government Direct	U.S. Government	Government Direct
	Direct and Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$47,010,059	$78,366,455	$56,963,182	$85,956,651
Common Stock	173,728,104	–	483,773,508	–
Government Securities	1,845,000	125,758,470	1,880,000	162,371,645
International Equity	92,077,048	–	51,293,864	–
Low Duration Bond	283,471,313	116,877,960	482,242,648	154,331,149
Multi-Asset Income	476,845,236	105,655,606	498,629,018	117,802,382
Small Company	536,607,633	–	760,823,113	–
Sustainable Core Opportunities	102,715,255	–	111,642,996	–
Total Return Bond	454,495,439	737,600,813	649,617,962	921,506,644
Unconstrained Bond	23,615,902	52,850,275	30,982,715	49,929,329

(7) Investment Transactions with Affiliated Investment Companies:

Pursuant to Section 17a-7 of the Investment Company Act of 1940, as amended, purchases and sales of investment securities are permitted among affiliated investment companies for the purposes of executing trades consistent with each Fund’s investment strategies and also minimizing or eliminating trading costs associated with external brokers. Compliance with Section 17a-7 is monitored internally by qualified personnel and reported to the Board at regular intervals. Section 17a-7 purchases and sales along with associated net realized gains or losses for the fiscal year ended November 30, 2016 were as follows:

	Aggregate	Aggregate	Net Realized
Sentinel Fund	Purchases	Sales	Gain (Loss)
Balanced	$1,144,121	$501,062	$11,934
Low Duration Bond	11,403,650	27,675,704	346,188
Multi-Asset Income	26,998,714	2,288,243	(256,363)
Total Return Bond	1,843,1340	10,265,563	443,142
Unconstrained Bond	90,374	732,015	31,821

Notes to Financial Statements

(8) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short -term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At November 30, 2016, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss
Sentinel Fund	Carry Forward	Expiring on 11/30
Government Securities	$45,630,221	No Expiration (Short-Term)
	12,826,885	No Expiration (Long-Term)
Total	$58,457,106

International Equity	$229,675	No Expiration (Long-Term)

Low Duration Bond	$2,065,072	2017
	16,447,278	2018
	32,731,463	2019
	20,336,624	No Expiration (Short-Term)
	55,664,865	No Expiration (Long-Term)
Total	$127,245,302

Total Return Bond	$6,884,255	No Expiration (Short-Term)
	27,426,941	No Expiration (Long-Term)
Total	$34,311,196

Unconstrained Bond	$126,768	No Expiration (Short-Term)
	204,572	No Expiration (Long-Term)
Total	$331,340

During the fiscal year ended November 30, 2016, the Funds utilized capital losses as follows:

Capital Losses
Sentinel Fund	Utilized
Low Duration Bond	$5,208,454
Total Return Bond	1,216,511

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Capital Losses
Sentinel Fund	Expired
Low Duration Bond	$505,428

Net ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from December 1, 2015 to November 30, 2016, the Funds elected to defer until the first business day of the next fiscal year for U.S. Federal income tax purposes net ordinary losses as stated below:

Ordinary Losses
Sentinel Fund	Deferred
Small Company	$2,834,460

The tax character of distributions paid during the fiscal year ended November 30, 2016 were as follows:

	Ordinary	Long Term	Return of
Sentinel Fund	Income	Capital Gain	Capital	Total
Balanced	$ 6,767,216	$ 9,916,784	$-	$ 16,684,000
Common Stock	57,077,267	137,723,635	-	194,800,902
Government Securities	5,576,817	-	-	5,576,817
International Equity	976,876	3,860,204	-	4,837,080
Low Duration Bond	7,914,698	-	-	7,914,698
Multi-Asset Income	12,533,676	14,587,830	-	27,121,506
Small Company	-	159,188,187	-	159,188,187
Sustainable Core Opportunities	4,798,172	2,336,192	-	7,134,364
Total Return Bond	13,269,338		-	13,269,338
Unconstrained Bond	430,754		-	430,754

Notes to Financial Statements

The tax character of distributions paid during the fiscal year ended November 30, 2015 were as follows:

	Ordinary	Long Term	Return of
Sentinel Fund	Income	Capital Gain	Capital	Total
Balanced	$ 4,538,159	$ 13,846,187	$-	$ 18,384,346
Common Stock	26,299,490	998,965	-	27,298,455
Government Securities	6,553,189	-	-	6,553,189
International Equity	2,241,462	19,511,422	-	21,752,884
Low Duration Bond	12,263,947	-	-	12,263,947
Multi-Asset Income	8,251,204	20,893,052	-	29,144,256
Small Company	2,604,516	267,930,931	-	270,535,447
Sustainable Core Opportunities	2,064,388	-	-	2,064,388
Total Return Bond	16,913,052	0	77,444	16,990,496
Unconstrained Bond^	316,833	0	-	316,833

^Commenced operations December 23, 2014.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Currently	Currently
	Distributable	Distributable Long	Unrealized
	Ordinary	Term Capital Gain or	Appreciation
Fund	Income	Capital Loss Carryover	(Depreciation)
Balanced	$ 740,417	$ 2,124,196	$ 96,365,867
Common Stock	7,615,136	115,781,742	959,075,887
Government Securities	179,494	(58,457,106)	1,292,328
International Equity	539,432	(229,675)	4,204,172
Low Duration Bond	163,920	(127,245,302)	(737,025)
Multi-Asset Income	2,299,107	-	(1,069,198)
Small Company	-	89,358,006	198,358,212
Sustainable Core Opportunities	2,595,035	4,380,458	90,987,279
Total Return Bond	15,455	(34,311,196)	1,075,026
Unconstrained Bond	903	(331,340)	(203,877)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(9) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2016 included in the line item Accrued expenses on the Statement of Assets and Liabilities are as follows:

Sentinel Fund
Balanced – A	$ 7,581
Common Stock – A	61,939
Government Securities – A	6,503	*This specific accrued liability was assumed from the Sentinel Mid Cap Fund Class A
Small Company – A*	6,227	following the reorganization completed after the close of business on March 30, 2016.

(10) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(11) Subsequent Events:

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 15, 2016, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Net
	Investment	Short-Term	Long-Term
Sentinel Fund	Income	Capital Gain	Capital Gain
Balanced - A	$0 .079	$-	$0 .13019
Balanced - C	0 .041	-	0 .13019
Balanced - I	0 .091	-	0 .13019
Common Stock - A	0 .163	-	2 .45933
Common Stock - C	0 .084	-	2 .45933
Common Stock - I	0 .194	-	2 .45933
Common Stock - R6	0 .202	-	2 .45933
Government Securities - A	0 .029	-	-
Government Securities - C	0 .021	-	-
Government Securities - I	0 .030	-	-
International Equity - A	0 .104	-	-
International Equity - C	-	-	-
International Equity - I	0 .180	-	-
Low Duration Bond - A	0 .006	-	-
Low Duration Bond - I	0 .009	-	-
Low Duration Bond - S	0 .005	-	-

There were no other subsequent events identified that require recognition or disclosure.

Net
	Investment	Short-Term	Long-Term
Sentinel Fund	Income	Capital Gain	Capital Gain
Multi-Asset Income - A	$0 .053	$0.09223	$-
Multi-Asset Income - C	0 .044	0.09223	-
Multi-Asset Income - I	0 .056	0.09223	-
Small Company - A	-	-	0 .41838
Small Company - C	-	-	0 .41838
Small Company - I	-	-	0 .41838
Small Company - R6	-	-	0 .41838
Sustainable Core Opportunities - A	0 .149	-	0 .25704
Sustainable Core Opportunities - I	0 .204	-	0 .25704
Total Return Bond - A	0 .023	-	-
Total Return Bond - C	0 .015	-	-
Total Return Bond - I	0 .025	-	-
Total Return Bond - R3	0 .023	-	-
Total Return Bond - R6	0 .025	-	-
Unconstrained Bond - A	0 .007	-	-
Unconstrained Bond - C	0 .001	-	-
Unconstrained Bond - I	0 .010	-	-

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel International Equity Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 19, 2017

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/16 through 11/30/16.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/16 through 11/30/16” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees:

Retirement Custodial Accounts:
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees:
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.

More detailed expenses data is contained the accompanying Financial Statements and related Notes.

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/16
Sentinel Fund	Fund Class	Description	Percentage	06/01/16	11/30/16	Ratio	through 11/30/16*
Balanced
	A Shares	Actual	3.27	$1,000.00	$1,032.74	0.98	$4.98
		Hypothetical+	2.01	1,000.00	1,020.10	0.98	4.95
	C Shares	Actual	2.84	1,000.00	1,028.43	1.74	8.82
		Hypothetical+	1.63	1,000.00	1,016.30	1.74	8.77
	I Shares	Actual	3.37	1,000.00	1,033.67	0.80	4.07
		Hypothetical+	2.10	1,000.00	1,021.00	0.80	4.04
Common Stock
	A Shares	Actual	5.54	1,000.00	1,055.39	1.00	5.14
		Hypothetical+	2.00	1,000.00	1,020.00	1.00	5.05
	C Shares	Actual	5.15	1,000.00	1,051.48	1.77	9.08
		Hypothetical+	1.61	1,000.00	1,016.15	1.77	8.92
	I Shares	Actual	5.69	1,000.00	1,056.91	0.72	3.70
		Hypothetical+	2.14	1,000.00	1,021.40	0.72	3.64
	R6 Shares	Actual	5.74	1,000.00	1,057.42	0.65	3.34
		Hypothetical+	2.17	1,000.00	1,021.75	0.65	3.29
Government Securities
	A Shares	Actual	-1.30	1,000.00	986.99	0.89	4.42
		Hypothetical+	2.05	1,000.00	1,020.55	0.89	4.50
	C Shares	Actual	-1.68	1,000.00	983.16	1.69	8.38
		Hypothetical+	1.66	1,000.00	1,016.55	1.69	8.52
	I Shares	Actual	-1.19	1,000.00	988.07	0.65	3.23
		Hypothetical+	2.17	1,000.00	1,021.75	0.65	3.29
International Equity
	A Shares	Actual	-5.08	1,000.00	949.24	1.33	6.48
		Hypothetical+	1.84	1,000.00	1,018.35	1.33	6.71
	C Shares	Actual	-5.54	1,000.00	944.59	2.31	11.23
		Hypothetical+	1.35	1,000.00	1,013.45	2.31	11.63
	I Shares	Actual	-4.94	1,000.00	950.62	0.97	4.73
		Hypothetical+	2.01	1,000.00	1,020.15	0.97	4.90
Low Duration Bond
	A Shares	Actual	0.36	1,000.00	1,003.58	1.01	5.06
		Hypothetical+	2.00	1,000.00	1,019.95	1.01	5.10
	I Shares	Actual	0.62	1,000.00	1,006.18	0.58	2.91
		Hypothetical+	2.21	1,000.00	1,022.10	0.58	2.93
	S Shares	Actual	0.39	1,000.00	1,003.95	1.07	5.36
		Hypothetical+	1.96	1,000.00	1,019.65	1.07	5.40

Expenses

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/16
Sentinel Fund	Fund Class	Description	Percentage	06/01/16	11/30/16	Ratio	through 11/30/16*
Multi-Asset Income
	A Shares	Actual	2.04	$1,000.00	$1,020.36	0.99	$5.00
		Hypothetical+	2.00	1,000.00	1,020.05	0.99	5.00
	C Shares	Actual	1.68	1,000.00	1,016.81	1.72	8.67
		Hypothetical+	1.64	1,000.00	1,016.40	1.72	8.67
	I Shares	Actual	2.19	1,000.00	1,021.89	0.80	4.04
		Hypothetical+	2.10	1,000.00	1,021.00	0.80	4.04
Small Company
	A Shares	Actual	12.43	1,000.00	1,124.33	1.18	6.27
		Hypothetical+	1.91	1,000.00	1,019.10	1.18	5.96
	C Shares	Actual	12.03	1,000.00	1,120.27	1.92	10.18
		Hypothetical+	1.54	1,000.00	1,015.40	1.92	9.67
	I Shares	Actual	12.64	1,000.00	1,126.40	0.86	4.57
		Hypothetical+	2.07	1,000.00	1,020.70	0.86	4.34
	R6 Shares	Actual	12.54	1,000.00	1,125.41	0.73	3.88
		Hypothetical+	2.14	1,000.00	1,021.35	0.73	3.69
Sustainable Core Opportunities
	A Shares	Actual	5.11	1,000.00	1,051.07	1.17	6.00
		Hypothetical+	1.92	1,000.00	1,019.15	1.17	5.91
	I Shares	Actual	5.24	1,000.00	1,052.37	0.87	4.46
		Hypothetical+	2.07	1,000.00	1,020.65	0.87	4.39
Total Return Bond
	A Shares	Actual	-0.02	1,000.00	999.78	0.89	4.45
		Hypothetical+	2.05	1,000.00	1,020.55	0.89	4.50
	C Shares	Actual	-0.56	1,000.00	994.42	1.83	9.12
		Hypothetical+	1.58	1,000.00	1,015.85	1.83	9.22
	I Shares	Actual	-0.05	1,000.00	999.48	0.85	4.25
		Hypothetical+	2.08	1,000.00	1,020.75	0.85	4.29
	R3 Shares	Actual	-0.12	1,000.00	998.81	0.89	4.45
		Hypothetical+	2.05	1,000.00	1,020.55	0.89	4.50
	R6 Shares	Actual	-0.02	1,000.00	999.76	0.69	3.45
		Hypothetical+	2.16	1,000.00	1,021.55	0.69	3.49
Unconstrained Bond
	A Shares	Actual	0.20	1,000.00	1,002.03	1.28	6.41
		Hypothetical+	1.86	1,000.00	1,018.60	1.28	6.46
	C Shares	Actual	-0.03	1,000.00	999.73	1.80	9.00
		Hypothetical+	1.60	1,000.00	1,016.00	1.80	9.07
	I Shares	Actual	0.38	1,000.00	1,003.76	1.05	5.26
		Hypothetical+	1.97	1,000.00	1,019.75	1.05	5.30

*Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional Information for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2016. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2016. The information required to complete your income tax returns for the calendar year will be sent to you in February 2017.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
Sentinel Fund	Deduction	Income	Distributions
Balanced	97.70%	100.00%	$ 9,916,784
Common Stock	100.00%	100.00%	137,723,635
International Equity	0.00%	100.00%	3,860,204
Mid Cap*	-	-	16,669,509
Multi-Asset Income	1.94%	16.81%	14,587,830
Small Company	-	-	159,188,187
Sustainable Core Opportunities	100.00%	100.00%	2,336,192
Sustainable Mid Cap Opportunities**	-	-	12,371,039

*The Sentinel Mid Cap Fund reorganized into the Sentinel Small Company Fund following the close of business on March 30, 2016.

**The Sentinel Sustainable Mid Cap Opportunities Fund reorganized into the Sentinel Sustainable Core Opportunities Fund following the close of business on March 30, 2016.

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements were last approved by the Board on August 17, 2016.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2016, the process to be followed in connection with the 2016 review of the Advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Prior to the June 2016 meeting, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory Agreements on July 21, 2016. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, and the Advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory Agreements. Following the July 21, 2016 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 15-17, 2016 to further consider the continuance of the Advisory Agreements. The Funds’ counsel participated in the July 21 and August 15-17 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed to be relevant, including performance information provided by Morningstar Inc. (“Morningstar”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds; Fund advisory fees and Class A share expense information provided by Morningstar as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under their respective internal compliance programs; and the terms of the Advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar. The Board also discussed with the Advisor details regarding the Advisor’s hiring plan to expand the number of its investment professionals.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2016 meetings, the Board considered the Funds’ 1-, 3- and 5-year net returns as of May 31, 2016 as compared to net return information provided by Morningstar for each Fund’s peer group and category identified by Morningstar. The Board also considered information prepared by Morningstar covering other time periods and reviewed each Fund’s most recent quarterly performance.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Morningstar peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Morningstar materials provided to the Board, the International Equity, Multi-Asset Income, Small Company and Sustainable Core Funds have generated strong peer group rankings over the past year, and in the case of the International Equity Fund and Small Company Fund, strong relative performance for the prior 1-, 3- and 5- year time frames.

Board Approval of Investment Advisory Agreements

With respect to the relatively poorer performing Funds, including the Government Securities Fund, the Low Duration Bond Fund and the Total Return Bond Fund, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance and related information for each of the Funds and the Advisor supported the approval of the Advisory Agreements.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal year ended November 30, 2015 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Morningstar. The Independent Directors requested and received information from the Advisor regarding the reasons for any increase or material decrease in any of the Funds’ operating expense ratios (net of any reimbursements) as compared to the ratio for the prior year. The Advisor noted that four funds, the Government Securities Fund, the Low Duration Bond Fund, the Sustainable Core Opportunities Fund and the Total Return Bond Fund were in the 4th or 5th quintile for total expenses (net of any reimbursements). For the Low Duration Bond Fund, it was noted that the expense ratio difference of the fund compared to peer funds was primarily due to the average net asset size of the fund. The Advisor noted steps taken to manage Fund expenses. The Independent Directors also noted that the Advisor had entered into various agreements to limit its advisory fee or cap expenses to certain Funds or specified shares classes. After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2015 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the pre-tax profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors (Unaudited)

There are eight Directors of Sentinel Group Funds, Inc. Their names and other information about the six independent Directors currently responsible for the oversight of the ten Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (61) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairperson, President and Chief Executive Officer, from 2004 to 2008; Sentinel Variable Products Trust (“SVPT”) – Trustee, since May 2016	None
Deborah G. Miller (67) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts and Nominating Committee Chairperson, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) – Chief Executive Officer, from 2005 to 2007; SVPT – Trustee, since May 2016	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (53) National Life Drive Montpelier, VT 05604	Director, since 2013	Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Vermont Financial Literacy Commission – Co-Chairperson, since November 2015; Vermont’s Universal Children’s Higher Education Savings Account Program Advisory Committee – Chairperson, since November 2015; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004; SVPT – Trustee, since May 2016	None
John Raisian, Ph.D. (67) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University – Senior Fellow, since 1986; Director, from 1989 to 2015; SVPT – Trustee, since May 2015; Lead Independent Trustee, since June 2016	None
Richard H. Showalter (69) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance and Valuation Committee Chairperson, since 2012; Lead Independent Director, from 2005 to 2012	Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007; SVPT – Trustee, since May 2016; Audit, Compliance and Valuation Committee Chairperson, since June 2016	None
Angela E. Vallot (60) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts and Nominating Committee Chairperson, since 2013 and from 2004 to 2009	VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001; SVPT – Trustee, since May 2016; Governance, Contracts and Nominating Committee Chairperson, since June 2016	None

Officers (Unaudited)

The names of and other information relating to the Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (58)** National Life Drive Montpelier, VT 05604	Director and Chairperson, since 2015	National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SVPT – Trustee and Chairperson, since 2009	None
Thomas H. Brownell (56)** National Life Drive Montpelier, VT 05604	Director, since 2015; President and Chief Executive Officer, since 2013	National Life – Executive Vice President, since 2013; Executive Vice President and Chief Investment Officer, from 2013 to May 2016; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; SVPT – Trustee, since May 2016; President, since 2013	None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016	Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SVPT – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company(“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009	N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008	SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to 2015; Counsel, from 2008 to 2011; SVPT – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004	N/A
John K. Landy (57) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI – Senior Vice President, since 2006; SVPT – Vice President, since 2004; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Philip G. Partridge, Jr. (40) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2014	Advisor – Vice President, since 2015; Chief Financial Officer, since 2014; SFSC – Vice President and Chief Financial Officer, since 2015; Vice President and Assistant Treasurer, from 2006 to 2015; Sentinel Administrative Services, Inc. (“SASI”) – Vice President and Chief Financial Officer, since 2015; SVPT – Vice President and Treasurer, since June 2016	N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI– Vice President, since 2006; SVPT – Assistant Vice President and Assistant Treasurer, since June 2016; Vice President and Treasurer, from 2000 to June 2016; SASC – Vice President, from 1998 to 2006	N/A
Scott G. Wheeler (51) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI – Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT – Assistant Vice President and Assistant Treasurer, from 2004 to June 2016; SASC – Assistant Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (35) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009	National Life – Senior Securities Paralegal, since 2010; SVPT – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006	N/A

*	Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.
**Mr.	Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company and Mr. Brownell is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company -

Kansas City

Transfer Agent and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

@sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. National Life Group® is a trade name of National Life Insurance Company, founded in Montpelier, VT in 1848 and its affiliates.

43602 SF0104(0117)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2016 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2016 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Gary Dunton, John Pelletier and Richard H. Showalter, Jr. are the Audit Committee Financial Experts serving on the Registrant's Audit Committee and all are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2015	$341,675
2016	$318,192

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services, Inc. ("SASI"), aggregate fees for services which in both years related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows:

2015	$0.00
2016	$0.00

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2015	$81,973
2016	$86,902

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 2, 2017

By: /s/ Philip G. Partridge, Jr.
Philip G. Partridge, Jr.
Chief Financial Officer

Date: February 2, 2017